PURCHASE AND SALE AGREEMENT

by and among

WASHREIT BRADLEE SHOPPING CENTER LLC,
a Delaware limited liability company,
as Bradlee Seller,

WASHREIT SHOPPES AT FOXCHASE LLC,
a Delaware limited liability company,
as Foxchase Seller,

WRIT GATEWAY OVERLOOK LLC,
a Delaware limited liability company,
as Gateway Seller,

WRIT OLNEY VILLAGE CENTER LLC,
a Delaware limited liability company,
as Olney Seller,

WASHREIT WHEATON PARK SHOPPING CENTER LLC,
a Delaware limited liability company,
as Wheaton Seller

and
GLOBAL RETAIL INVESTORS, LLC,
a Delaware limited liability company, as Buyer

* * * * * *
Date: June 26, 2019

PROPERTIES:

Bradlee Shopping Center - 3600 King Street, Alexandria, VA 22302
Shoppes at Foxchase - 4500-4600 Duke Street, Alexandria, VA 22304
Gateway Overlook - Little Patuxent Pkwy/Rte 175 & Waterloo Rd/Rte 108, Columbia, MD 21075
Olney Village Shopping Center - 18100 - 18330 Village Center Drive, Olney, MD 20832
Wheaton Park Shopping Center - Georgia Avenue and Shorefield Road, Wheaton, MD 20902

TABLE OF CONTENTS

ARTICLE 1 – SALE OF PROPERTY		- 1 -
1.1	Real Property	- 1 -
1.2	Personal Property	- 1 -
1.3	Other Property Rights	- 1 -
1.4	Individual Properties	- 2 -
1.5	Seller Relationships.	- 2 -
1.6	“All or Nothing Basis”.	- 2 -
ARTICLE 2 – PURCHASE PRICE		- 2 -
2.1	Earnest Money Deposit; Payment of Deposit	- 3 -
2.2	Cash at Closing	- 3 -
2.3	Independent Consideration	- 3 -
2.4	Allocation of Purchase Price	- 3 -
ARTICLE 3 – TITLE MATTERS		- 3 -
3.1	Title to Real Property	- 3 -
3.2	Title Defects	- 4 -
3.3	Additional Title Objections	- 5 -
3.4	Title Insurance	- 6 -
ARTICLE 4 – BUYER’S DUE DILIGENCE		- 6 -
4.1	Buyer’s Due Diligence	- 6 -
4.2	As-Is Sale	- 10 -
ARTICLE 5 – ADJUSTMENTS AND PRORATIONS		- 10 -
5.1	Lease Rentals and Expenses	- 10 -
5.2	Real Estate and Personal Property Taxes	- 11 -
5.3	Other Property Operating Expenses	- 12 -
5.4	Closing Costs	- 12 -
5.5	Security Deposits	- 13 -
5.6	Leasing Commissions and Tenant Improvements.	- 13 -
5.7	Apportionment Credit	- 13 -
5.8	Post-Closing Adjustment	- 13 -

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5.9	Customary Prorations.	- 14 -
5.10	Survival of Provisions	- 14 -
ARTICLE 6 – CLOSING		- 15 -
6.1	Closing Date	- 15 -
6.2	Title Transfer and Payment of Purchase Price	- 15 -
6.3	Seller’s Closing Deliveries	- 15 -
6.4	Buyer Closing Deliveries	- 18 -
6.5	Delivery of Deed	- 18 -
ARTICLE 7 – CONDITIONS TO CLOSING		- 18 -
7.1	Seller’s Obligations	- 18 -
7.2	Buyer’s Obligations	- 19 -
7.3	Failure of Conditions Precedent	- 19 -
7.4	No Financing Contingency	- 20 -
ARTICLE 8 – REPRESENTATIONS AND WARRANTIES		- 20 -
8.1	Buyer’s Representations	- 20 -
8.2	Seller’s Representations	- 21 -
8.3	General Provisions	- 24 -
ARTICLE 9 – COVENANTS		- 25 -
9.1	Buyer’s Covenants	- 25 -
9.2	Seller’s Covenants	- 25 -
9.2.4	Changes in Representations.	- 28 -
9.2.5	Survival. The provisions of Section 9.2 shall survive Closing.	- 28 -
9.3	Mutual Covenants	- 28 -
ARTICLE 10 – CONDEMNATION/CASUALTY		- 30 -
10.1	Condemnation	- 30 -
10.2	Destruction or Damage	- 30 -
10.3	Insurance	- 31 -
10.4	Effect of Termination	- 31 -
10.5	Waiver	- 32 -
ARTICLE 11 – DEFAULTS		- 32 -
11.1	Default Remedies	- 32 -
11.2	Surviving Obligations.	- 33 -
ARTICLE 12 – ESCROW		- 33 -

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12.1	Investment of Deposit	- 33 -
12.2	Delivery of Deposit Upon Closing	- 33 -
12.3	Disbursement Following Termination	- 33 -
12.4	Release and Indemnity	- 33 -
12.5	Taxpayer Identification	- 34 -
12.7	Escrow Fee	- 34 -
ARTICLE 13 – MISCELLANEOUS		- 34 -
13.1	Buyer’s Assignment	- 34 -
13.2	Designation Agreement	- 34 -
13.3	Survival/Merger	- 35 -
13.4	Integration; Waiver	- 35 -
13.5	Governing Law	- 35 -
13.6	Captions Not Binding; Schedules and Exhibits	- 35 -
13.7	Binding Effect	- 36 -
13.8	Severability	- 36 -
13.9	Notices	- 36 -
13.10	Counterparts	- 37 -
13.11	No Recordation	- 37 -
13.12	Additional Agreements; Further Assurances	- 37 -
13.13	Time of the Essence	- 37 -
13.14	Construction	- 37 -
13.15	Business Day	- 38 -
13.16	Sellers’ Maximum Aggregate Liability	- 38 -
13.17	Relationship of the Parties	- 38 -
13.18	Incorporation By Reference	- 38 -
13.19	Captions	- 39 -
13.20	Waiver of Trial By Jury; Venue and Jurisdiction; Certain Costs	- 39 -
13.21	Intentionally Omitted	- 39 -
13.22	No Third Party Beneficiary	- 39 -
13.23	Exculpation	- 39 -
13.24	1031 Exchange	- 40 -
13.25	Maryland Statutory Disclosures.	- 41 -

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LIST OF EXHIBITS AND SCHEDULES

Exhibit A        Sellers and Individual Properties
Exhibit B-1        Bradlee Legal Description
Exhibit B-2        Foxchase Legal Description
Exhibit B-3        Gateway Legal Description
Exhibit B-4        Olney Legal Description
Exhibit B-5        Wheaton Legal Description
Exhibit C        As-Is Provisions
Exhibit D-1        Maryland Form of Deed
Exhibit D-2        Virginia Form of Deed
Exhibit D-3        Assignment of Ground Lease
Exhibit E        Form of Bill of Sale
Exhibit F        Form of Assignment of Leases
Exhibit G        Form of Assignment of Licenses and Permits
Exhibit H        Form of Notice to Tenants
Exhibit I        Form of Seller’s FIRPTA Affidavit
Exhibit J        Form of Owner’s Affidavit

Exhibit K        Form of Rent Roll
Exhibit L        Litigation, Condemnation Notices and Governmental Violations
Exhibit M        List of Leases
Exhibit N        Form of Tenant Estoppel Certificate
Exhibit N -1        Form of Seller Estoppel Certificate
Exhibit N-2        Required Tenant Estoppels
Exhibit O-1        Declaration Estoppel Certificate (Gateway Seller)
Exhibit O-2        Declaration Estoppel Certificate (Third-Party)
Exhibit O-3        Declaration Estoppel Certificate (Third-Party)
Schedule 2.4        Allocation of Purchase Price & Deposit
Schedule 5.2        Tax Appeals
Schedule 5.6        Sellers’ Leasing Costs
Schedule 8.2.2(b)    Contracts
Schedule 8.2.2(g)    Environmental Disclosures
Schedule 10.3        Sellers’ Property Insurance Certificates

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PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of June 26, 2019 (the “Effective Date”), by and among the sellers identified on Exhibit A (each, a “Seller” and collectively, the “Sellers”), and GLOBAL RETAIL INVESTORS, LLC, a Delaware limited liability company (“Buyer”).
W I T N E S S E T H:
In consideration of the mutual covenants and agreements set forth in this Agreement the parties hereto do hereby agree as follows:
ARTICLE 1– SALE OF PROPERTY
Each Seller agrees to sell, transfer and assign, as applicable, and Buyer agrees to purchase, accept and assume, subject to the terms and conditions stated herein, all of the following (herein collectively called the “Property”):
1.1    Real Property. Fee simple (and the Ground Leasehold (as defined below) held by the Gateway Seller, as the ground lessee) title to all those certain parcels of real estate legally described in Exhibit B-1 through Exhibit B-5 attached hereto and incorporated herein by this reference (“Land”), together with any and all buildings, improvements, and structures located on the Land (collectively with the appurtenant improvements and fixtures located thereon (the “Improvements”)) and all easements, rights, privileges and appurtenances pertaining thereto including all of each Seller’s right, title and interest, if any, in and to all rights-of-way, open or proposed streets, alleys, easements, strips or gores of land adjacent thereto (herein collectively called the “Real Property”);
1.2    Personal Property. All of Seller’s right, title and interest in and to all tangible personal property and equipment owned by each Seller, now or hereafter located on such Seller’s Real Property, and used in the ownership, operation or maintenance of such Seller’s Real Property (herein collectively called the “Personal Property”) but expressly excluding commercial vehicles that may be located onsite at any Individual Property and used by Sellers, or any of their agents, employees or representatives (collectively, the “Excluded Personal Property”). The term Personal Property shall not include: any (i) Excluded Personal Property, or (ii) software owned by any Seller or any Seller’s property manager, appraisals, brokers’ analyses, purchase offers, budgets, any Seller’s strategic plans for the Property, internal analyses, financial projections, property condition reports, refinancing offers and analysis, marketing information, submissions relating to each Seller’s obtaining of corporate authorization, attorney and accountant work product, or other information in the possession or control of any Seller or any Seller’s property manager that any such Seller deems confidential or proprietary (collectively the “Proprietary Documents”); and
1.3    Other Property Rights. Each Seller’s interest (a) as landlord in all leases with tenants and any amendments, guarantees, and other documents relating thereto and lease security and other deposits held thereunder, as well as all licenses and other occupancy agreements, for all or any

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portion of such Seller’s Individual Property (as defined below) (herein collectively called the “Leases”); (b)  to the extent assignable by each Seller without material liability or material expense for such Seller’s Individual Property: (i) all certificates of occupancy then in place for the Improvements and all other licenses, permits, approvals and other written authorizations necessary for the use, operation or ownership of the Real Property or Personal Property of such Seller’s Individual Property (the “Licenses and Permits”); and (ii) all guaranties and warranties relating to the Real Property that remain in effect on the Closing Date (the “Warranties and Guaranties”) on each Seller’s Individual Property (it being agreed that Seller shall reasonably cooperate with Buyer in seeking any required third party consents with respect to such Warranties and Guaranties), (c) all rights to use the trade names and property names for the shopping centers listed on Exhibit A to this Agreement, (the rights and interests of Sellers described in Sections 1.3(a), 1.3(b) and 1.3(c) hereinabove being herein collectively called the “Other Property Rights”).
1.4    Individual Properties. The portion of the Property associated with each of the parcels of Land described in Exhibits B-1 through B-5 is referred to in this Agreement as an “Individual Property.” The portion of the Property associated with each respective parcel of land is as described on Exhibit A. By its execution of this Agreement, each Seller is agreeing to convey the Individual Property set forth opposite such Seller’s name on Exhibit A to this Agreement (a “Seller’s Individual Property”) upon the terms and conditions set forth in this Agreement.
1.5    Seller Relationships. Notwithstanding anything contained in this Agreement to the contrary, the representations, covenants and obligations of each individual Seller under this Agreement shall be limited to the representations, covenants and obligations of the Sellers set forth in this Agreement, as applicable to such Seller and such Seller’s Individual Property only. The obligations of the Sellers under this Agreement are not joint and several. No Seller shall be responsible for the obligations of any other Seller under this Agreement. Except as set forth in this Agreement, no Seller shall be subject to claims, damages or remedies attributable to the breach by any other Seller.
1.6    “All or Nothing Basis”. Subject to the terms and conditions of this Agreement, Sellers agree to sell to Buyer, and Buyer agrees to purchase from Sellers, all of the property comprising the Property at Closing in consideration for the Purchase Price set forth in this Agreement. The parties acknowledge and agree that, except as otherwise set forth in this Agreement, (a) the sale of the Property shall be on an “all or nothing” basis; (b) Buyer shall have no right, and Sellers shall have no right or obligation, to exclude any portion of the Property from the Transactions (as defined below), and (c) any termination of this Agreement shall constitute a termination of this Agreement as to Buyer, all Sellers, and all of the Property.
ARTICLE 2    – PURCHASE PRICE
The total purchase price to be paid by Buyer for the purchase of the Property is the sum of Four Hundred Eighty Five Million Two Hundred Fifty Thousand and No/100 Dollars ($485,250,000.00) (the “Purchase Price”). The Purchase Price, subject to the prorations and adjustments set forth in Article 5 or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing, shall be paid by Buyer at Closing in immediately available funds by wire transfer as more particularly set forth in Section 6.2; provided, however, that if this Agreement is terminated with respect to one or more Individual Properties (but not all

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of the Property) as provided in Sections 10.1.1, 10.2 or 11.1.1(iv) hereof, then the term “Purchase Price” shall be adjusted to reduce the total Purchase Price by the amount allocated to such Individual Property(ies) (as set forth in Section 2.4 hereof) that will not be conveyed to Buyer as part of the Closing of the Transactions (as defined below).
2.1    Earnest Money Deposit; Payment of Deposit. No later than one (1) Business Day (as defined below) after execution of this Agreement (with all Exhibits and Schedules attached) and as a condition precedent to the effectiveness of this Agreement as to each Seller, Buyer shall deposit the sum of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) (“Initial Deposit”) with Chicago Title Insurance Company (“Escrow Agent”), with an address of 1620 L Street, NW, 4th Floor, Washington, DC 20036, Attn: Mark Badanowski. The Initial Deposit and the Second Deposit (if made pursuant to Section 4.1 below) (i.e., the total amount of up to $15,000,000) shall be collectively referred to as the “Deposit” and shall be non-refundable except as provided in this Agreement and shall be held and delivered by Escrow Agent in accordance with the provisions of Article 12. Any interest earned on the Initial Deposit and, if applicable, the Second Deposit, shall be added to, and form part of, the Deposit. Except as otherwise expressly set forth in this Agreement, the Deposit shall be paid to Sellers and applied against the Purchase Price on the Closing Date.
2.2    Cash at Closing. On the Closing Date, Buyer shall pay to Sellers an amount equal to the difference between (a) the Purchase Price, and (b) the amount of the Deposit as of the Closing Date (such difference, the “Balance”), subject to the prorations and adjustments set forth in Article 5 or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing, in immediately available funds by wire transfer as more particularly set forth in Section 6.2.
2.3    Independent Consideration. Contemporaneously with the execution of this Agreement, Buyer hereby delivers to each Seller and each Seller hereby acknowledges the delivery of a check in the amount of One Hundred and No/100 Dollars ($100.00) (“Independent Contract Consideration”), which amount the parties bargained for and agreed to as consideration for each Seller’s grant to Buyer of the terms hereof and for each Seller’s execution, delivery and performance of this Agreement. This Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, is non-refundable under any circumstances, and shall be retained by each Seller notwithstanding any other provisions of this Agreement, but will be applied to the cash portion of the Purchase Price at the Closing, if same occurs.
2.4    Allocation of Purchase Price and Deposit. Sellers and Buyer agree that the allocation of the Purchase Price, the Initial Deposit and the Second Deposit among the Individual Properties shall be as set forth on Schedule 2.4.
ARTICLE 3    – TITLE MATTERS
3.1    Title to Real Property. Buyer has ordered a commitment for an Owner’s Policy of Title Insurance with respect to such Seller’s Individual Property (each, a “Title Commitment”, and collectively, the “Title Commitments”) from the Escrow Agent (“Title Company”), and hyperlinks

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within the Title Commitments to copies of all recorded documents referred to on Schedule B of each Title Commitment as exceptions to coverage (the “Title Documents”). Buyer acknowledges and agrees that at Closing title to each Individual Property shall be subject to (i) applicable zoning and building ordinances and land use regulations; (ii) all valid and enforceable easements, conditions and restrictions of record as of the Effective Date, including those shown in the Title Commitment (excluding the Mandatory Cure Items (as defined below), and Title Defects (as defined below) to which Buyer timely objects, and as to which the applicable Seller agrees to cure in accordance with Sections 3.2 and 3.3 hereof) (collectively, the “Title Exceptions”); (iii) such state of facts disclosed by (or which would be disclosed by) a current and accurate ALTA survey of the Real Property for each Individual Property obtained by Buyer prior to the end of the Due Diligence Period (the “Current Survey”) to which Buyer has not objected in accordance with Sections 3.2 and 3.3 hereof; (iv) the lien of real estate taxes not yet due and payable; (v) any exceptions to title caused by Buyer, its authorized agents, representatives or employees; (vi) any Title Defects that are waived or deemed waived by Buyer pursuant to the terms of Section 3.2; and (vii) subject to Section 9.2.2(b) hereof, the Leases for such Individual Property (the foregoing exceptions described in clauses (i) through (vii) being herein collectively called the “Permitted Exceptions”).
3.2    Title Defects. No later than five (5) days prior to the expiration of the Due Diligence Period, Buyer shall deliver a notice to each Seller, as applicable, of the existence of any exceptions in each Title Commitment (other than Permitted Exceptions) that are unsatisfactory to Buyer (such exceptions being called “Title Defects”). Notwithstanding the foregoing, Buyer need not provide Seller with written notice under this Section 3.2 or Section 3.3 of its objection to any mortgages or deeds of trust that are created by a Seller or its predecessors in title, and related financing documentation recorded against the Property, Mechanic’s Liens (as defined below), tax liens encumbering the Property, and all other monetary liens encumbering the Property (collectively, “Mandatory Cure Items”), all of which, to the extent that they are reflected in the Title Commitments, shall be deemed Title Defects that Seller is obligated hereunder to remove at or prior to Closing. If Buyer timely notifies a Seller of the existence of any Title Defects for a Seller’s Individual Property, then such Seller shall have five (5) days within which to notify Buyer whether such Seller intends to cure such Title Defects, and the failure by such Seller to notify Buyer within such 5-day period shall be deemed conclusively to be such Seller’s notice to Buyer of such Seller’s decision not to cure the Title Defects. If Buyer does not deliver such notice of Title Defects or does not do so timely, or does not list any particular title objection, in each instance other than Mandatory Cure Items that Seller is obligated to remove at or prior to Closing, then Buyer shall be deemed to have waived any and all objections to the state of title identified in such Title Commitment relating to such Individual Property not expressly identified as a Title Defect in any such notice (and all such matters not so expressly identified, other than Mandatory Cure Items, shall become Permitted Exceptions). If a Seller notifies, or is deemed to have notified, Buyer of its intention not to cure any Title Defects with respect to such Seller’s Individual Property, then Buyer shall have five (5) days from the date of such Seller’s notification (or the date such Seller is deemed to have notified Buyer) to notify Sellers of its decision whether to (a) take title to the Individual Property as such Seller may give (i.e., waive the Title Defect), without abatement of the Purchase Price, or (b) terminate this Agreement with respect to all of the Property and all Sellers, and in the latter event, the Deposit shall be promptly returned to Buyer and this Agreement shall terminate. If a Seller agrees to cure any Title Defects with respect to such Seller’s Individual Property and such Title

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Defects (including any Mandatory Cure Items) remain uncured at Closing then such failure shall constitute a default by Seller under this Agreement and Buyer shall have the remedies set forth in Section 11.1 of this Agreement. Other than the removal of the Mandatory Cure Items, in no event shall Sellers be required to expend amounts in excess of $500,000, in the aggregate, to cure or correct any or all other monetary liens; provided, however, that if Sellers elect not to discharge such other monetary liens, Sellers shall pay to Buyer the Buyer’s Diligence Costs (as defined below). Subject to Section 9.2.2(b), each Seller shall not voluntarily sell, transfer, mortgage, pledge or subject its Individual Property or any portion thereof to a lien or other encumbrance and shall not cause to be recorded any document, including easements, affecting title thereto during the term of this Agreement (other than the Closing Documents, as defined in Exhibit C). At Closing, each Seller shall deliver title to such Seller’s Real Property subject only to the Permitted Exceptions. As used in this Agreement, the term “Mechanic’s Liens” means any mechanic’s liens encumbering the Property other than mechanic’s liens (y) relating to work commissioned by any party (other than Sellers and their respective affiliates) and filed against a tenant’s interest in the Property but not any Seller’s reversionary interest in the Property, or (z) that arise from Buyer’s or Inspector Parties’ (as defined below) activities concerning the Property.
3.3    Additional Title Objections. Notwithstanding the foregoing, if after the expiration of the Due Diligence Period, the Title Company shall raise any title or survey exceptions (other than Permitted Exceptions and Mandatory Cure Items) with respect to any Seller’s Individual Property and first arising after the date of the Title Commitment, Buyer shall have the right to send a “Notice of Title Objection” to such Seller, as applicable, within five (5) days of Buyer’s receipt thereof (but in no event after the Closing Date) objecting to such additional title exceptions, each of which items raised in a Notice of Title Objection shall be deemed to be Title Defects, and such Seller shall have five (5) days from receipt of such statement(s) to respond thereto. Closing shall be adjourned as necessary to accommodate such periods of time. Notwithstanding the foregoing, any additional title or survey matters identified by the Title Company in an updated Title Commitment that are not specifically identified in a Notice of Title Objection within such five (5) day period other than a Mandatory Cure Item shall also be deemed to be a Permitted Exception. If Buyer delivers a Notice of Title Objection within the applicable time periods referred to this Section 3.3 to a Seller with respect to such Seller’s Individual Property, such Seller shall have the right, but not the obligation, to attempt to cure any such Title Defect. Within five (5) days after receipt of a Notice of Title Objection, such Seller shall notify Buyer in writing whether such Seller elects to attempt to cure any such additional Title Defects. If a Seller elects to attempt to cure any such additional Title Defects, such Seller shall have until the Closing Date to attempt to remove, satisfy or cure the same and for this purpose such Seller shall be entitled to a reasonable adjournment of the Closing, but in no event shall the adjournment exceed sixty (60) days. If a Seller elects not to cure any additional Title Defects, does not respond to a Notice of Title Objection, or if a Seller is unable to effect a cure of such additional Title Defects prior to the Closing Date and such Title Defect does not constitute a default by a Seller under this Agreement, then Buyer shall elect, within five (5) Business Days after (a) receipt of written notice from the applicable Seller that such Seller has elected not to cure any such additional Title Defects; (b) such 5-day period if the applicable Seller does not respond to a Notice of Title Objection, or (c) receipt of written notice from the applicable Seller that such Seller is unable to effect a cure of such additional Title Defects, as the case may be, one of the following options: (i) to accept a conveyance of such Seller’s Individual Property subject to the

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Permitted Exceptions and any additional Title Defects that such Seller is unwilling or unable to cure, and without reduction of the Purchase Price, in which case, such additional Title Defects shall be deemed to be a Permitted Exception; or (ii) to terminate this Agreement with respect to all of the Property and all Sellers by sending written notice thereof to Sellers, and upon delivery of such notice of termination, this Agreement shall terminate and the Deposit shall promptly be returned to Buyer by Escrow Agent, and thereafter no party hereto shall have any further rights, duties, obligations and/or liabilities under this Agreement except for those rights, duties, obligations and/or liabilities that expressly survive the termination of this Agreement. Closing shall be adjourned to accommodate Buyer’s five (5) Business Day election period. If Buyer shall fail to notify Sellers in writing of Buyer’s election under the preceding sentence within such five (5) Business Day period, Buyer shall be deemed to have elected to accept the conveyance of the Property under clause (i) above. If such Title Defect constitutes a default by a Seller under this Agreement, then the provisions of Section 11.1.1 shall govern.
3.4    Title Insurance. At Closing, Buyer may, at Buyer’s sole cost and expense, obtain an ALTA Owner’s form of title insurance policy for each Individual Property (each, a “Title Policy”, and collectively, the “Title Policies”) providing coverage in the aggregate amount of the Purchase Price, and insuring that fee simple title to the Real Property for each Individual Property is vested in Buyer subject only to the Permitted Exceptions applicable to such Individual Property. Buyer shall be entitled to request that the Title Company provide, at Buyer’s sole cost and expense, such endorsements (or amendments) to each Title Policy as Buyer may reasonably require, provided that (a) Buyer’s obligations under this Agreement shall not be conditioned upon Buyer’s ability to obtain any endorsements and, if Buyer is unable to obtain any endorsements (unless Buyer timely terminates this Agreement in accordance with an express right provided in Section 4.1), Buyer shall nevertheless be obligated to proceed to close the transactions with respect to all of the Property and all of the Sellers contemplated by this Agreement (the “Transactions”) without reduction of or set off against the Purchase Price, and (b) the Closing shall not be delayed as a result of Buyer’s request.
ARTICLE 4    – BUYER’S DUE DILIGENCE
4.1    Buyer’s Due Diligence. The “Due Diligence Period” shall be defined as the period continuing until the earlier of: (a) 5:00 p.m. Eastern Time on June 21, 2019, or (b) the date on which this Agreement is terminated by Buyer pursuant to this Section 4.1. Buyer shall have the right to conduct, its examinations, inspections, testing, studies and/or investigations in accordance with and subject to the terms and conditions of this Agreement (herein collectively called the “Due Diligence”) of each Seller’s Individual Property and information regarding each Seller’s Individual Property until the date this Agreement is terminated or Closing occurs. If Buyer is not satisfied with the results of its Due Diligence (including its review of the Title Documents) for all of the Property, or if Buyer elects otherwise not to proceed with the Transactions in Buyer’s sole and absolute discretion, for no reason or any reason, Buyer may elect at any time prior to 5:00 p.m. Eastern Time on the last day of the Due Diligence Period to (i) terminate this Agreement with respect to all of the Property and all Sellers by written notice thereof to Sellers given in accordance with the provisions of Section 13.9 hereof, and, if there is such a termination, neither Sellers nor Buyer shall have any liability hereunder except for those obligations that expressly survive the termination of this Agreement, and Buyer shall be entitled to the prompt return of the Deposit, or (ii) proceed with the

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Transactions pursuant to the terms and conditions of this Agreement, whereupon the Deposit shall be deemed non-refundable to Buyer (except as expressly set forth elsewhere in this Agreement) but applicable to the Purchase Price at Closing. If Buyer does not notify Sellers in writing of its election to terminate this Agreement prior to the end of the Due Diligence Period, (A) Buyer shall no longer have any right to terminate this Agreement under this Section 4.1; (B) Buyer shall deposit in immediately available funds by wire transfer the amount of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) (the “Second Deposit”) with Escrow Agent not later than 5:00 p.m. (Eastern time) on the next Business Day following the expiration of the Due Diligence Period pursuant to Section 2.1 hereof, and (C) except as otherwise expressly provided in this Agreement, the Deposit shall be non-refundable. Buyer acknowledges and agrees that Buyer shall have no right after the expiration of the Due Diligence Period to terminate this Agreement pursuant to this Section 4.1. Buyer acknowledges that, as of the Effective Date, Buyer has no other right pursuant to this Section 4.1 to terminate the Agreement.
4.1.1    Access to Property. Buyer, and Buyer’s agents, employees, representatives, consultants, inspectors, appraisers, engineers and contractors (collectively, the “Inspector Parties”), at Buyer’s sole cost and expense, shall have the right during the term of this Agreement to have access to the Property for the purpose of conducting such non-invasive investigations, inspections, audits, analyses, surveys, tests, examinations, and studies of the Property as Buyer has deemed necessary or desirable to determine whether the Property is suitable for Buyer’s purposes. As of the Effective Date, that certain Access and Confidentiality Agreement dated as of May 20, 2019 (the “Access Agreement”) shall no longer apply and is of no further force or effect. Concurrently with the execution of this Agreement, Buyer’s access to the Property shall be governed by the terms of this Agreement. Buyer and Inspector Parties shall not perform any destructive or invasive testing of the Property without each Seller’s consent (which consent may be withheld in such Seller’s sole discretion), and shall not otherwise alter or damage the Property in any manner or permit any mechanic’s liens to be filed against all or any part of the Property that arise from Buyer’s or Inspector Parties’ activities concerning the Property.
(a)    In exercising its right of access to, or inspection of, the Property, Buyer shall give Seller’s representative, Dan Chappell (email: dchappell@washreit.com), at least twenty-four (24) hours’ prior written notice to any proposed access to the Property during normal business hours to perform inspections and tests of the Property, including surveys, environmental studies and examinations. All such inspections and tests undertaken by or on behalf of Buyer shall be conducted in strict accordance with all applicable laws and regulations and in a manner reasonably acceptable to Sellers.
(b)    Buyer (and the Inspector Parties) shall not contact any Protected Party (hereinafter defined), whether directly or indirectly, by e-mail, telephone or personal contact, or through any intermediaries, without each respective Seller’s prior written consent (which may be by email from Andrew Leahy). Each respective Seller shall have the absolute right to participate in any discussions between Buyer (or the Inspector Parties, or both) and any Protected Party except with respect to the authorities described in the last sentence of this subsection (b). Buyer shall provide copies of all material correspondence sent to or received from any Protected Party within two (2) Business Days after receipt or dispatch, as the case may be. Buyer shall not have the right

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to make any commitments to any Protected Party that are in any way binding on any Seller or the Property or any part thereof. As used herein, the term “Protected Party” shall mean any of the following: (i) any tenant or subtenant of the Property; (ii) any person or entity currently engaged by any Seller to provide design, engineering, construction, management, leasing or other services (except survey and title services) for all or any portion of the Property, and (iii) except as provided in the next sentence, any governmental or quasi-governmental authority with jurisdiction over the Property. Notwithstanding anything to the contrary herein, Buyer (and the Inspector Parties) may communicate with any governmental or quasi-governmental authority regarding (y) the preparation of a “Phase I” environmental report with respect to the Property, and (z) the existence, validity and effect of any existing licenses, permits and approvals, and for the purposes of performing routine records searches and obtaining a customary zoning compliance letter or other zoning/land use information that is generally available to the public with respect to the Property (which may include building file reviews and customary zoning compliance letters with respect to the Property)); provided, however, that Buyer shall provide copies of all material correspondence sent to or received from such governmental or quasi-governmental authority within two (2) Business Days after receipt or dispatch, as the case may be.
(c)    Buyer and the Inspector Parties shall schedule and coordinate all inspections, including, without limitation, any environmental tests, and such other access with each Seller and shall provide Seller with at least twenty-four (24) hours’ prior written notice (it being understood that Buyer’s access to the leased areas of the Property shall at all times be subject to the applicable tenant’s consent pursuant to the applicable terms of its Lease and occur during normal business hours). Sellers shall use commercially reasonable efforts to obtain such consents, if required. None of Buyer nor any Inspector Party shall enter onto any Individual Property unless such party is accompanied by a representative of the Seller of such Individual Property, unless such Seller otherwise waives such requirement in writing. Sellers agree to reasonably cooperate with Buyer and the Inspector Parties to schedule any such entry onto the Property at mutually convenient times. At no time shall Buyer or the Inspector Parties unreasonably interfere with any business conducted by any Seller at the Property or unreasonably disturb the use and occupancy of any tenant (or any user or occupant of the Property) under the Leases. Buyer and the Inspector Parties shall at all times comply with (i) all laws and regulations of all applicable governmental authorities, and (ii) the terms and conditions of the Leases. Buyer shall not conduct or allow any physically intrusive testing of, on or under the Property without first obtaining such respective Seller’s written consent as to the timing and scope of the work to be performed, which consent shall be given or withheld in such Seller’s sole and absolute discretion. Without limiting the generality of the foregoing, a Seller’s written approval shall be required prior to conducting any Phase II environmental survey or any testing or sampling of surface or subsurface soils, surface water, groundwater or any materials in or about the Property in connection with Buyer’s environmental due diligence. If any testing is approved by any Seller, Buyer agrees to cooperate with any reasonable request by such Seller in connection with the timing of any such inspection or test. Buyer shall deliver to Seller, within five (5) days of such Seller’s request, copies of the final versions of any written environmental inspection or test report or environmental summary prepared by any unrelated third party (excluding attorneys), and copies of all test results, in each case to the extent such third party consents thereto and at no material cost to Buyer. Buyer agrees that any inspection,

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test or other study or analysis of any Individual Property by Buyer shall be performed at Buyer’s expense and in accordance with applicable law.
(d)    If any portion of the Property is damaged or altered by any Inspector Party (other than as a result of the presence or discovery of pre-existing conditions (except to the extent exacerbated by such investigations)), the affected Seller may notify Buyer of such alteration or damage and Buyer shall restore, or shall cause the restoration, of the Property to substantially the same condition prior to such investigation within five (5) Business Days of Buyer’s receipt of such notice, so long as access to the Property is provided. If the Property is not restored as provided in this Section 4.1, then any Seller may undertake such restoration and Buyer shall promptly reimburse such Seller for any repair or restoration costs incurred by such Seller as a result thereof (other than as a result of the presence or discovery of pre-existing conditions, except to the extent exacerbated by Buyer’s or Inspector Parties’ investigations).
(e)    Buyer agrees to indemnify, defend, and hold harmless each Seller and each Seller’s respective partners, members, affiliates, property manager, asset manager, and their respective officers, directors, agents, employees, and representatives (collectively, the “Indemnified Parties”) from and against any and all liens, claims, or damages of any kind or nature (excluding consequential, punitive and/or special damages, except to the extent claimed by a third party), including any demands, actions or causes of action, assessments, losses, costs, expenses, liabilities, interest and penalties, and reasonable attorneys’ fees actually suffered, incurred, or sustained by any of the Indemnified Parties and caused by Buyer or the Inspector Parties with respect to any of their due diligence activities at the Property pursuant to this Agreement. Notwithstanding the foregoing, Buyer shall not be liable for any loss, injury, damage, cause of action, liability, claim, lien, cost or expense incurred by Indemnified Parties arising solely out of (i) the presence of any pre-existing defects or conditions or hazardous materials or Buyer’s discovery of any pre-existing defects or conditions or hazardous materials, or (ii) the gross negligence or willful misconduct of any of the Indemnified Parties. Prior to any entry onto the Property, Buyer and the Inspector Parties shall obtain, and during the period of such inspection or testing shall maintain, at their expense: (A) commercial general liability (“CGL”) insurance, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another “occurrence” form providing equivalent coverage, including contractual liability and personal injury liability coverage, with limits of not less than Two Million and 00/100 Dollars ($2,000,000.00) for each occurrence and Three Million Dollars ($3,000,000.00) in the aggregate; (B) comprehensive automobile liability insurance (covering any automobiles owned or operated by Buyer), and (C) workers’ compensation insurance or participation in monopolistic state workers’ compensation fund, if applicable. Each Seller, any Sellers’ property manager, and Washington Real Estate Investment Trust shall be covered as additional insureds on the CGL and automobile liability insurance policies for the Property with respect to liability arising out of the named insured’s acts or omissions relating to the Property. The insurer and the terms and conditions of all the foregoing policies shall be reasonably acceptable to Sellers. Prior to making any entry upon the Property, Buyer shall furnish to each Seller a certificate of insurance evidencing the foregoing coverages, which certificate of insurance shall be in form and substance reasonably satisfactory to each Seller.

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(f)    Buyer acknowledges that Sellers have provided to Buyer and all of Buyer’s representatives as aforementioned at Sellers’ office at the Property, or pursuant to a dedicated website, copies of various documents and information regarding the Property, and each Seller will provide such other documents and information (other than Proprietary Documents) requested by Buyer from time-to-time during the term of this Agreement after Buyer’s written request thereof, each to the extent in any Seller’s possession and control and relating to such Seller’s Individual Property (collectively, the “Due Diligence Materials”). “Due Diligence Information” shall mean all Due Diligence Materials and information provided or made available to Buyer (or any Inspector Parties) by any Seller or its representatives pursuant to this Agreement, the Access Agreement, that certain Nondisclosure Agreement dated as of June 28, 2018 (the “NDA” ), and any and all information, studies and tests delivered to Buyer (or any Inspector Parties) by each Seller or its representatives pursuant to this Agreement or the Access Agreement. Buyer acknowledges that except as set forth in this Agreement and in the documents executed by the Sellers at Closing, Sellers have not made any representations or warranties to Buyer with respect to the accuracy or completeness of any of the Due Diligence Information. As of the Effective Date, the NDA shall continue to apply as to the confidential nature of the Due Diligence Information and shall survive the termination of this Agreement subject to the provisions of the Access Agreement. Buyer shall deliver to such Seller, at such Seller’s request, without any representations or warranties and only to the extent in Buyer’s possession or control and if such delivery is not contractually prohibited, true and correct copies of the final versions of any feasibility studies, drawings, plans, property condition and environmental reports prepared by unrelated third parties (excluding attorneys) on behalf of Buyer of which such Seller desires copies.
4.1.2    Document Delivery. Upon termination of this Agreement pursuant to Section 4.1 or otherwise, Buyer shall promptly return (or destroy) all Due Diligence Information in accordance with the terms of the NDA, and provide Sellers with written confirmation that all such Due Diligence Information has been returned (or destroyed) to the extent required under Section 3 of the NDA. Notwithstanding anything to the contrary in this Agreement, Buyer’s obligations under this Section 4.1.2 shall survive any termination of this Agreement.
4.2    As-Is Sale. Buyer acknowledges and agrees as follows:
4.2.1    AS-IS. Subject to each Seller’s Warranties (as defined in Exhibit C), the Property (and each Seller’s Individual Property) shall be sold, and Buyer shall accept possession of the Property (and each Seller’s Individual Property), subject to the terms of this Agreement, on the Closing Date, “AS IS, WHERE IS, WITH ALL FAULTS” as of the Closing Date, with no right of setoff or reduction in the Purchase Price. The terms of Exhibit C attached hereto are expressly incorporated by this reference as if such terms were set forth in their entirety in this Section 4.2.1.
4.2.2    No Verbal or Implied Warranties. With respect to each Seller’s Individual Property, except for Seller’s Warranties, each Seller’s covenants in this Agreement (which shall not survive Closing, except to the extent expressly provided herein), none of the Seller Parties (as defined in Exhibit C) has or shall be deemed to have made any verbal or written representations, warranties, promises or guarantees (whether express, implied, statutory or otherwise) to Buyer with respect to the Property (or any Seller’s Individual Property), any matter set forth, contained or addressed in

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any documents provided to Buyer by any Seller or any Seller’s property manager, including, but not limited to, the accuracy and completeness thereof, or the results of Buyer’s Due Diligence.
ARTICLE 5    – ADJUSTMENTS AND PRORATIONS
The following adjustments and prorations shall be made at Closing:
5.1    Lease Rentals . All collected rents, additional rent payments (which, for the purposes of this Agreement, shall include percentage rent and common area maintenance charges), estimated additional rent payments and other collected payments from tenants under the Leases (as hereinafter defined) by each Seller prior to Closing with respect to its Individual Property shall be prorated between such Seller and Buyer as of 11:59 p.m. on the day prior to the Closing Date (the “Apportionment Time”). For purposes of calculating such prorations, if the Closing occurs, with respect to each Seller’s Individual Property, (a) such Seller shall be entitled to all rents, charges, and other revenue of any kind, in each case attributable to any period under the Leases prior to the Apportionment Time, and (b) Buyer shall be entitled to all rents, charges, and other revenue of any kind, in each case attributable to any period under the Leases after the Apportionment Time. The parties agree that (i) as of the Effective Date, the rent commencement dates are not specified in the following Leases: (a) Bank of America at the Bradlee Shopping Center (the “BOA Lease”), (B) Banfield at the Olney Shopping Center (the “Banfield Lease”), and (C) PM Pediatrics at the Gateway Shopping Center (the “PM Pediatrics Lease”); (ii) the Leasing Cost Credit set forth on Schedule 5.6 hereto includes certain rent commencement date credits (the “RCD Rent Credit”) that Buyer will receive at Closing assuming that the rent commencement date for (x) the BOA Lease will be on April 14, 2020, (y) the Banfield Lease will be on October 3, 2019, and (z) the PM Pediatrics Lease will be on October 17, 2019; and (iii) in the event the rent commencement date for any of the BOA Lease, the Banfield Lease or the PM Pediatrics Lease occurs before the date set forth in clause (ii) with respect to such Lease, then the RCD Rent Credit for such Lease set forth on Schedule 5.6 shall be adjusted between such Seller and Buyer as of the actual rent commencement date for such Lease, and Buyer shall deliver to such Seller within thirty (30) days after the actual rent commencement date for such Lease the portion of the RCD Rent Credit for such Lease attributable to the period after the actual rent commencement date, provided that such tenant has commenced paying full rent under such Lease as of the rent commencement date. With respect to each Seller’s Individual Property, rents, additional rent payments, estimated additional rent payments or other reimbursements due landlord under the Leases not collected by such Seller as of the Closing Date shall not be prorated at the time of Closing. Seller shall have the right to seek to collect such amounts directly from such tenants but Seller shall not file suit against any such tenant (while such tenant is in occupancy at any Individual Property) or threaten or seek to evict any such tenant. All rents, escalations and other reimbursements due landlord under the Leases collected by Buyer on or after the Closing Date, less the reasonable costs of collection, shall first be applied to all amounts due under the Leases at the time of collection (i.e., current and other rents and sums due Buyer as the current owner and landlord), for the period from and after Closing, with the balance (if any) payable to such Seller, but only to the extent of amounts delinquent and actually due to such Seller.
5.2    Real Estate and Personal Property Taxes.

5.2.1    Real estate and personal property taxes shall be prorated between each Seller and Buyer with respect to each Individual Property on an accrual basis for the tax year in which the Closing occurs. Such proration shall be calculated based upon the actual number of days in such tax year, with each Seller being responsible for that portion of such tax year occurring prior to the Apportionment Time and Buyer being responsible for that portion of such tax year occurring thereafter. If the real estate and/or personal property tax rate and assessments have not been set for the tax year in which the Closing occurs, then the proration of such taxes for an Individual Property shall be based upon the rate and assessments for the preceding tax year, and such proration shall be adjusted between each Seller and Buyer upon presentation of written evidence that the actual taxes paid for the tax year in which the Closing occurs differ from the amounts used at Closing and in accordance with the provisions of Section 5.8. Similarly, if the real estate and/or personal property tax rate and/or assessment for an Individual Property are reset after the Closing and such change in rate and/or assessment applies to a period prior to the Closing, then such taxes shall be re-prorated by such applicable Seller and Buyer.
5.2.2    Sellers have advised Buyer that Sellers have previously filed real estate tax assessment appeals as set forth on Schedule 5.2 hereof (collectively, the “Tax Appeals” and each a, “Tax Appeal”). With respect to the Tax Appeal for each of Gateway Shopping Center and Olney Shopping Center (collectively, the “Maryland Tax Appeals”), Gateway Seller and Olney Seller shall each have the right to continue to prosecute its respective Maryland Tax Appeals from and after Closing and Buyer shall have the right to reasonably approve any settlement. With respect to any Individual Property located in Maryland, all rebates or reductions in taxes received subsequent to Closing for tax year 2019 and for tax years preceding tax year 2019, net of any fee payable to Altus Group U.S. Inc. (“Altus”) pursuant to the consulting agreement with Altus dated as of February 10, 2017 (the “Altus Contract”) with respect to such Individual Property, shall be paid to Buyer. Any amounts in excess of amounts refundable to Tenants shall be pro-rated between the parties pro rata based on their respective period of ownership and the tax period to which the rebate or reduction applies. The foregoing obligations with respect to the Tax Appeals shall survive Closing. The terms of this Section 5.2 shall survive Closing.
5.3    Other Property Operating Expenses. Water, sewer charges, and utility charges for the month during which Closing occurs shall be prorated for each Individual Property as of the Apportionment Time. With respect to each Individual Property, each Seller shall pay all water, sewer charges and other utility charges prior to, but not including, the Closing Date (except for those water, sewer charges and other utility charges paid directly to such utility by tenants, if any) and Buyer shall pay all water, sewer charges and other utility charges attributable on or after the Closing Date. For any Individual Property, to the extent that the amount of actual consumption of any utility services is not determined prior to the Closing Date, a proration shall be made at Closing based on the last available reading and post-closing adjustments between Buyer and the applicable Seller shall be made as soon as reasonably possible after the date that actual consumption for such pre-closing period is determined. No Seller shall assign to Buyer any deposits for any of the utility services or companies servicing any Individual Property. With respect to each Individual Property, Buyer shall arrange with such services and companies to have accounts opened in Buyer’s name beginning at 12:01 a.m. on the Closing Date. This Section 5.3 shall survive Closing.

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5.4    Closing Costs. Sellers shall pay (a) the commission due HFF (“Broker”); (b) in connection with the recordation of a Deed for any Individual Property located in the State of Maryland, one-half of (i) the recording fees, and (ii) all state, county and local transfer and recording taxes; (c) the Virginia Grantor’s Tax and the Regional WMATA Capital Fee with respect to any Individual Property located in the Commonwealth of Virginia, and (d) one-half of any escrow and/or closing charges. Buyer shall pay (i) all premiums and charges for its title insurance policies and surveys; (ii) in connection with the recordation of a Deed for any Individual Property located in the State of Maryland, one-half of (A) the recording fees, and (B) all state, county and local transfer and recording taxes; (iii) with respect to any Individual Property located in the Commonwealth of Virginia, all state and county recordation taxes in connection with the recordation of a Deed for such Individual Property excluding the Virginia Grantor’s Tax and the WMATA Capital Fee; (iv) [intentionally omitted]; (v) all costs of Buyer’s Due Diligence, and (vi) one-half of any escrow and/or closing charges. Each party shall pay its own attorneys’ fees. The obligations of the parties to pay applicable escrow or closing charges shall survive Closing or the termination of this Agreement.
5.5    Security Deposits. At Closing, each Seller shall give Buyer a credit against the Purchase Price allocated to such Seller’s Individual Property in the aggregate amount of the unapplied refundable deposits, if any, including cash security deposits and other refundable tenant deposits, if any, then held by such Seller under the Leases applicable to such Individual Property and any interest required to be paid thereon and Buyer shall assume the obligation to return to tenants, as and when due under the terms of their Leases, such tenant deposits with respect to which Buyer was given credit at Closing. If any security deposits held by a Seller under any Lease are letters of credit, Seller shall deliver transfer documentation necessary to transfer any such letters of credit from such Seller to Buyer (collectively, the “LOC Transfer Documents”) and pay any fees in connection therewith, except that if any LOC Transfer Document is not available on the Closing Date, such Seller shall deliver such LOC Transfer Document to Buyer promptly after the Closing. The obligations set forth in this Section 5.5 shall survive the Closing.
5.6    Leasing Commissions and Tenant Improvements. The parties agree that as to any new Leases or amendments thereto executed after the Effective Date and prior to Closing in accordance with the terms of this Agreement, all Leasing Costs (as defined below) shall be paid by Buyer. Subject to the foregoing and the provisions of Section 9.2.1, Buyer shall pay all Leasing Costs that become due and payable on or after Closing, and Sellers shall have no obligation to pay any such Leasing Costs; provided, however, that in respect of Buyer’s agreement to pay such Leasing Costs, including, without limitation, those set forth on Schedule 5.6 hereto, Buyer shall receive a credit at Closing in the amount of $1,160,301.72 (the “Leasing Cost Credit”) in respect of the Leasing Costs listed on Schedule 5.6 hereto, subject to reduction as set forth in the penultimate sentence of this Section 5.6. At Closing, Buyer shall assume Seller’s obligation to the applicable tenants to pay any remaining unpaid Leasing Costs for which Buyer is responsible as set forth in this Section 5.6. The Leasing Cost Credit shall be reduced by the amount of any Leasing Costs set forth on Schedule 5.6 that are actually paid by Seller prior to Closing as to which Seller provides reasonable proof of payment to Buyer. As used herein, “Leasing Costs” shall mean any out-of-pocket payments required under a Lease or any Lease amendment to be paid by the landlord thereunder to or for the benefit of the tenant thereunder that is in the nature of a tenant inducement or concession including, without limitation, tenant improvement costs, design, refurbishment and other tenant allowances, lease

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buyout costs, moving allowances, any free-rental period provided under the Leases and any brokerage or leasing commissions, finders fees or similar payments and legal expenses relating thereto.
5.7    Apportionment Credit. If the apportionments, adjustments and prorations to be made at Closing, in the aggregate on an Individual Property basis, result in a net balance (a) to Buyer, such sum shall be paid at the Closing by giving Buyer a credit against the Purchase Price in the amount of such credit balance, or (b) to Seller, Buyer shall deposit the amount thereof at the Closing by wire transfer of immediately available funds into the closing escrow established with the Escrow Agent for the payment of the Purchase Price.
5.8    Post-Closing Adjustment.
5.8.1    Reconciliation with Tenants.
(a)    2018 Reconciliation. As soon as reasonably practicable, Sellers will perform a reconciliation of calendar year 2018 pass-throughs for estimated additional rents received for such period from tenants and the underlying operating expenses and real estate taxes to which they relate (the “2018 Reconciliation”) for each Individual Property. Promptly after completion of the 2018 Reconciliation, Sellers will provide the 2018 Reconciliation and appropriate notices to Buyer for Buyer’s information, and Buyer shall send such notices to tenants within five (5) days after receipt. If any amounts are due to tenants on account of the 2018 Reconciliation, then Sellers shall deliver such amounts to Buyer, for distribution to tenants, whereupon Buyer shall remit such amounts to the tenants in accordance with their Leases. In the event any tenants have underpaid such amounts, Seller shall have the right to seek to collect such amounts directly from such tenants but Seller shall not file suit against any such tenant (while such tenant is in occupancy at any Individual Property) or threaten or seek to evict any such tenant.
(b)    2019 Reconciliation. Within sixty (60) days after Closing, Sellers shall provide all information relating to operating expenses and real estate taxes incurred for each Individual Property for the portion of calendar year 2019 prior to Closing. By no later than September 30, 2020, if Closing occurs, Buyer shall perform a reconciliation of calendar year 2019, with respect to estimated additional rents received for such period from tenants and the underlying operating expenses and real estate taxes to which they relate (the “2019 Reconciliation”) for each Individual Property. If any amounts are due to tenants on account of the 2019 Reconciliation that are attributable to the period of time prior to Closing, then Sellers shall promptly deliver such amounts to Buyer, for distribution to tenants, whereupon Buyer shall remit such amounts to the tenants in accordance with their Leases. If any tenants have underpaid such amounts, Buyer shall, promptly after receipt from tenants, deliver to Seller such underpayment (less a proportionate share of any reasonable attorneys’ fees, costs and expenses of collection thereof (if any)). This Section 5.8 shall survive the Closing Date until December 31st of the calendar year following the year in which the Closing occurs.
5.8.2    Errors in Closing Prorations. If the amount of an item listed in any section of this Article 5 shall prove to be incorrect (whether as a result in an error in calculation, a lack of complete and accurate information as of the Closing of such Individual Property or otherwise), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error; provided, however, that other than for real estate and personal property taxes (which are addressed in Section 5.2 above), such proof is delivered to the party from whom payment is requested. Thereafter, no party shall have the right to contest any adjustments or prorations made pursuant to this Article 5 (except for real estate and personal property taxes, as provided above).
5.9    Customary Prorations. With respect to each Individual Property, any apportionments and prorations that are not expressly provided for in this Article 5 shall be made in accordance with the customary practice in the county in which such Individual Property is located.
5.10    Survival of Provisions. The provisions of Article 5 shall survive the Closing until the later of: (a) twelve (12) months from the Closing as to the Individual Properties that are the subject of the Closing or, (b) in the case of a specific section of Article 5, the time period specifically referenced in that section of this Article 5.
ARTICLE 6    – CLOSING
Buyer and Sellers agree that the Transactions shall be consummated as follows:
6.1    Closing Date. All of the Transactions shall close simultaneously (“Closing”) on July 23, 2019 (the “Closing Date”). Closing shall be conducted through an escrow with the Escrow Agent. Buyer and the Seller of each Individual Property shall use commercially reasonable efforts to conduct a “pre-closing” on the last Business Day prior to the Closing Date with title transfer and payment of the Purchase Price to be completed on the Closing Date as set forth in Section 6.2.
6.2    Title Transfer and Payment of Purchase Price. Provided all conditions precedent to Buyer’s obligations under this Agreement have been satisfied, Buyer agrees to deliver the payment specified in Section 2.2 by timely delivering the same to the Escrow Agent no later than 4:00 p.m. Eastern Time on the Closing Date and unconditionally directing the Escrow Agent to wire the same to each Seller’s designated account(s) on the Closing Date. Provided all conditions precedent to Sellers’ obligations under this Agreement have been satisfied, Escrow Agent shall record separate Deeds conveying each Individual Property to Buyer upon confirmation of receipt of the entire Purchase Price for all of the Property, by the Escrow Agent as set forth above. If the events set forth in the preceding sentence are not satisfied within the specified time periods, closing adjustments shall be made as of the date of the actual Closing. Notwithstanding the foregoing and in accordance with Section 11.1.2, each Seller shall have the right to (i) terminate this Agreement with respect to all of the Property and all of the Sellers, and (ii) recover the entire Deposit from Escrow Agent if such payment is not received by the Escrow Agent in strict accordance with this Section 6.2.
6.3    Seller’s Closing Deliveries. At the Closing, each Seller shall cause the items described in Sections 6.3.12 and 6.3.13 with respect to such Seller’s Individual Property to be delivered to Buyer and each Seller shall deliver or cause to be delivered to the Escrow Agent all other items in this Section 6.3 with respect to such Seller’s Individual Property as follows:

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6.3.1    Deed. A deed in the form of (i) Exhibit D-1 attached hereto and incorporated herein by this reference with respect to any Individual Property located in the State of Maryland, and (ii) Exhibit D-2 attached hereto and incorporated herein by this reference with respect to any Individual Property located in the Commonwealth of Virginia, each conveying to Buyer the Real Property for such Seller’s Individual Property (the “Deed”), executed by such Seller and duly notarized.
6.3.2    Assignment of Gateway Shopping Center Ground Lease. An assignment of ground lease (the “Assignment of Ground Lease”), in the form of Exhibit D-3, with respect to the ground leasehold estate (the “Ground Leasehold”) created by that certain Ground Lease, dated as of June 1, 2006, by and between The Howard Research and Development Corporation (the predecessor-in-interest to Gateway Seller), and Gateway Overlook Business Trust (the predecessor-in-interest to Gateway Seller), executed by Gateway Seller, as the ground lessor and the ground lessee.
6.3.3     Bill of Sale. A bill of sale in the form of Exhibit E attached hereto and incorporated herein by this reference, conveying to Buyer all of such Seller’s right, title and interest in and to the Personal Property for such Seller’s Individual Property (the “Bill of Sale”), executed by such Seller.
6.3.4    Assignment of Tenant Leases. An assignment and assumption of Leases in the form of Exhibit F attached hereto and incorporated herein by this reference, transferring all of such Seller’s interest in the Leases for such Seller’s Individual Property (the “Assignment of Leases”), executed by such Seller.
6.3.5    Assignment of Licenses and Permits. An assignment and assumption of the Other Property Rights (to the extent the same are not transferred by the Deed, Bill of Sale or Assignment of Leases) in the form of Exhibit G attached hereto and incorporated herein by this reference, assigning all of such Seller’s interest in the Other Property Rights for such Seller’s Individual Property (the “Assignment of Licenses and Permits”), executed by such Seller.
6.3.6    Notices to Tenants. A single form letter, executed by the Seller of each Individual Property, in the form of Exhibit H attached hereto and incorporated herein by this reference, for the tenants under the Leases, duplicate copies of which shall be delivered by Buyer to the tenants notifying each tenant of the sale of the Individual Property to Buyer and advising them that all future payments of rent and other payments due under the Leases for such Individual Property are to be made to Buyer at an address designated by Buyer.
6.3.7    Non-Foreign Status Affidavit. A non-foreign status affidavit in the form of Exhibit I attached hereto and incorporated herein by this reference, as required by Section 1445 of the United States Internal Revenue Code, as amended (the “Code”), executed by each Seller.
6.3.8    Rent Roll. A rent roll in the form of Exhibit K attached hereto and incorporated herein by this reference and an aged receivables report, for each Individual Property dated as of the Closing Date, certified by each Seller with respect to such Seller’s Individual Property.
6.3.9    Transfer and Recordation Tax Returns. With respect to any Individual Property located in the Commonwealth of Virginia, all transfer and recordation tax returns and similar

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documents required to be filed with respect to the transfer of such Individual Property to Buyer and recordation of documents pursuant to this Agreement (collectively, the “Transfer/Recordation Tax Returns”), executed by the Seller of such Individual Property.
6.3.10    Settlement Statement. An executed original counterpart of a closing settlement statement with respect to each Individual Property apportioning any prorations and costs as required by this Agreement (the “Settlement Statement”), executed by the Seller of such Individual Property.
6.3.11    Evidence of Authority. Documentation to establish to the Title Company’s reasonable satisfaction the due authorization of each Seller’s (a) sale of such Seller’s Individual Property; (b) delivery of the documents required to be delivered by such Seller pursuant to this Agreement (including, but not limited to, the organizational documents of each Seller, as they may have been amended from time to time, resolutions of each Seller, and incumbency certificates of each Seller), and (c) execution of this Agreement and all documents contemplated by this Agreement and the consummation of the Transactions.
6.3.12    Property Documents. To the extent in each Seller’s possession or control relating to such Seller’s Individual Property, (a) all original (or, if unavailable, copies of) certificates (including certificates of occupancy then in place for such Individual Property), licenses, permits, authorizations and approvals issued for or with respect to such Individual Property by governmental and quasi-governmental authorities having jurisdiction; (b) all original operating manuals for all equipment, systems and machinery used in connection with such Individual Property, and all maintenance, repair and operating records pertaining to such equipment, systems and machinery; (c) all original leasing files and non-cash security deposits, and (d) all original warranties and guaranties (the items described in clauses (a), (b), (c) and (d) being herein collectively called the “Property Documents”).
6.3.13    Keys and Original Documents. Keys and combinations to all locks on the Real Property for each Seller’s Individual Property (in each Seller’s or each Seller’s building manager’s possession) and originals or, if originals are not available, copies, of the Leases for such Seller’s Individual Property (unless otherwise provided during the Due Diligence Period) encumbering such Seller’s Individual Property on the Closing Date.
6.3.14    Owner’s Affidavit. An owner’s affidavit and gap indemnity agreement in the form attached hereto as Exhibit J attached hereto and incorporated herein by this reference for each Seller’s Individual Property.
6.3.15    Maryland Withholding Form. With respect to any Individual Property located in the State of Maryland, an executed original counterpart of the Certification of Exemption from Withholding Upon Disposition of Maryland Real Estate Affidavit of Residence or Principal Residence, executed by the Seller of such Individual Property.
6.3.16    Virginia Form. With respect to any Individual Property located in the Commonwealth of Virginia, the Virginia R-5 Non Resident Real Property Owner Registration Form, if required, executed by the Seller of such Individual Property.

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6.3.17    IRS 1099. An executed IRS Form 1099 from each Seller.
6.3.18    LOC Transfer Documents. To the extent in each Seller’s possession, the LOC Transfer Documents in accordance with Section 5.5 hereof.
6.3.19    Reaffirmation of Seller’s Representations. An affidavit setting forth that all of Seller’s representations and warranties are true and correct in all material respects as of the Closing Date.
6.3.20    Tenant Estoppel Certificates. Originals of all Seller Estoppels, if applicable, and to the extent in each Seller’s possession, originals of all tenant estoppel certificates.
6.3.21    USPS Certificate of Transfer/Lease Assignment. With respect to that certain Lease dated as of June 3, 2010 (the “USPS Lease”), by and between Washington Real Estate Investment Trust (predecessor-in-interest to Bradlee Seller) and the United States Postal Service (“USPS”) at Bradlee Shopping Center, Bradlee Seller shall execute an original counterpart of the Certificate of Transfer of Title to Leased Property and the Lease Assignment and Assumption (“USPS Certificate of Transfer/Lease Assignment”) provided by the USPS contracting officer (the “Contracting Officer”), as required by Section 4(d) of the “General Conditions to USPS Lease” attached to the USPS Lease.
6.3.22    Declaration Estoppels. The declaration estoppel certificate in substantially the form attached hereto as Exhibit O-1 executed by the Gateway Seller.
6.4    Buyer Closing Deliveries. At the Closing, Buyer shall deliver or cause to be delivered to the Escrow Agent the following with respect to each Seller’s Individual Property:
6.4.1    Purchase Price. The Purchase Price, as adjusted for the prorations and adjustments set forth in Article 5 or as otherwise provided under this Agreement, plus any other amounts required to be paid by Buyer at Closing, in immediately available funds by wire transfer as more particularly set forth in Section 6.2.
6.4.2    Assignment of Leases. Each Assignment of Leases, executed by Buyer.
6.4.3    Assignment of Licenses and Permits. Each Assignment of Licenses and Permits, executed by Buyer.
6.4.4    Settlement Statement. An original counterpart of each Settlement Statement, executed by Buyer.
6.4.5    Evidence of Authority. Documentation to establish to the Title Company’s reasonable satisfaction the due authorization of Buyer’s (a) acquisition of each and every Individual Property; (b) delivery of the documents required to be delivered by Buyer pursuant to this Agreement (including, but not limited to, the organizational documents of Buyer, as they may have been amended from time to time, if required by Title Company), and (c) execution of this Agreement and all documents contemplated by this Agreement and the consummation of the Transactions.

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6.4.1    USPS Certificate of Transfer/Lease Assignment. Buyer shall execute an original counterpart of the USPS Certificate of Transfer/Lease Assignment.
6.5    Delivery of Deed. Effective upon delivery of the Deed for each Individual Property, actual and exclusive possession (subject only to the rights of tenants under Leases and any Permitted Exceptions, to the extent such Permitted Exceptions include any possessory rights) and risk of loss to such Individual Property shall pass from the applicable Seller to Buyer.
ARTICLE 7    – CONDITIONS TO CLOSING
7.1    Seller’s Obligations. Sellers’ obligations to proceed with and authorize Closing are conditioned on all of the following (and any other conditions expressly stated in this Agreement as conditions to each Seller’s obligation to proceed with Closing), any or all of which may be waived by the applicable Individual Seller by an express written waiver, at its sole option:
7.1.1    Representations True. All representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date;
7.1.2    Buyer’s Financial Condition. No insolvency proceeding has been filed by or against Buyer and Buyer has not admitted in writing an inability to pay its debts as they become due; and
7.1.3    Buyer’s Deliveries Complete. Buyer shall have (a) delivered the funds required hereunder and all of the documents to be executed or delivered by Buyer set forth in Section 6.4, and (b) performed, in all material respects, all other covenants, undertakings and obligations required by this Agreement, to be performed or complied with by Buyer at or prior to the Closing.
7.2    Buyer’s Obligations. Buyer’s obligation to proceed with and authorize Closing is conditioned on all of the following (and any other conditions expressly stated in this Agreement as conditions to Buyer’s obligation to proceed with Closing, in each case, as they pertain to such Individual Property and the Seller of such Individual Property), any or all of which may be expressly waived by Buyer in writing, at its sole option:
7.2.1    Representations True. All representations and warranties made by each Seller with respect to each Seller’s Individual Property in this Agreement, shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of such date except to the extent that they expressly relate to an earlier date (an “Earlier Date Representation”). If any such representation or warranty is an Earlier Date Representation, such Earlier Date Representation shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date unless such Earlier Date Representation ceased to be true in any material respect as of the Closing Date as the result of an unanticipated change in fact or circumstance occurring after the Effective Date, and before the Closing Date, that is not caused by, or under the reasonable control of, any Seller, or any affiliate or representative of any Seller, and is not the result of a breach of this Agreement by any Seller;

7.2.2    Title Conditions Satisfied. At the time of the Closing (as may be extended pursuant to Article 3), title to each Seller’s Individual Property shall be as provided in Article 3 of this Agreement;
7.2.3    Seller’s Deliveries Complete. Each Seller shall have (a) delivered all the documents and other items required pursuant to Section 6.3; (b) performed, in all material respects, all other covenants, undertakings and obligations with respect to such Seller’s Individual Property to be performed by each Seller (as applicable) at or prior to the Closing, and (c) complied in all material respects with all conditions required by this Agreement, to be complied with by each Seller (as applicable) at or prior to the Closing; and
7.2.4    Estoppel Certificates. At the time of the Closing (as may be extended pursuant to Section 9.2.3), the condition precedent related to Estoppel Certificates set forth in Section 9.2.3 shall have been satisfied.
7.3    Failure of Conditions Precedent. At any time or times on or before the date specified for the satisfaction of any condition, Buyer or any Seller may elect in writing to waive the benefit of any such condition set forth in Sections 7.1 or 7.2, respectively with respect to the Property. If any of the conditions set forth in Sections 7.1 or 7.2 are neither waived nor fulfilled, then the party(ies) to this Agreement whose obligations are conditioned upon the satisfaction of such condition may terminate this Agreement with respect to all of the Property and all Sellers upon five (5) days’ prior written notice delivered to the other party(ies) at or prior to the occurrence of the Closing and, subject to the provisions of Article 11 and such other party’s(ies’) failure to fulfill such condition within such five (5) day period, then, subject to Buyer’s right to extend the Closing Date for up to fifteen (15) days to enable the Seller(s) to cure any such failure (it being agreed by the parties that if Buyer elects to extend Closing under this Section 7.3, Sellers shall not be obligated to obtain new tenant estoppels to replace any tenant estoppels that are dated more than forty five (45) days prior to the new Closing Date), the entire Deposit shall be returned to Buyer and no party shall have any further rights or obligations hereunder (other than any rights or obligations of any party that expressly survive termination). If any of the conditions set forth in Sections 7.1 or 7.2 are neither waived nor fulfilled but there is also a default by Buyer or any Seller, the provisions of Article 11 shall govern (and, without limiting the foregoing, the five (5) day notice and cure period shall not apply). By closing the Transactions with actual knowledge or Deemed Knowledge (as defined below), as applicable, that any of the conditions set forth in Sections 7.1 or 7.2 is not fulfilled, Buyer or Sellers shall be deemed conclusively to have waived the benefit of such unfulfilled condition contained in Sections 7.1 or 7.2, respectively, as and to the extent the same related to the facts or conditions about which Buyer or Sellers had actual knowledge or Deemed Knowledge, as applicable, as of the Closing.
7.4    No Financing Contingency. Buyer acknowledges that the Closing of the Transactions is not subject to any financing contingency and that Sellers will not provide financing for the Transactions. Without limiting the foregoing, Buyer agrees that whether or not Buyer obtains debt, equity investments or other financing in order to pay all or part of the Purchase Price, obtaining financing shall not be a contingency or condition to any of Buyer’s obligations under this Agreement.
ARTICLE 8    – REPRESENTATIONS AND WARRANTIES

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8.1    Buyer’s Representations. Buyer represents and warrants to Sellers as follows:
8.1.1    Buyer’s Authorization. Buyer (a) is duly organized (or formed), validly existing and in good standing under the laws of its state of organization; (b) is authorized to execute this Agreement and will be authorized at Closing to consummate the Transactions, and (c) has all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Buyer, and to perform all of its obligations hereunder and thereunder. This Agreement and all documents contemplated hereunder to be executed by Buyer have been duly authorized by all requisite action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.
8.1.2    Patriot Act Compliance. Buyer is not (a) acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and is not engaging in these Transactions, directly or indirectly, on behalf of, or instigating or facilitating these Transactions, directly or indirectly, on behalf of, any such person, group, entity or nation, nor (b) engaged in any dealings or transactions, directly or indirectly, in contravention of any United States, international or other applicable money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
8.1.3    Financial Capability. On the Closing Date, Buyer shall have funds that are immediately verifiable and available (e.g., cash or a line of credit) in an amount not less than the sum of: (i) the Purchase Price for all of the Property, and (ii) all other amounts payable by Buyer at Closing pursuant to this Agreement with respect to every Seller’s Individual Property being acquired on that date. Buyer acknowledges that the Transactions are not subject to any financing contingency and that Sellers shall not provide any financing for the Transaction.
8.2    Seller’s Representations. Each Seller, with respect to itself and such Seller’s Individual Property only, represents and warrants to Buyer as follows:
8.2.1    Seller’s Authorization. Each Seller (a) is duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is authorized to execute this Agreement and will be authorized at Closing to consummate the Transactions, and fulfill all of its obligations under this Agreement and under all documents contemplated by this Agreement to be executed by such

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Seller, and (c) has all necessary power to execute and deliver this Agreement and will by Closing have taken all actions required by its organizational documents to consummate the Transactions (including executing and delivering all documents contemplated hereunder to be executed by such Seller). This Agreement and all documents contemplated hereunder to be executed by each Seller are or upon execution will be the valid and legally binding obligation of each Seller enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by each Seller nor the performance of the obligations of each Seller hereunder or thereunder will result in the violation of any law or any provision of the operating agreement or certificate of formation of such Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature or agreement by which such Seller or such Seller’s Individual Property is bound. No Seller requires any consents or approvals from any third party, which consent or approval has not been obtained, with respect to the execution and delivery of this Agreement or with respect to the performance by any such Seller of its obligations hereunder, including the sale of the Property (or each Seller’s Individual Property) to Buyer. All necessary and appropriate corporate actions have been taken by the Board of Trustees of Washington Real Estate Investment Trust and each Seller authorizing and approving (x) the execution of, and entry into, this Agreement with respect to such Seller’s Individual Property; (y) the execution and delivery by each Seller of the documents and instruments to be executed by such Seller on the Closing Date with respect to such Seller’s Individual Property, and (z) the performance by such Seller of its duties and obligations under this Agreement and of all other acts necessary and appropriate for the consummation of the Closing on the Property (or each Seller’s Individual Property).
8.2.2    Other Seller’s Representations.
(a)    Pending Litigation. Except for “slip and fall” litigation covered by insurance (subject to customary deductibles) and except as listed in Exhibit L for each Seller’s Individual Property, (i) Seller has not received any written notice and has no Knowledge, of any pending or threatened litigation against such Seller that would, if determined adversely to such Seller, adversely affect such Seller’s right to sell the Property or such Seller’s Individual Property and (ii) as of the Effective Date, Seller has not received any written notice and has no Knowledge, of any pending or threatened condemnation proceedings against such Seller that would, if determined adversely to such Seller, adversely affect such Seller’s right to sell the Property or such Seller’s Individual Property. No petition in bankruptcy (voluntary or otherwise), insolvency, reorganization or similar action or proceeding under federal or state bankruptcy laws is pending, or, to Seller’s Knowledge (as defined below), contemplated by any Seller.
(b)    Contracts. To Seller’s Knowledge, the service, supply, maintenance, utility contracts, and equipment leases (collectively, “Contracts”) listed on Schedule 8.2.2(b) are the only Contracts respecting the operation of such Seller’s Individual Property, and, to Seller’s Knowledge, all of such Contracts are in full force and effect, and Seller has performed all of such Seller’s obligations thereunder in all material respects. Each Individual Property is self-managed by the Seller of such Individual Property and therefore there is currently no management agreement on any Individual Property.

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(c)    Governmental Notices. Except as listed in Exhibit L for each Individual Property, Seller has not received any written notice from any governmental authority alleging a violation of any code, statute, ordinance, rule or regulation regulating the use of or otherwise applicable to such Seller’s Individual Property that remains outstanding.
(d)    Leases. Except as set forth on Exhibit M (the “Lease Exhibit”), or as otherwise permitted by Section 9.2.2(b), there are no leases or other use or occupancy agreements affecting any Individual Property. True, correct and complete copies of all of the Leases of the Property and any amendments thereto have been delivered to Buyer, except for de minimis omissions. The list of leases and other information set forth on the Lease Exhibit for each Seller’s Individual Property is true and correct in all material respects and it is agreed that Seller shall have the right to update the Lease Exhibit as of the Closing Date to add new lease documents entered into after the Effective Date and to delete lease documents that are no longer in effect on such date. Seller has not granted any option or right of first refusal or first opportunity to any party to acquire the Property, any Individual Property or any portion thereof. Except as set forth in the Leases (including any Lease entered into in conformance with the provisions of Section 9.2.2(b)), Seller has not granted any option to any tenant under a Lease to expand its leased premises or to renew its Lease with respect to any Seller’s Individual Property. All work for tenant alterations required pursuant to the terms of the Leases and other related work or materials contracted for by Seller have been (or will be) substantially completed, in all material respects, on or prior to Closing, and all such work and materials have been (or will be) fully paid for on or prior to Closing by Seller except as set forth on Schedule 5.6. Except as set forth on Schedule 5.6, all contributions to tenants for tenant improvements or other tenant concessions, if any, have been (or will be) paid in full on or prior to Closing by Seller. Seller has not sent to nor received from any tenant any written notices of default under such tenant’s Lease, which default remains uncured.
(e)    FIRPTA. No Seller is a “foreign person” within the meaning of Section 1445 of the Code, or its regulations.
(f)    Title Exceptions. Sellers have not received any written notices of and has no Knowledge of (i) the existence of any material default or breach under any of the Title Exceptions, or (ii) any covenants or obligations of any Seller under the Title Exceptions that are to be performed or complied with by such Seller of an Individual Property. Sellers have not received any written notices of, and, to Sellers’ Knowledge, is not aware of, any special assessment pending or threatened (in writing) with respect to the Property, whether or not a lien.
(g)    Environmental. Except with respect to issues disclosed on Schedule 8.2.2(g), in the Due Diligence Information, in the other environmental reports or materials obtained by Buyer, or as otherwise disclosed by Sellers to Buyer in writing, Sellers have no Knowledge of the discharge, release, spillage or seepage of any Hazardous Substances (as defined below) upon, under or within any Individual Property. The term “Hazardous Substance” means and includes, gasoline, petroleum, or any hazardous waste or hazardous substance (as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1982 and the Resource Conservation and Recovery Act of 1986, as amended, or in any other applicable federal, state or local laws, ordinances, rules or regulations relating to the protection of public health or the environment, as

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such laws may be amended from time to time); provided, however, that “Hazardous Substance” does not include equipment, cleaning solutions, maintenance materials and other products or substances customarily used or stored incidental to the operation or maintenance (or both) of the Property that are used or stored in accordance with applicable law.
(h)    Operating Statements. Sellers have delivered to Buyer copies of the operating statements of the Property for fiscal years 2016, 2017 and 2018 statements, and 2019 year to date, which operating statements are true and correct in all material respects.
8.2.3    No Other Agreements. Except for this Agreement, Seller has not entered into any currently effective agreement to sell or dispose of all of its interest in and to the Property or such Seller’s Individual Property.
8.2.4    Patriot Act Compliance. Seller is not (a) acting, directly or indirectly for, or on behalf of, any person, group, entity or nation named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and Seller is not engaging in these Transactions, directly or indirectly, on behalf of, or instigating or facilitating these Transactions, directly or indirectly, on behalf of, any such person, group, entity or nation, nor (b) engaged in any dealings or transactions, directly or indirectly, in contravention of any United States, international or other applicable money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. § 1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Notwithstanding the foregoing, Seller shall not be in breach of this Section 8.2.4 solely because of the status of a person or entity (as a “Specially Designated National and Blocked Person” or otherwise) solely because such person or entity owns publicly-traded securities issued by Washington Real Estate Investment Trust.
8.3    General Provisions.
8.3.1    Definition of “Seller’s Knowledge”. All references in this Agreement to “Seller’s Knowledge” or words of similar import shall refer only to the actual knowledge of Andrew Leahy and Dan Chappell (collectively, the “Designated Persons”) and shall not be construed to refer to the knowledge of any other officer, agent or employee of any other Seller or any affiliate thereof or to impose or have imposed upon any Designated Person any duty to investigate the matters to which such knowledge, or the absence thereof, pertains, including, but not limited to, the contents of the files, documents and materials made available to or disclosed to Buyer or the contents of files maintained by any Designated Person. There shall be no personal liability on the part of any Designated Person arising out of any representations or warranties made herein. The Designated Persons are the individuals who have been primarily responsible for the management with respect

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to each Individual Property on behalf of such Seller for the period prior to the Effective Date and are the persons most knowledgeable about each Individual Property.
8.3.2    Seller’s Representations Deemed Modified. To the extent that Buyer has actual knowledge or Deemed Knowledge (as applicable) prior to the expiration of the Due Diligence Period that any Seller’s representations and warranties are inaccurate, untrue or incorrect in any material respect, such representations and warranties shall be deemed modified to reflect Buyer’s actual knowledge or Deemed Knowledge. All references in this Agreement to “Deemed Knowledge” or words of similar import shall mean as follows: (a) Buyer shall be “deemed to know” of the existence of a fact or circumstance to the extent that such fact or circumstance is in the Due Diligence Information, in any estoppel certificate received by Buyer or in any third party studies, tests, reports, or analyses obtained by Buyer in connection with the Transactions; and (b) Buyer shall be “deemed to know” that a representation or warranty of any Seller is untrue, inaccurate or incorrect to the extent that this Agreement, the written Due Diligence Information provided by Sellers to Buyer in the dataroom created by HFF (as defined below) and estoppel certificates delivered by Sellers to Buyer prior to the date in question or in any third party studies, tests, reports, or analyses obtained by Buyer in connection with the Transactions contain information that is inconsistent with such representation or warranty.
8.3.3    Subsequent Knowledge. If, prior to the Closing, either party has actual knowledge that any of the representations or warranties made herein by the other party are untrue, inaccurate or incorrect in any material respect when made or when deemed to be made, then the party obtaining such actual knowledge shall give the other party written notice thereof within five (5) Business Days of obtaining such knowledge (but, in any event, prior to the Closing). Upon receipt of such notice, the breaching party shall have the right to cure such misrepresentation or breach and shall be entitled to a reasonable adjournment of the Closing (not to exceed ten (10) days) for the purpose of such cure. If any such representation or warranty is untrue, inaccurate or incorrect but is not untrue, inaccurate or incorrect in any material respect and Buyer elects to proceed with Closing, Buyer shall be deemed to waive such misrepresentation or breach of warranty, and Buyer shall be required to consummate the Transactions without any reduction of or credit against the Purchase Price. The untruth, inaccuracy or incorrectness of a representation or warranty shall be deemed material only if Buyer’s damages resulting from all such untruths or inaccuracies are reasonably estimated by Buyer to exceed Fifty Thousand and No/100 Dollars ($50,000.00) (the “Floor”) in the aggregate.
8.3.4    Survival; Limitation on Seller’s Liability. The representations and warranties made by each Seller in Section 8.2 shall survive the Closing and not be merged therein for a period of nine (9) months following Closing (“Survival Period”) as to the Individual Properties that are the subject of the Closing and each Seller shall only be liable to Buyer hereunder for a breach of a representation and warranty made herein with respect to which a claim is made by Buyer against such Seller on or before the end of the Survival Period. Anything in this Agreement to the contrary notwithstanding, the maximum aggregate liability of Sellers for any Seller’s breaches of representations and warranties herein discovered after Closing shall be limited as set forth in Section 13.16 hereof. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or

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under this Agreement to make a claim against any Seller for damages that Buyer may incur as the result of such Seller’s representations or warranties being untrue, inaccurate or incorrect if Buyer had actual knowledge or Deemed Knowledge, as applicable, that such representation or warranty was untrue, inaccurate or incorrect in any material respect at the time of the Closing relating to such Seller’s Individual Property.
ARTICLE 9    – COVENANTS
9.1    Buyer’s Covenants. With respect to each Seller’s Individual Property, Buyer hereby covenants as follows:
9.1.1    Approvals not a Condition to Buyer’s Performance. Buyer acknowledges and agrees that its obligation to perform under this Agreement is not contingent upon Buyer’s ability to obtain any (a) governmental or quasi-governmental approval of changes or modifications in use or zoning; or (b) modification of any existing land use restriction; or (c) endorsements to the Title Policy, or (d) any third-party financing.
9.1.2    Retention of Leases and Tenant Files. Buyer acknowledges and agrees that it shall comply with all applicable laws and regulations, if any, with respect to the retention of the Leases for each Individual Property and the tenant files (if any) that are delivered to Buyer at Closing by any Seller for such Seller’s Individual Property. Buyer shall make all Leases and Lease files available to each Seller for inspection during Buyer’s normal business hours at Buyer’s corporate offices, upon three (3) Business Days’ prior notice. This Section 9.1.2 shall survive Closing for a period of one (1) year as to the Individual Property(ies) that are the subject of such Closing.
9.2    Seller’s Covenants. With respect to each Seller’s Individual Property, each Seller hereby covenants as follows:
9.2.1    Contracts. Without Buyer’s prior written consent (which consent may not be unreasonably withheld, conditioned or delayed), Seller shall not enter into, extend, renew, replace or modify any Contract unless such contract (as so extended, renewed, replaced or modified) is terminated effective as of or prior to Closing by the owner of such Individual Property. Prior to execution, Seller shall give Buyer a copy of each Contract or amendment, extension, renewal, replacement or modification entered into after the Effective Date with respect to such Seller’s Individual Property. With respect to any Seller’s Individual Property, such Seller shall terminate all Contracts, as well as all leasing agreements and property management agreements relating to the Property effective as of or prior to Closing and Buyer shall not be required to give any Seller any notice to cause such termination, and except as set forth on Schedule 5.6, Seller shall retain all liability under all management and leasing and brokerage agreements entered into prior to Closing; provided, however, that Sellers are not required to terminate the Altus Contract with respect to the Virginia Tax Appeal. The provisions of this Section 9.2.1 shall survive Closing.
9.2.2    Maintenance of Property; Leasing of Property.
(a)    Consistent Operations. Except to the extent any Seller is relieved of the obligations by Article 10 hereof, between the Effective Date and the Closing Date, Sellers shall

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maintain, manage, repair and keep the Property in a manner consistent with Sellers’ past practices, except as otherwise provided herein.
(b)    Leases. Prior to the execution of any new leases for any Individual Property or the renewal, extension or expansion of any existing Leases for any Individual Property, the applicable Seller shall give notice of its intent to do so to Buyer (which notice may be given by e-mail to the Buyer’s e-mail addresses identified in Section 13.9 and Seller shall not be required to follow such notice with a hard copy thereof notwithstanding the notice requirements of Section 13.9). Such notice shall include a copy of all documentation that Seller wishes to enter into, the amount of space involved, the length of the lease term, the proposed rent and the amount of any leasing commission, tenant improvement costs and other tenant allowances. Buyer shall have five (5) Business Days after receipt of such notice to notify Seller of its objections, if any, to any such proposed lease or extension, renewal or expansion of any existing Lease. During the Due Diligence Period, Buyer shall not have any approval rights over proposed leases or renewals, extensions or expansions of existing Leases. Accordingly, until the fifth (5th) Business Day prior to the end of the Due Diligence Period, Seller may enter into such proposed lease or renewal, extension or expansion of any existing Lease five (5) Business Days after the notice to Buyer required under this Section 9.2.2(b). Seller shall deliver to Buyer true and correct copies of new Leases and amendments, renewals, extensions, expansions or terminations within two (2) Business Days after execution thereof but, with respect to those lease documents entered into during the Due Diligence Period, in no event less than five (5) Business Days prior to the end of the Due Diligence Period. After the fifth (5th) Business Day prior to the end of the Due Diligence Period, Sellers shall not enter into any new lease or renewal, extension, expansion, assignment (other than pursuant to the Assignment of Leases and the Assignment of Ground Lease in connection with Closing) or termination of an existing Lease without Buyer’s approval, in Buyer’s sole discretion, except for new leases and renewals, extensions or expansions of existing Leases evidencing or reflecting the exercise by tenants of any rights or options, the terms of which are fixed or determinable as of the Effective Date, under existing Leases. In the case of the exception specified in the immediately preceding sentence, Seller may enter into the proposed renewal, extension or expansion of an existing Lease without Buyer’s approval. Buyer’s failure to object in writing within the five (5) Business Day period described above shall be deemed approval by Buyer. Nothing in this Section 9.2.2 shall be interpreted to require any particular Lease be in place at Closing or require any Seller to lease any additional space in the Property, as a condition to the sale of the Property. All leases or amendments thereto executed in accordance with this Section 9.2.2(b) shall also be deemed “Leases” for all purposes of this Agreement.
9.2.3    Estoppel Certificates. Each Seller shall use its commercially reasonable efforts (without incurring any additional material expense) to obtain and deliver to Buyer prior to the Closing Date tenant estoppel certificates from each tenant under a Lease at such Seller’s Individual Property, in the form attached hereto as Exhibit N in all material respects; provided, however, that if a form of estoppel certificate is attached to or otherwise prescribed in a particular lease document or if it is the policy of any national tenant that a particular form of estoppel certificate be used, that form shall be deemed an acceptable form of tenant estoppel certificate (any such estoppel certificate in the form permitted pursuant to this sentence, an “Estoppel Certificate”). The inability of any Seller to deliver the Estoppel Certificates to Buyer pursuant to this Section 9.2.3 shall not constitute

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a breach or default by Seller of its obligations under this Agreement unless Seller does not use commercially reasonable efforts to obtain such Estoppel Certificates in accordance with this Section. It is a condition precedent to Buyer’s obligation to close the transactions contemplated under this Agreement that Seller shall have delivered to Buyer, on or prior to Closing, Acceptable Estoppel Certificates (as defined below) executed by (a) the tenants identified on Exhibit N-2 (the “Required Tenants”) and (b) (i) tenants occupying no less than sixty five percent (65%) of the balance of the leased square footage at each Individual Property, and (ii) tenants occupying no less than sixty five percent (65%) of the balance of the leased square footage of the Property in the aggregate. Promptly following receipt of any Estoppel Certificate, each Seller shall deliver a photocopy of the same to Buyer for Buyer’s review; provided, however, that if any Estoppel Certificate received by a Seller contains materially adverse statements or information that Seller reasonably believes to be incorrect or untrue, such Seller may withhold delivery of such Estoppel Certificate so that such Seller may resolve or correct such disparities directly with the applicable tenant for the purpose of obtaining a revised Estoppel Certificate without such statements or information contained therein. Buyer shall notify such Seller upon receipt if any Estoppel Certificate is an Unsatisfactory Estoppel Certificate (as defined below); provided, however, that if Buyer does not notify such Seller that an Estoppel Certificate is an Unsatisfactory Estoppel Certificate within three (3) Business Days of Buyer’s receipt of such Estoppel Certificate, then Buyer shall be deemed to have approved such Estoppel Certificate. As used herein, an “Unsatisfactory Estoppel Certificate” means any Estoppel Certificate that is: (i) not on the form permitted pursuant to this Section 9.2.3, (ii) alleges a default by such Seller, (iii) contains any fact or statement that is materially inconsistent with the applicable Lease or the Lease Exhibit, or (iv) is dated more than forty-five (45) days prior to the Closing Date for such Individual Property unless there is an adjournment of the Closing Date as provided in this Section 9.2.3 or in Section 7.3. As used herein, an “Acceptable Estoppel Certificate” means any Estoppel Certificate that is either (i) not an Unsatisfactory Estoppel Certificate or (ii) is approved (or deemed approved) by Buyer as set forth in this Section 9.2.3. If any Seller has not satisfied the condition to closing with respect to Estoppel Certificates set forth in this Section 9.2.3 by the scheduled Closing Date, the applicable Seller or Buyer shall be entitled to a reasonable adjournment of the Closing of all of the Property (not to exceed thirty (30) days beyond the previously scheduled Closing Date) for the purpose of satisfying the condition to Closing with respect to Estoppel Certificates set forth in this Section 9.2.3 (it being agreed by the parties that if Buyer or Seller elects to extend Closing under this Section 9.2.3, Sellers shall not be obligated to obtain new tenant estoppels to replace any tenant estoppels that are dated more than forty five (45) days prior to the new Closing Date). Seller, at its sole option, after any adjournment elected by Seller or Buyer pursuant to the preceding sentence, may elect to satisfy part of the requirements under this Section 9.2.3 by delivery of one or more Seller estoppel certificate(s) in the form attached hereto as Exhibit N-1 (a “Seller Estoppel Certificate”) for up to five percent (5%) of the leased square footage of any Individual Property, but in no event may Seller deliver a Seller Estoppel Certificate for any of the Required Tenants. Any Seller Estoppel Certificate delivered by Seller to Buyer shall not be subject to the provisions of Section 8.3.4 hereof. If within thirty (30) days after Closing, Buyer receives an Estoppel Certificate meeting the requirements of this Section 9.2.3 from a Tenant for which Seller has delivered a Seller Estoppel Certificate and such Estoppel Certificate does not contain any information that is contradictory to the Seller Estoppel Certificate for such Lease, the delivered Seller Estoppel Certificate will be null and void, and Purchaser will accept the Estoppel Certificate from such Tenant in its place.

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9.2.4    Changes in Representations . Seller shall notify Buyer promptly if it becomes aware of any occurrence prior to the Closing Date that would make any of Seller’s representations or warranties contained in this Agreement untrue in any material respect.
9.2.5    Declaration Estoppels. Gateway Seller shall use commercially reasonable efforts to deliver at or prior to Closing (i) fully executed and acknowledged Declaration Estoppel Certificates in substantially the forms attached hereto as Exhibit O-2 and Exhibit O-3, and (ii) a certificate of compliance as to the existing Improvements on the Gateway Property under the Declaration recorded in Liber 10156, folio 251 and the Declaration recorded in Liber 2300 folio 422, each in the land records of Howard County, Maryland.

9.3    Mutual Covenants.
9.3.1    Publicity. Sellers and Buyer each hereby covenants that prior to the Closing any written press release or public statement (a “Release”) with respect to the Transactions shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld); provided, however, in no event will any Release mention CalPERS. Notwithstanding the foregoing, if any Seller or Buyer (the “Required Party”) is required by law or customary public company financial or securities exchange reporting (including GAAP) to issue a Release prior to the Closing, the Required Party shall, at least two (2) Business Days’ prior to the issuance of the same, deliver a copy of the proposed Release to the other party (the “Reviewing Party”) for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided, further, that if the Reviewing Party does not notify the Required Party that the proposed Release is approved or disapproved within such 2-business day period, then such Reviewing Party shall be deemed to have approved such Release. It is also understood that the foregoing shall not preclude Seller from discussing the substance or any relevant details of the transactions contemplated in this Agreement on a confidential basis with any of its investors, or any of its or its investors’ attorneys, accountants, professional consultants, financial advisors, or rating agencies, as the case may be, in each case on a need-to-know basis after the recipients have been informed of the confidential nature of such information and directed not to disclose such information except in accordance with this Section 9.3.1.
9.3.2    Broker. Sellers and Buyer expressly acknowledge that Broker has acted as the exclusive broker with respect to the Transactions and with respect to this Agreement, and that Sellers shall pay any brokerage commission due to Broker in accordance with the separate agreement between Sellers and Broker. Sellers and Buyer represent and warrant to the other that no party has dealt with any other broker in the Transactions and Sellers and Buyer agree to defend, hold harmless and indemnify the other from and against any and all damages, costs or expenses (including, but not limited to, reasonable attorneys’ fees and disbursements) suffered by the indemnified party as a result of acts of the indemnifying party that would constitute a breach of its representation and warranty in this Section 9.3.2. The provisions of this Section 9.3.2 shall survive the Closing or earlier termination of this Agreement.
9.3.3    USPS Lease.

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(a)    Assignment of USPS Lease. Reasonably promptly after Closing, Buyer shall deliver to the Contracting Office a fully-executed original of the USPS Certificate of Transfer/Lease Assignment, together with such other instruments or documents required by the Contracting Officer in connection with the sale of Bradlee Shopping Center or the assignment and assumption of the USPS Lease, or both (collectively, “Additional USPS Contracting Officer Documents”). Seller and Buyer shall promptly (i) assemble all information and supporting documentation reasonably requested by USPS in order to execute the USPS Certificate of Transfer/Lease Assignment, including any changes or additions to the information submitted by Seller and Buyer that are requested by USPS, and (ii) if required by USPS, complete the registration required for the transfer of the USPS Lease to Buyer.
(b)    Payments. Until the USPS Certificate of Transfer/Lease Assignment is executed by USPS and payments under the USPS Lease are made directly to Buyer, Bradlee Seller shall maintain (or cause to be maintained) the bank accounts to which payments under the USPS Lease are sent and shall promptly deliver such payments to Buyer upon receipt.
(c)    Further Assurances. Each of Bradlee Seller and Buyer agrees to reasonably cooperate with each other and the Contracting Officer to (i) obtain the execution by USPS of the USPS Certificate of Transfer/Lease Assignment and the Additional USPS Contracting Officer Documents, to the extent such documents need to be executed by USPS, and (ii) assign the USPS Lease from Bradlee Seller to Buyer.
(d)    Survival. The provisions of this Section 9.3.3 shall survive Closing for nine (9) months or such longer period of time as necessary to obtain the USPS Certificate of Transfer/Lease Assignment executed by USPS.
ARTICLE 10    – CONDEMNATION/CASUALTY
10.1    Condemnation.
10.1.1    Right to Terminate. If, prior to the Closing Date, all or any “material” portion of an Individual Property is taken by eminent domain (or is the subject of a pending taking which has not yet been consummated), the Seller thereof shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof, and Buyer shall have the right to terminate this Agreement as to such Individual Property only by giving written notice to such Seller no later than ten (10) days after the giving of such Seller’s notice, and the Closing Date shall be extended, if necessary, to provide sufficient time for Buyer to make such election. The failure by Buyer to so elect in writing to terminate this Agreement as to such Individual Property only within such ten (10) day period shall be deemed an election not to so terminate this Agreement. If Buyer elects to terminate this Agreement as aforesaid, the provisions of Section 10.4 shall apply.
10.1.2    Assignment of Proceeds. If (a) all or any portion of an Individual Property that is not “material” is taken or becomes subject to a pending taking, by eminent domain, or (b) Buyer does not terminate this Agreement as permitted in Section 10.1.1, then there shall be no abatement of the Purchase Price allocable to such Individual Property; provided, however, that at the Closing, the Seller of such Individual Property shall pay to Buyer the amount of any award for or other

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proceeds on account of such taking that is actually paid to such Seller prior to the Closing Date as a result of such taking (less all reasonable third party costs and expenses, including attorney’s fees and costs, incurred by such Seller as of the Closing Date in obtaining payment of such award or proceeds) and, to the extent such award or proceeds have not been paid, such Seller shall assign to Buyer at the Closing (without recourse to such Seller) the rights of such Seller to, and Buyer shall be entitled to receive and retain, all awards for the taking of such Seller’s Individual Property or such portion thereof. If Buyer does not elect to terminate this Agreement as permitted in Section 10.1.1, then thereafter, in no event shall such Seller agree to any settlement of an award as the result of a taking or pending taking of such Seller’s Individual Property without Buyer’s written consent, not to be unreasonably withheld, conditioned or delayed.
10.1.3    “Material” Defined. For the purposes of Section 10.1, the term “material” shall mean (a) the taking of more than ten percent (10%) of the rentable square feet of space in the Improvements for any Individual Property, (b) tenants whose Leases cover more than 15,000 square feet at such Individual Property have the right to terminate as a result of such condemnation or (c) a taking that prevents or materially impairs access to any Individual Property.
10.2    Destruction or Damage. If any Individual Property is damaged or destroyed in whole or in part prior to the Closing Date, the Seller of such Individual Property shall notify Buyer in writing of such fact promptly after obtaining knowledge thereof. If any such damage or destruction would cost less than two percent (2%) of the portion of the Purchase Price allocated to such Individual Property to repair or restore, then this Agreement shall remain in full force and effect and Buyer shall acquire the Property (including such Individual Property so damage or destroyed) upon the terms and conditions set forth in this Agreement. In such event, Buyer shall receive a credit against the Purchase Price allocable to such Individual Property equal to the deductible amount applicable under such Seller’s casualty policy (less all reasonable third party costs and expenses, including attorneys’ fees and costs, incurred by such Seller as of the Closing Date in connection with the negotiation and/or settlement of the casualty claim with the insurer (the “Realization Costs”)) as well as an amount equal to all self-insured and uninsured amounts, and, such Seller shall assign to Buyer all of such Seller’s right, title and interest in and to all proceeds of insurance on account of such damage or destruction to the extent such proceeds have not been used to reimburse such Seller to the extent the Seller has undertaken to restore or to perform repairs to the Improvements (and, if such Seller has performed restoration or repairs to the Improvements and has not been reimbursed therefor from insurance proceeds, then such Seller shall be entitled to a credit at Closing with respect to such Seller’s Individual Property in the reasonable actual amount expended by such Seller to perform such repairs or restoration). If any Individual Property is damaged or destroyed prior to the Closing Date and the cost of repair would equal or exceed two percent (2%) of the portion of the Purchase Price allocated to such Individual Property, then, notwithstanding anything to the contrary set forth above in this section, Buyer shall have the right, at its election, to terminate this Agreement with respect to the Individual Property suffering such damage and the Seller owning such Individual Property. If Buyer elects to terminate this Agreement as aforesaid, the provisions of Section 10.4 shall apply. Buyer shall have thirty (30) days after a Seller notifies Buyer that a casualty has occurred to make such election by delivery to Sellers of a written election notice (the “Election Notice”), and the Closing Date shall be extended, if necessary, to provide a reasonable time for Buyer to make such election. The failure by Buyer to deliver the Election Notice within

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such thirty (30) day period shall be deemed an election not to terminate this Agreement as to such Individual Property. If Buyer does not elect to terminate this Agreement as set forth above, this Agreement shall remain in full force and effect, but, the applicable Seller shall assign to Buyer all of such Seller’s right, title and interest in and to any and all proceeds of insurance on account of such damage or destruction, if any, to the extent such proceeds have not been used to reimburse such Seller to the extent such Seller has undertaken to restore or to perform repairs to the Improvements of such Seller’s Individual Property. If any Seller has performed restoration or repairs to the Improvements of such Seller’s Individual Property and has not been reimbursed therefor from insurance proceeds, then such Seller shall be entitled to a credit at Closing with respect to such Seller’s Individual Property in the reasonable actual amount expended by such Seller to perform such repairs or restoration, and Buyer shall receive a credit against the Purchase Price allocable to such Seller’s Individual Property equal to the deductible amount (less the Realization Costs) under such Seller’s casualty insurance policy as well as an amount equal to all self-insured and uninsured amounts. If Buyer does not elect to terminate this Agreement as aforesaid, then in no event shall any Seller agree to any settlement of insurance proceeds in connection with any damage or destruction of the Property or any part thereof without Buyer’s written consent, not to be unreasonably withheld, conditioned or delayed.
10.3    Insurance. Each Seller shall maintain the property insurance coverage currently in effect for such Seller’s Individual Property through the Closing Date. A copy of Seller’s property insurance certificate is attached hereto as Schedule 10.3.
10.4    Effect of Termination. If this Agreement is terminated pursuant to Section 10.1.1 or Section 10.2, the portion of the Deposit applicable to the Individual Property so terminated shall be promptly refunded to Buyer. Upon such refund, this Agreement shall terminate as to such Individual Property and the Seller thereof and neither Buyer nor the Seller thereof shall have any further rights or obligations hereunder other than any arising under any section herein that expressly survives the termination of this Agreement. At Closing Buyer shall acquire the remaining Properties for the allocated Purchase Price for such remaining Properties.
10.5    Waiver. The provisions of this Article 10 supersede the provisions of any applicable statutory or decisional law with respect to the subject matter of this Article 10.
ARTICLE 11    – DEFAULTS
11.1    Default Remedies.
11.1.1    Seller’s Default. If (a) any Seller defaults under or breaches any of the material covenants, agreements or obligations of such Seller under this Agreement, or (b) any representation or warranty made by such Seller is untrue in any material respect when made, or (c) any Seller does not consummate all of the Transactions for any reason other than Buyer’s default or the permitted termination of this Agreement by any Seller or Buyer as herein expressly provided, and, in each instance, such matter continues for ten (10) days following notice from Buyer thereof (such period to run concurrently with the notice and cure provisions set forth in Sections 7.3 and 8.3.3), Buyer shall be entitled, as its sole and exclusive remedy, to (i) receive the return of the Deposit from Escrow Agent and Sellers shall promptly pay to Buyer up to $375,000.00 for any third party out-

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of-pocket expenses actually incurred by Buyer in connection with Buyer’s due diligence (collectively, “Buyer’s Diligence Costs”), in which event no party hereto shall have any further rights, duties, obligations and/or liabilities under this Agreement except for those rights, duties, obligations and/or liabilities that expressly survive the termination of this Agreement; (ii) maintain an action for specific performance (including without limitation, reasonable attorneys’ fees and court costs); (iii) waive said breach or failure and proceed to Closing without abatement of or credit against the Purchase Price, or (iv) terminate this Agreement as to the Individual Property(ies) owned by such defaulting Seller(s) only and proceed to Closing as to the remaining Properties for the allocated Purchase Price for such remaining Properties. Buyer waives its right to seek damages for any Seller default hereunder unless Sellers, through any Seller’s willful or bad faith action(s), have rendered ineffective the right of Buyer to pursue the remedy of specific performance, in which case, notwithstanding anything to the contrary contained in this Section 11.1.1, Buyer may pursue an action or claim for actual monetary damages against Sellers. Buyer shall be deemed to have elected the remedy set forth in clause (i) of this Section 11.1.1 if Buyer does not file suit for specific performance in a court having jurisdiction in the State of Maryland, and serve Sellers, within thirty (30) days following the date upon which Closing was to have occurred. Such action for specific performance will not be construed to require any Seller to cure any title or survey defect, including any Title Exceptions, encumbrances or liens (unless such Seller is otherwise obligated to do so under this Agreement), cure any untrue representations, cure any physical condition existing at a Seller’s Individual Property or cause any third party to take any action with respect to the Property or Seller. Nothing contained in this Section 11.1.1 shall limit Buyer’s rights against any Seller by reason of any indemnity obligations of such Seller to Buyer expressly set forth in this Agreement that survives the termination of this Agreement or the Closing.
11.1.2    Buyer’s Default. If Buyer does not consummate the Transactions when required to do so pursuant to the provisions of this Agreement and such failure continues for five (5) days after notice thereof from Sellers, Sellers shall be entitled, as Sellers’ sole and exclusive remedy at law or in equity, to (a) terminate this Agreement, and (b) recover the entire Deposit from Escrow Agent as liquidated damages and not as penalty, in full satisfaction of claims against Buyer hereunder. Sellers and Buyer agree that Sellers’ damages resulting from Buyer’s default are difficult, if not impossible, to determine and the entire Deposit is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. Nothing contained in this Section 11.1.2 shall limit Sellers’ rights against Buyer by reason of any indemnity obligations of Buyer to any Seller expressly set forth in this Agreement that survives the termination of this Agreement or the Closing.
11.2    Surviving Obligations. Nothing in Section 11.1 shall be deemed to limit the rights or remedies of either party with respect to any provisions, indemnities or obligations of under this Agreement which are expressly stated to survive Closing.

ARTICLE 12    – ESCROW
The Deposit, together with all interest earned thereon, shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

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12.1    Investment of Deposit. The Escrow Agent shall (a) invest the Deposit in government insured interest-bearing instruments satisfactory to Buyer and Sellers; (b) not commingle the Deposit with any funds of the Escrow Agent or others, and (c) promptly provide Buyer and Sellers with confirmation of the investments made. Buyer consents to the selection of Bank of America, N.A. as the depository.
12.2    Delivery of Deposit Upon Closing. If the Closing occurs as to one or more Individual Properties, the Escrow Agent shall apply the Deposit applicable to such Individual Properties to the Purchase Price due from Buyer at Closing with respect to each Seller’s Individual Property, with the Balance being the remaining amount required to be funded by Buyer applicable to each Individual Property.
12.3    Disbursement Following Termination. If for any reason the Closing does not occur, the Escrow Agent shall deliver the Deposit and all interest earned thereon to Sellers or Buyer only upon receipt of a written demand therefor from such party(ies), subject to the following provisions of this Section 12.3. If any party makes a written demand upon the Escrow Agent for payment of the Deposit, the Escrow Agent shall give written notice to the other party(ies) of such demand. If the Escrow Agent does not receive a written objection from the other party(ies) to the proposed payment within five (5) Business Days after the giving of such notice, the Escrow Agent is hereby authorized to make such payment. If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Sellers and Buyer or a final judgment of a court of competent jurisdiction.
12.4    Release and Indemnity. The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of any of the parties, and that the Escrow Agent shall not be liable to any of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any loss, cost or expense incurred by any Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent’s scope or nature of its duties. Sellers and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorneys’ fees, incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of the Escrow Agent.
12.5    Taxpayer Identification. Buyer shall pay any income taxes on any interest earned on the Deposit. Buyer represents to Sellers that Buyer has provided the Escrow Agent Buyer’s taxpayer identification number prior to the Effective Date. In no event shall Escrow Agent incur any liability for levies by taxing authorities based upon the taxpayer identification number provided to Escrow Agent and used to establish the Escrow Account.
12.6    Acceptance of Terms By Escrow Agent. The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received and shall hold the Deposit and the interest earned thereon, in escrow, and shall disburse the Deposit, and the interest earned thereon, pursuant to the provisions of this Article 12.

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12.7    Escrow Fee. The escrow fee, if any, charged by the Escrow Agent shall be shared by Sellers and Buyer as described in Section 5.4.
ARTICLE 13    – MISCELLANEOUS
13.1    Buyer’s Assignment. Subject to Section 13.24 and the immediately following sentence, Buyer shall not assign this Agreement or its rights hereunder to any individual or entity without the prior written consent of Seller, which consent Seller may grant or withhold in its sole discretion, and any such assignment made without Seller’s consent shall be null and void. Notwithstanding the foregoing, each Seller hereby consents to assignment at or before Closing by Buyer of Buyer’s interest in this Agreement to one or more entities controlled by, controlling, or under common control with Buyer (each, a “Buyer Assignee”), provided that any such Buyer Assignee shall assume, in writing (by execution of an assignment and assumption agreement), all of such Buyer’s obligations under this Agreement or, in the event of an assignment with respect to an Individual Property, all of Buyer’s obligations with respect to such Individual Property. If Buyer assigns this Agreement in part with respect to one or more Individual Properties, then the applicable Seller with respect to such Individual Property shall deliver the closing documents pursuant to Section 6.3 separately to Buyer or to the Buyer Assignee(s), as applicable (but in all events such deliveries must be made contemporaneously as part of a single Closing of all of the Property contemporaneously) and shall otherwise cooperate with Buyer in all reasonable respects in effectuating separate acquisitions. In the event of an assignment, the assigning party shall not be released from any obligations hereunder due to such assignment.
13.2    Designation Agreement. Section 6045(e) of the Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished by each Seller, in connection with the Transactions. Escrow Agent is either (a) the person responsible for closing the Transactions (as described in the Reporting Requirements), or (b) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transactions (as described in the Reporting Requirements). Accordingly:
13.2.1    Reporting Person. Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transactions. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transactions.
13.2.2    Additional Information. Sellers and Buyer shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transactions.
13.2.3    Request For Taxpayer Identification. Escrow Agent hereby requests each Seller to furnish to Escrow Agent each Seller’s correct taxpayer identification number. Each Seller acknowledges that any failure by a Seller to provide Escrow Agent with such Seller’s correct taxpayer identification number may subject such Seller to civil or criminal penalties imposed by law. Accordingly, (a) Bradlee Seller hereby certifies to Escrow Agent, under penalties of perjury, that its correct taxpayer identification number is 47-4822543; (b) Foxchase Seller hereby certifies to

Escrow Agent, under penalties of perjury, that its correct taxpayer identification number is 47-4808613; (c) Gateway Seller hereby certifies to Escrow Agent, under penalties of perjury, that its correct taxpayer identification number is 53-0261100; (d) Olney Seller hereby certifies to Escrow Agent, under penalties of perjury, that its correct taxpayer identification number is 53-0261100, and (e) Wheaton Seller hereby certifies to Escrow Agent, under penalties of perjury, that its correct taxpayer identification number is 47-4772846.
13.2.4    Survival. The provisions of this Section 13.2 shall survive the Closing.
13.3    Survival/Merger. Except for the provisions of this Agreement that are explicitly stated to survive the Closing, (a) none of the terms of this Agreement shall survive the Closing, and (b) the delivery of the Deed and any other documents and instruments required under this Agreement by all Sellers and the acceptance thereof by Buyer shall effect a merger, and be deemed the full performance and discharge of every obligation on the part of Buyer and each Seller to be performed hereunder at Closing.
13.4    Integration; Waiver. This Agreement, together with the Exhibits hereto, embodies and constitutes the entire understanding between the parties with respect to the Transactions and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. No waiver by either party hereto of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.
13.5    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Maryland, but not including choice of law rules thereof.
13.6    Captions Not Binding; Schedules and Exhibits. The captions in this Agreement are inserted for reference only and in no way define, describe or limit the scope or intent of this Agreement or of any of the provisions hereof. All Schedules and Exhibits attached hereto shall be incorporated by reference as if set out herein in full.
13.7    Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
13.8    Severability. If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
13.9    Notices. Any notice, request or other communication required or otherwise given pursuant to this Agreement shall be given in writing by (a) reputable same day or overnight delivery service with proof of delivery, or (b) email (which, to be effective, must (i) have the words “LEGAL

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NOTICE” written in all caps in the subject line and (ii) be followed within two (2) Business Days by a hard copy of the same delivered pursuant to clause (a)), in each case sent to the intended addressee in accordance with the address information set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of receipt of the initial notice thereof or refusal. Notices may be given by a party’s counsel on behalf of such party as if such party had given such notice itself. Unless changed in accordance with this Section 13.9, the addresses for notices given pursuant to this Agreement shall be as follows:
If to Seller:            Washington Real Estate Investment Trust
1775 Eye Street, N.W., Suite 1000
Washington, DC 20006
Attention: Andrew Leahy, Vice President
Email: aleahy@washreit.com

with copies to:         Washington Real Estate Investment Trust
1775 Eye Street, N.W., Suite 1000
Washington, DC 20006
Attention: Taryn Fielder, Senior Vice President and                                  General Counsel
Email: tfielder@washreit.com

and

DLA Piper LLP (US)

                    500 Eighth Street, NW
Washington, DC 20004
Attention: Amy B. Carbins
Email: amy.carbins@dlapiper.com

If to Buyer:            First Washington Realty, Inc.
4350 East-West Highway, Suite 400
Bethesda, MD 20814
Attention: Jeffrey S. Distenfeld and Bobby Rassuli
Email:    jdistenfeld@firstwash.com and                                     brassuli@firstwash.com

with a copy to:         Holland & Knight LLP
800 17th Street, NW, Suite 1100
Washington, DC 20006-5344
Attention: Erica Weiss and Jerald S. Cohn
Email: Erica.weiss@hklaw.com and
jerry.cohn@hklaw.com

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If to Escrow Agent:        Chicago Title Insurance Company
1620 L Street, NW, 4th Floor
Washington, DC 20036
Attn: Mark Badanowski
Email: Mark.badanowski@fnf.com

13.10    Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. For the purposes hereof, counterparts will include signatures evidenced by electronic mail including PDF.
13.11    No Recordation. Sellers and Buyer agree that neither this Agreement nor any memorandum or notice hereof shall be recorded and Buyer agrees (a) not to file any notice of pendency or other instrument (other than a judgment) against the applicable Seller’s Individual Property or any portion thereof in connection herewith, and (b) to indemnify each Seller against all costs, expenses and damages, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by such Seller by reason of a breach by Buyer of this Section 13.11.
13.12    Additional Agreements; Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall execute and deliver such documents as the other party shall reasonably request in order to consummate and make effective the Transactions; provided, however, that the execution and delivery of such documents by such party shall not result in any additional liability or cost to such party.
13.13    Time of the Essence. TIME SHALL BE OF THE ESSENCE WITH RESPECT TO ALL TIME PERIODS PROVIDED IN THIS AGREEMENT.
13.14    Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment or Exhibit hereto. The use in this Agreement of the words “herein”, “hereunder”, “hereinabove”, “hereinafter”, and words of similar import shall be deemed to refer to this entire Agreement, unless expressly stated to the contrary. The use in this Agreement of the words “such as” “include”, “including” and words of similar import shall be construed as if followed by the phrase “without limitation” and shall not be deemed to limit the generality of the term or clause to which it has reference, whether or not non-limiting language is used with reference thereto.
13.15    Business Day. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday, or any Federal or state holiday in the State of Maryland. If any period expires on a day that is not a Business Day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day that is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day.
13.16    Sellers’ Maximum Aggregate Liability.

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13.16.1    Notwithstanding any provision to the contrary contained in this Agreement or any documents executed by any Seller pursuant hereto or in connection herewith, if Closing occurs, the maximum aggregate liability of all Sellers and the maximum aggregate amount that may be awarded to and collected by Buyer or any of its permitted assignees under this Agreement (including, without limitation, the breach of any representations and warranties contained herein) and any and all documents executed pursuant hereto or in connection herewith (excluding however, Seller’s obligations under Article 5 and Section 9.3.2), for which a claim is timely made by Buyer shall not exceed two percent (2%) of the Purchase Price paid to Sellers at the Closing Date (the “Cap Amount”) with respect to claims filed by Buyer against any Seller prior to the end of the Survival Period, and no claim by Buyer may be made and no Seller shall be liable for any judgment in any action based upon any such claim unless and until Buyer’s claims against all Sellers are for an aggregate amount in excess of the Floor. Sellers covenant and agree that, until the expiration of the Survival Period, Sellers will have access to capital in an amount sufficient to discharge their post-closing obligations under this Agreement and the Closing Documents and will call upon such capital and retain such capital when received if required and for so long as necessary to satisfy such Seller’s obligations under this Agreement and the Closing Documents; provided, however, that if a claim is brought by Buyer against Sellers prior to the expiration of the Survival Period, Sellers covenant as provided in this sentence shall survive for such time as necessary until there is a final, non-appealable adjudication of such claim. Sellers shall have no liability under this Agreement with respect to any claim relating to a breach of representation or warranty filed by Buyer against any Seller after the end of the Survival Period. The provisions of this section shall survive the Closing and shall not be merged therein.
13.16.2.    In no event shall any party be liable for any punitive, consequential or special damages. The provisions of this Section 13.16.2 shall survive Closing.
13.17    Relationship of the Parties. Nothing contained herein shall be construed or interpreted as creating a partnership or joint venture between Sellers and Buyer. It is understood that the relationship is an arm’s length one that shall at all times be and remain that of buyer and sellers.
13.18    Incorporation By Reference. All documents, instruments, schedules and other matters attached to this Agreement as exhibits are specifically made a part hereof and incorporated herein by the reference thereto in this body of this Agreement.
13.19    Captions. Captions are used in this Agreement solely for convenience of reference and shall neither be considered a part of this Agreement nor affect the construction to be given any of the provisions hereon.
13.20    Waiver of Trial By Jury; Venue and Jurisdiction; Certain Costs.
13.20.1    SELLERS AND BUYER HEREBY EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY BUYER OR ANY SELLER AGAINST ONE ANOTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

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13.20.2    Buyer and each Seller hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of and agrees that venue shall be proper in any state court in Montgomery County, State of Maryland or any Federal court located in the State of Maryland, in any action or proceeding arising out of or relating to or connected with this Agreement, or for recognition or enforcement of any judgment. Each of Seller and Buyer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such courts. Each of Seller and Buyer agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY STATE COURT IN MONTGOMERY COUNTY, STATE OF MARYLAND OR ANY FEDERAL COURT SITTING IN THE STATE OF MARYLAND, AND EACH PARTY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO (a) THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING, AND (b) THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING (INCLUDING ANY OBJECTION OF OR RELATING TO FORUM NON-CONVENIENS).
13.21    Intentionally Omitted.
13.22    No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Buyer only and are not for the benefit of any third party (which third parties shall include, without limitation, the Title Company), and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.
13.23    Exculpation. Notwithstanding anything to the contrary contained in this Agreement, no director, officer, employee, shareholder, member, manager, affiliate, partner or agent of Seller or Buyer nor any of such parties’ directors, officers, employees, shareholders, members, managers, partners, joint venturers or agents, nor any other person, partnership, limited liability company, corporation, joint venture or trust, as principal of any party, whether disclosed or undisclosed (collectively, the “Exculpated Parties”) shall have any personal obligation or liability hereunder, and neither party shall seek to assert any claim or enforce any of its rights hereunder against any Exculpated Party.
13.24    1031 Exchange. Buyer or any Seller may elect to conduct the Transactions as part of a so-called like kind exchange (the “Exchange”) pursuant to Section 1031 of the Code, in which case Buyer or any Seller (as applicable) shall be entitled to proceed with the Exchange as provided below:
13.24.1    If Buyer or any Seller elects to effectuate an Exchange, and if such Exchange cannot be effected for any reason, then Buyer or any Seller (as applicable) shall nevertheless be obligated to close the transaction pursuant to the terms of this Agreement.
13.24.2    To exercise its right under this Section 13.24 Buyer or any Seller (as applicable) shall provide the other party(ies) with a written notice stating its intent to enter into an Exchange not later than ten (10) Business Days’ prior to the Closing Date.

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13.24.3    If Buyer timely delivers the notice referred to in Section 13.24.2, rather than purchase each Seller’s Individual Property, Buyer may (but shall not be obligated to), on or before the Closing Date, with respect to one (1) or more of each Seller’s Individual Property, assign its rights under this Agreement to a “qualified intermediary”, as defined in Treasury Regulation 1.103(k) I (g)(4) (a “QI”) or an Exchange Accommodation Titleholder (“EAT”), and/or direct the applicable Seller of such Individual Property (or any Seller’s QI) to convey such Individual Property to Buyer’s QI or an EAT at Closing, subject to all of each Seller’s rights and remedies under this Agreement; provided, however, that Buyer shall notify Sellers of the identity of Buyer’s QI or Buyer’s EAT at least ten (10) Business Days’ prior to the Closing Date, and further provided that Buyer shall remain liable for the performance of all obligations, representations, warranties and covenants of Buyer hereunder. In any case, all payments that Buyer is obligated to make to any Seller under this Agreement may be made by Buyer’s QI or Buyer’s EAT and not by Buyer.
13.24.4    If any Seller timely delivers the notice referred to in Section 13.24.2, any Seller may (but shall not be obligated to), on or before the Closing Date, assign its rights under this Agreement to QI and direct such QI to convey such Seller’s Individual Property to Buyer (or to Buyer’s QI or Buyer’s EAT) at Closing, subject to all of Buyer’s rights and remedies under this Agreement; provided, however, that such Seller shall notify Buyer of the identity of such Seller’s QI at least ten (10) Business Days’ prior to the Closing Date, and further provided that such Seller shall remain liable for the performance of all obligations, representations, warranties and covenants of such Seller hereunder.
13.24.5    Buyer and Sellers agree to reasonably cooperate with each other and with any QI or EAT in arranging the Exchanges at no material cost to the other. Each Seller shall execute any documents reasonably requested by Buyer, Buyer’s QI or Buyer’s EAT to facilitate Buyer’s Exchange, and Buyer shall execute any documents reasonably requested by any Seller or by any Seller’s QI to facilitate Seller’s Exchange, including any appropriate amendments to this Agreement and any appropriate escrow instructions; provided, however, that (a) no document requested by Buyer shall adversely affect any Seller in any respect or change any of the economic terms and conditions of the transaction with respect to any Seller or modify or limit any Seller’s rights and remedies under this Agreement, and (b) no document requested by any Seller shall adversely affect Buyer in any respect or change any of the economic terms and conditions of the transaction with respect to Buyer or modify or limit Buyer’s rights and remedies under this Agreement. No Seller shall be obligated to incur any costs, expenses, losses, liabilities or damages in connection with Buyer’s Exchange greater than those such Seller would have incurred had Buyer not elected to effect an Exchange, and Buyer shall not be obligated to incur any costs, expenses, losses, liabilities or damages in connection with Seller’s Exchange greater than those Buyer would have incurred had such Seller not elected to effect an Exchange. The provisions of this Section 13.24.5 shall survive Closing.
13.24.6    After Buyer or Seller has delivered the written notice referred to above in Section 13.24.2, such party may nevertheless elect to forego an Exchange and proceed with Closing, so long as such party notifies the other at least three (3) Business Days’ prior to Closing that it has elected to forego its Exchange. Notwithstanding the foregoing, under no circumstances shall the

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Closing Date be extended or delayed as a result of any Exchange undertaken by Buyer or by Seller, or as a result of any election by Buyer or by Seller to forego an Exchange.
13.24.7    The party(ies) requesting any Exchange agrees to defend and indemnify the other party(ies), and to hold the other party(ies) free and harmless from all costs, expenses, losses, damages or liability, including but not limited to reasonable attorney’s fees and costs of suit, arising out of or in connection with such Exchange by the party(ies) requesting such Exchange and in connection with the other party’s(ies’) cooperation with such Exchange under this Section 13.24. Each party acknowledges that no party is making any representations, and no party is relying on any representations of any other party or any other party’s counsel, with respect to the federal, state or local income tax treatment of either of them in connection with this transaction, and no party shall have any liability in connection with any tax treatment received by either of them in connection with this transaction, including, without limitation, any failure of this transaction to qualify as an exchange under Section 1031 of the Code. The provisions of this Section 13.24.7 shall survive the Closing or any earlier termination of this Agreement.
13.25    Maryland Statutory Disclosures.
13.25.1    Disclosure of Location in Special Protection Area.
(a)    Sellers represent that the Property is not located in an area designated as a special protection area under Section 19-62 of the Montgomery County Code.
(b)    Buyer acknowledges that: (1) the Sellers have provided the information required by subparagraph (a) above; and (2) Buyer understands that special water quality measures and certain restrictions on land uses and impervious surfaces may apply to the Property.
13.25.2    Disclosure of Location of Airport or Heliport Within Five Mile Radius of Property. Buyer acknowledges that the Seller has disclosed to Buyer prior to the entering into this Agreement, the relative location of any airport or heliport, as defined in the Montgomery County zoning ordinance, existing within a five-mile radius of the Property.
13.25.3    Duty to Allow Buyers to Review Master Plans.
(a)    With respect to the Property located in the State of Maryland, Buyer acknowledges that Buyer shall have an opportunity during the Due Diligence Period to examine the applicable county master plan and any municipal land use plan for the area in which the Property is located, and any adopted amendment to either plan, and approved official maps showing planned land uses, roads and highways, parks and other public facilities affecting the Property contained in the plan. Buyer acknowledges that Buyer is aware that the applicable plan or general plan for Montgomery County is available at the Maryland National Capital Park and Planning Commission.
(b)    Buyer acknowledges that it has the right during the Due Diligence Period to review the applicable master plan and municipal land use plan and any adopted amendment.

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(c)    Seller has offered Buyer the opportunity during the Due Diligence Period to review the applicable master plan and municipal land use plan and any adopted amendment.
(d)    Seller has informed Buyer that amendments affecting the plan may be pending before the planning board or the county council or a municipal planning body in Montgomery County, Maryland.
(e)    Buyer understands that, to stay informed of future changes in county and municipal land use plans, the Buyer should consult the planning board and the appropriate municipal planning body.
13.25.4    Disclosure of Availability of Water and Sewer Service. With respect to the Property located in the State of Maryland, Buyer acknowledges that Sellers have disclosed to Buyer, to the extent the Sellers know:
(a)    whether the Property is connected to, or has been approved for connection to, a public water and sewer system;
(b)    if the Property is not connected to a public water and sewer system, (1) the source, if any, of potable water for the Property; and (2) whether an individual sewage disposal system has been constructed on the Property or approved or disapproved for construction; and
(c)    (1)    the water and sewer service area category or categories that currently apply to the Property, and a brief explanation of how each category affects the availability of water and sewer service;
(2)    any recommendations in the applicable master plan regarding water and sewer service to the Property; and

(3)    the status of any pending water and sewer comprehensive plan amendments or service area category changes that would apply to the Property. sewer plans, Buyer should consult the County Planning Board, the Washington Suburban Sanitary Commission, the County Department of Environmental Protection, or any appropriate municipal planning or water and sewer body.

(d)    Buyer acknowledges that Seller has provided the information required by this Section.
(e)    Buyer understands that, to stay informed of future changes in County and municipal water and sewer plans, Buyer should consult the County Planning Board, the Washington Suburban Sanitary Commission, the County Department of Environmental Protection, or any appropriate municipal planning or water and sewer body.
13.25.5    Historic Designation.

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(a)    With respect to the Property located in the State of Maryland, Sellers represent and warrant that no Individual Property (i) has been designated as a historic site in the master plan for historic preservation, (ii) is located in an area designated as a historic district in that plan, or (iii) is listed as a historic resource on the Montgomery County locational atlas of historic sites.
(b)    Buyer acknowledges that, prior to Buyer’s entering into this Agreement, Sellers, or their agents, have provided the foregoing information to Buyer.
(c)    Buyer acknowledges that special restrictions on land uses and physical changes may apply to the Property, and the Buyer may obtain more information about these restrictions from the staff of the Montgomery County Historic Preservation Commission.
[The remainder of this page left intentionally blank]

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed on its behalf effective as of the Effective Date.
BRADLEE SELLER:
WASHREIT BRADLEE SHOPPING CENTER LLC,
a Delaware limited liability company

By:    /s/ Paul T. McDermott
Name:    Paul T. McDermott
Title: President

FOXCHASE SELLER:
WASHREIT SHOPPES AT FOXCHASE LLC,
a Delaware limited liability company

By:    /s/ Paul T. McDermott
Name:    Paul T. McDermott
Title: President

GATEWAY SELLER:
WRIT GATEWAY OVERLOOK LLC,
a Delaware limited liability company

By:    /s/ Paul T. McDermott
Name:    Paul T. McDermott
Title: President

OLNEY SELLER:
WRIT OLNEY VILLAGE CENTER LLC,
a Delaware limited liability company

By:    Washington Real Estate Investment Trust,
its sole member

By:    /s/ Paul T. McDermott
Name:    Paul T. McDermott

Title: President & CEO

WHEATON SELLER:
WASHREIT WHEATON PARK SHOPPING CENTER LLC,
a Delaware limited liability company

By:    /s/ Paul T. McDermott
Name:    Paul T. McDermott
Title: President

BUYER:

GLOBAL RETAIL INVESTORS, LLC,
a Delaware limited liability company

By:     First Washington Realty, Inc., a Maryland corporation,
Its manager

By:    /s/ Alexander Nyhan
Name:    Alexander Nyhan
Title:    Co-President

AGREEMENT OF ESCROW AGENT
The undersigned has executed this Agreement solely to confirm its agreement to (i) hold the Deposit in escrow in accordance with the provisions hereof, and (ii) comply with the provisions of Article 12 and Section 13.2.

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By: ___/s/ Mark Badanowski _________
Name: Mark Badanowski
Title: _Assistant Vice President and Commercial Counsel

Date:    June 26, 2019

EXHIBIT A

SELLERS AND INDIVIDUAL PROPERTIES

INDIVIDUAL PROPERTY	SELLER	LEGAL DESCRIPTION
Bradlee Shopping Center, 3600 King Street, Alexandria, VA 22302 (the “Bradlee Shopping Center”)	Washreit Bradlee Shopping Center LLC, a Delaware limited liability company (“Bradlee Seller”)	Exhibit B-1
Shoppes at Foxchase, 4500-4600 Duke Street, Alexandria, VA 22304 (the “Foxchase Shopping Center”)	Washreit Shoppes at Foxchase LLC, a Delaware limited liability company (“Foxchase Seller”)	Exhibit B-2
Gateway Overlook, Little Patuxent Parkway/Rte 175 & Waterloo Rd/Rte 108, Columbia, MD 21075 (the “Gateway Shopping Center”)	WRIT Gateway Overlook LLC, a Delaware limited liability company (“Gateway Seller”)	Exhibit B-3
Olney Village Shopping Center, 18100 - 18330 Village Center Drive, Olney, MD 20832 (the “Olney Shopping Center”)	WRIT Olney Village Center LLC, a Delaware limited liability company (“Olney Seller”)	Exhibit B-4
Wheaton Park Shopping Center, Georgia Avenue and Shorefield Road, Wheaton, MD 20902 (the “Wheaton Shopping Center”)	Washreit Wheaton Park Shopping Center LLC, a Delaware limited liability company (“Wheaton Seller”)	Exhibit B-5

EXHIBIT B-1
BRADLEE LEGAL DESCRIPTION

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Alexandria, Virginia and being more particularly described as follows:
TRACT I:
Lot 603, as shown on a plat entitled, “Resubdivision of Lot 802 and Lot 503, Taylor Street Corporation, City of Alexandria, Virginia” attached to Deed of Resubdivision and Bargain and Sale recorded in Deed Book 991 at page 109, as corrected and re-recorded in Deed Book 991 at page 443, among the land records of the City of Alexandria, Virginia.
TRACT II:
Lot 902, as shown on a plat entitled, “Resubdivision of Lot 802 and Lot 503, Taylor Street Corporation, City of Alexandria, Virginia” attached to Deed of Resubdivision and Bargain and Sale recorded in Deed Book 991 at page 109, as corrected and re-recorded in Deed Book 991 at page 443, among the land records of the City of Alexandria, Virginia.
LESS AND EXCEPT that portion of the property containing 13,706.37 square feet of land dedicated for public street purposes, by Deed of Dedication and Easement Agreement recorded in Deed Book 1154 at page 630, among the land records of the City of Alexandria, Virginia.

TOGETHER WITH the reservations contained in the Deed of Dedication and Easement Agreement recorded in Deed Book 1154 at page 630, among the land records of the City of Alexandria, Virginia.

EXHIBIT B-2
FOXCHASE LEGAL DESCRIPTION
All that certain lot or parcel of land together with all improvements thereon located and being in the City of Alexandria, Virginia and being more particularly described as follows:
Lot 600, as shown on Plat of Consolidation of Lots I and II of the Lands of First Alexandria Associates and including a 22' Public Alley (Vacated by Ordinance #3605) recorded July 13, 1994 in Deed Book 1498, Page 395, among the land records of the City of Alexandria, Virginia, and more particularly described by metes and bounds, as follows:
Beginning at a point in the west right of way line of North Jordan Street (80 feet wide), said point marking the northeast corner of a 22 foot alley for public use as set forth in Deed Book 720, Page 618, that lies contiguous to Tax Map Parcel 49.00-06-04 and being the Foxchase Shopping Center Parcel; thence running with the said line of North Jordan Street and with the arc of a curve to the left whose radius is 893.03 feet and whose chord bearing and chord are South 02 degrees 52' 15" West and 245.40 feet, respectively, for an arc distance of 246.18 feet to a point of curvature returning to Duke Street (variable width); thence with said curve return to the right whose radius is 25.00 feet and whose chord bearing and chord are South 38 degrees 43' 24" West and 34.58 feet, respectively, for an arc distance of 38.18 feet to a point in the north line of Duke Street; thence with said line of Duke Street South 82 degrees 28' 20" West, 924.62 feet to a point marking the southwest corner of the aforementioned 22 foot alley for public use and being also the east line of the City of Alexandria property designated as Tax Map Parcel 49.00-06-01; thence with the east line of said land the following courses and distances: North 07 degrees 31' 40" West, 326.86 feet to a point of curvature; with the arc of a curve to the right whose radius is 47.00 feet and whose chord bearing and chord are North 13 degrees 54' 29" East and 34.35 feet, respectively, to a point of tangency; North 35 degrees 20' 38" East, 363.08 feet to a point marking the southwesterly corner of Lot 500 of the resubdivision of Section 1, Shirley-Duke Apartments; thence with the southerly line of said land South 71 degrees 26' 00" East, 817.65 feet to the point and place of beginning, containing 444,807 square feet or 10.21138 acres, more or less.
Together with a 20 foot Perpetual Parking Easement as set forth in Deed of Easement and Agreement dated June 30, 1994 and recorded July 14, 1994 in Deed Book 1498, Page 738, as more particularly described by metes and bounds as follows:
Beginning at a point in the west right of way line of North Jordan Street (80 feet wide), said point marking the northeast corner of a 22 foot alley for public use as set forth in Deed Book 720, Page 618, that lies contiguous to and north of Tax Map Parcel 49.00-06-04 and known as the Foxchase Shopping Center; thence running with the north line of said alley North 71 degrees 26' 00" West, 121.00 feet to the true point of beginning; thence continuing with said line, North 71 degrees 26' 00" West 696.65 feet to a point lying in the east line of the land of City of Alexandria; thence with said line North 35 degrees 20' 38" East, 20.89 feet to a point; thence running through Lot 500, being the parcel of which the easement herein described is a part, South 71 degrees 26' 00" East, 690.62 feet to a point, and South 18 degrees 34' 00" West 20.00 feet to the true point of beginning, containing 13,873 square feet or 0.3185 acres, more or less.

EXHIBIT B-3
GATEWAY LEGAL DESCRIPTION

All those certain lots or parcels of land together with all improvements thereon located and being in the County of Howard, Maryland and being more particularly described as follows:
TRACT I
Parcels A and M, Benson East, as shown on plat of subdivision entitled "Benson East Parcels 'A' Thru 'M' and Open Space Parcels 'N' & 'O', recorded as Plat Numbers 17872-17880, among the lands records of Howard County, Maryland.
TRACT II
Parcel T, Benson East, as shown on plat of subdivision entitled "revision Plat Benson East Parcel 'T' Plat No. 18446”, recorded as Plat Number 18820, among the land records of Howard County, Maryland.
TRACT III
Parcels R, S and V, Benson East, as shown on plat of subdivision entitled "Benson East parcels 'P', 'R', T, & 'U', Non-Buildable Parcel 'S', & Open Space Parcels 'Q' & 'V', a Resubdivision of Parcels 'C', 'D', 'H', I, Non-Buildable Parcel B & Open Space Parcels 'N' & "O' as shown on a plat named 'Benson East, Parcels 'A' Thru 'M' and Open Space Parcels 'N' & 'O' and recorded in the land records of Howard County Maryland as Plat Nos 17872-17880" and recorded as Plat Numbers 18444-18450, among the land records of Howard County, Maryland.
TRACT IV
Parcel Q, Benson East, as shown on plat of subdivision entitled "Revision Plat Benson East Parcel 'F’ and Open Space Parcel 'Q', Being Parcel 'F, as shown on a plat named Benson East, Parcels 'A' Thru 'M' and Open Space Parcels 'N' & 'O' and recorded as Plat No. 17874 and also being Open Space Parcel 'Q' as shown on a plat named entitled "Benson East Parcels 'P’, 'R', T, & 'U', Non-Buildable Parcel ‘S’, & Open Space Parcels 'Q' & 'V’ recorded as Plat Nos. 18449 and 18450", and recorded as Plat Number 19449, among the land records of Howard County, Maryland.
TRACT V
Parcel D as shown on the Plat entitled "Benson Business Center, Parcel "A" - "G", Open Space Lots 1 & 2, Section 1, Sheets 1 and 2 of 2”, recorded among the Land Records of Howard County, Maryland as Plat Nos 9613 and 9614.

EXHIBIT B-4
OLNEY LEGAL DESCRIPTION

All of that certain lot or parcel of land situated, lying and being in Montgomery County, Maryland, and being more particularly described as follows:
Parcel "A" as shown on a plat of subdivision entitled "OLNEY VILLAGE MART", recorded in Plat Book 103 at Plat No. 11693, among the Land Records of Montgomery County, Maryland. Said piece or parcel being more particularly described by metes and bounds as follows:
Beginning for the same at an iron pipe set at the southeasterly corner of said Parcel "A", said corner also being on the northeasterly right-of-way line of Olney-Sandy Spring Road, Maryland Route No. 108 (variable width) as shown on the aforesaid plat of subdivision and thence running with the boundary of the aforesaid Parcel "A" the following sixteen courses and distances and also running with part of said northeasterly right-of-way line the following four courses and distances.
1) North 55 degrees 47' 14" West 189.00 feet to an iron pipe set; thence
2) North 57 degrees 13' 10" West 200.00 feet to an iron pipe set; thence
3) North 62 degrees 55' 48" West 50.25 feet to an iron pipe set; thence
4) North 57 degrees 13' 10" West 175.00 feet to an iron pipe set at the southeasterly line of truncation connecting the aforesaid northeasterly right-of-way line to the easterly right-of-way line of Hillcrest Avenue (40 feet from the centerline) as shown on the aforementioned plat of subdivision; thence running with said line of truncation the following course and distance
5) North 20 degrees 18'22" West 10.18 feet to an iron pipe set on said easterly right-of-way line; thence running with the aforesaid easterly right-of-way line the following course and distance
6) North 06 degrees 46' 11" East 762.86 feet to an iron pipe set on the northerly right-of-way line of said Hillcrest Avenue; thence running with part of said northerly right-of-way line the following course and distance
7) South 86 degrees 01' 57" West 9.98 feet to the southeast corner of a conveyance to Richard I, Hanes by deed dated January 8, 1998 and recorded among the aforesaid land records in Liber 15664 at Folio 065; thence running with the easterly line of said conveyance and then continuing past said conveyance
8) North 03 degrees 43' 43" West 426.47 feet to an iron pipe set; thence
9) North 33 degrees 08' 00" East 56.81 feet to an iron pipe set; thence
10) North 30 degrees 38'00" East 114.00 feet to an iron pipe set; thence

11) North 79 degrees 32'00" East 30.63 feet to an iron pipe set; thence

12) North 44 degrees 48'00" East 15.33 feet to an iron pipe set on the southwesterly right-of-way line of Appomattox Avenue (80 feet wide Right-of-Way) as shown on the aforementioned plat of subdivision; thence running with part of said southwesterly right-of-way line the following three (3) courses and distances

13) 233.82 feet along the arc of a non-tangential curve to the right having a radius of 560.00 feet and a chord bearing and length of South 45 degrees 23' 42" East 232.13 feet to an iron pipe set; thence
14) South 33 degrees 26'00" East 442.20 feet to an iron pipe set; thence
15) 194.02 feet along the area of a tangential curve to the left having a radius of 640.00 feet and a chord bearing and length of South 42 degrees 07'04" East 193.27 feet to an iron pipe found at the northwesterly corner of Parcel "B" as shown on a plat of subdivision entitled "PARCEL "B", OLNEY VILLAGE MART" and recorded among the aforementioned land records as Plat No. 16445; thence running with the westerly line of said Parcel "B"
16) South 11 degrees 14'40" West 1,030.63 feet to the place of beginning, containing a record area of 770,802 square feet of 17.6952 acres of land, more or less.
TOGETHER WITH those certain easements set forth in the Declaration of Easements and Related Agreements, recorded in Liber 5130 at folio 849.
TOGETHER WITH those certain non-exclusive easements set forth in the Reciprocal Easement Agreement by and between CMF Olney, L.P., Olney Town Center L.L.C., Olney Town Center Berlage L.L.C., Olney Town Center Chichester L.L.C. and CMF OTC L.L.C. dated August 30, 2011 and recorded, September 6, 2011 in Liber 42155 at folio 234.

EXHIBIT B-5

WHEATON LEGAL DESCRIPTION

All that certain lot or parcel of land together with all improvements thereon located and being in the County of Montgomery, Maryland and being more particularly described as follows:

Parcel F, Block 1, in the subdivision known as “ARCOLA”, as set forth on the plat recorded as Plat No. 20143 and recorded among the Land Records of Montgomery County, Maryland.
TOGETHER WITH AND SUBJECT TO easements as set forth in Agreement and Grant of Storm Drain and Sewer Easement, recorded in Liber 14245 at folio 71, among the aforesaid Land Records.

EXHIBIT C
AS-IS PROVISIONS
BUYER ACKNOWLEDGES AND AGREES THAT: (a) THE PROPERTY (AND EACH SELLER’S INDIVIDUAL PROPERTY) SHALL BE SOLD, AND BUYER SHALL ACCEPT POSSESSION OF THE PROPERTY (AND EACH SELLER’S INDIVIDUAL PROPERTY) ON THE CLOSING DATE, IN THE “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION OF SUCH INDIVIDUAL PROPERTY AS OF THE CLOSING DATE, WITH NO RIGHT OF SETOFF OR REDUCTION IN THE PURCHASE PRICE; (b) EXCEPT FOR (I) EACH SELLER’S REPRESENTATIONS AND WARRANTIES AND COVENANTS WITH RESPECT TO SUCH SELLER’S INDIVIDUAL PROPERTY SET FORTH IN THE AGREEMENT, AS AMENDED OR DEEMED AMENDED PURSUANT TO SECTION 8.3 OF THE AGREEMENT AND IN THE DOCUMENTS EXECUTED AND DELIVERED BY EACH SELLER AT CLOSING (THE “CLOSING DOCUMENTS”), AND (II) THE LIMITED WARRANTY OF TITLE TO BE GIVEN IN EACH DEED WITH RESPECT TO EACH SELLER’S INDIVIDUAL PROPERTY AND (III) AS PROVIDED IN ARTICLE 10 IN THE AGREEMENT (HEREIN CLAUSES (I) (II) AND (III) ARE COLLECTIVELY CALLED THE “SELLER’S WARRANTIES”), NO SELLER, NOR ANY SELLERS’ AFFILIATED COMPANIES, INCLUDING ITS COUNSEL, BROKER OR ITS SALES AGENTS, NOR ANY MEMBER, PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT, OR AFFILIATE OF ANY SELLER, NOR ANY OTHER PARTY RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PARTIES ARE HEREIN COLLECTIVELY CALLED THE “SELLER PARTIES“) HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO BUYER WITH RESPECT TO THE PROPERTY, ANY SELLER’S INDIVIDUAL PROPERTY, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN THE DOCUMENTS (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF THE INVESTIGATIONS; AND BUYER HAS CONFIRMED INDEPENDENTLY ALL INFORMATION THAT IT CONSIDERS MATERIAL TO ITS PURCHASE OF THE PROPERTY, EACH SELLER’S INDIVIDUAL PROPERTY, OR THE TRANSACTION. BUYER SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR THE SELLER WARRANTIES, BUYER IS NOT RELYING ON (AND EACH SELLER AND EACH OF THE OTHER SELLER PARTIES DOES HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM ANY SELLER OR ANY OTHER SELLER PARTIES, AS TO: (i) THE OPERATION OF THE PROPERTY OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR FITNESS OF ANY PORTION OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) FOR A PARTICULAR PURPOSE; (ii) THE PHYSICAL CONDITION OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR THE

CONDITION OR SAFETY OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR ANY IMPROVEMENTS THEREON (OR ANY IMPROVEMENTS ON ANY SELLER’S INDIVIDUAL PROPERTY), INCLUDING, BUT NOT LIMITED TO, PLUMBING, SEWER, HEATING AND ELECTRICAL SYSTEMS, ROOFING, AIR CONDITIONING, FOUNDATIONS, SOILS AND GEOLOGY, INCLUDING HAZARDOUS MATERIALS, LOT SIZE, OR SUITABILITY OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR ANY IMPROVEMENTS THEREON (OR ANY IMPROVEMENTS ON ANY SELLER’S INDIVIDUAL PROPERTY) FOR A PARTICULAR PURPOSE; (iii) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT, OR UNDER THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY); (iv) WHETHER THE APPLIANCES, IF ANY, PLUMBING OR UTILITIES ARE IN WORKING ORDER; (v) THE HABITABILITY OR SUITABILITY FOR OCCUPANCY OF ANY STRUCTURE AND THE QUALITY OF ITS CONSTRUCTION; (vi) WHETHER THE IMPROVEMENTS ARE STRUCTURALLY SOUND, IN GOOD CONDITION, OR IN COMPLIANCE WITH APPLICABLE MUNICIPAL, COUNTY, STATE OR FEDERAL STATUTES, CODES OR ORDINANCES; (vii) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN ANY SELLER’S BOOKS AND RECORDS CONCERNING THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR SET FORTH IN ANY SELLER’S OFFERING MATERIALS WITH RESPECT TO THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY); (viii) THE DIMENSIONS OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY); (ix) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR THE ECONOMIC STATUS OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY); (x) THE ABILITY OF BUYER TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR BUYER’S INTENDED USE AND DEVELOPMENT OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR ANY OF THE DOCUMENTS; (xi) THE LEASING STATUS OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR THE INTENTIONS OF ANY PARTIES WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE PROPERTY (OR ANY PORTION OF ANY SELLER’S INDIVIDUAL PROPERTY); AND (xii) ANY SELLER’S OWNERSHIP OF ANY PORTION OF THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY). BUYER FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS SET FORTH IN THE AGREEMENT AND IN THE CLOSING DOCUMENTS, NONE OF THE SELLER PARTIES ARE UNDER ANY DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES (EXCEPT WITH RESPECT TO THE SELLER WARRANTIES) OR INQUIRY REGARDING ANY MATTER THAT MAY OR MAY NOT BE KNOWN TO ANY OF THE SELLER PARTIES.
ANY REPORTS, REPAIRS OR WORK REQUIRED BY BUYER ARE THE SOLE RESPONSIBILITY OF BUYER, AND BUYER AGREES THAT EXCEPT AS SET FORTH IN THE AGREEMENT AND IN THE CLOSING DOCUMENTS, THERE IS NO OBLIGATION ON THE PART OF ANY OF THE SELLER PARTIES TO MAKE ANY CHANGES, ALTERATIONS

OR REPAIRS TO THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY) OR TO CURE ANY VIOLATIONS OF LAW OR TO COMPLY WITH THE REQUIREMENTS OF ANY INSURER.
EFFECTIVE AS OF THE CLOSING, BUYER, FOR BUYER AND BUYER’S SUCCESSORS AND ASSIGNS, HEREBY RELEASES THE SELLER PARTIES AS TO THE INDIVIDUAL PROPERTIES THAT ARE THE SUBJECT OF THE CLOSING (BUT NOT OTHER THIRD PARTIES OR OTHER SELLERS) FROM, AND WAIVES ALL CLAIMS AND LIABILITY AGAINST THE SELLER PARTIES FOR OR ATTRIBUTABLE TO THE FOLLOWING:

(a)	ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE OR HEREAFTER MADE, OR INFORMATION FURNISHED BY ANY OF THE SELLER PARTIES TO BUYER OR ITS AGENTS OR REPRESENTATIVES, EXCEPT FOR THE SELLER WARRANTIES; AND

(b)
ANY STRUCTURAL, PHYSICAL OR ENVIRONMENTAL CONDITION AT THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY), INCLUDING WITHOUT LIMITATION, CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY), OR FOR, CONNECTED WITH OR ARISING OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON CERCLA (COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, 42 U.S.C. §§9601 ET SEQ., AS AMENDED BY SARA [SUPERFUND AMENDMENT AND REAUTHORIZATION ACT OF 1986] AND AS MAY BE FURTHER AMENDED FROM TIME TO TIME), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C. §§6901 ET SEQ., OR ANY RELATED CLAIMS OR CAUSES OF ACTION OR ANY OTHER FEDERAL OR STATE BASED STATUTORY OR REGULATORY CAUSES OF ACTION FOR ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY (OR ANY SELLER’S INDIVIDUAL PROPERTY).

THE FOREGOING RELEASE IS NOT INTENDED AND SHALL NOT BE CONSTRUED AS A RELEASE OF ANY SELLER WITH RESPECT TO A BREACH OF ANY OF THE SELLER WARRANTIES, ANY CLAIMS ARISING UNDER THE CLOSING DOCUMENTS OR ANY CLAIMS BROUGHT BY A THIRD PARTY THAT AROSE PRIOR TO THE CLOSING DATE.
For purposes of this Agreement, the term “Hazardous Material” shall mean any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than 0.1 percent asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, oil, petroleum or any refined petroleum product and mold or microbial matter.

EXHIBIT D-1
MARYLAND FORM OF DEED
Prepared by:
____________________
____________________
____________________
Tax Parcels:________________

AFTER RECORDING,
PLEASE RETURN TO:
Erica H. Weiss, Esq.
Holland & Knight LLP
800 17th Street, NW
Suite 1100
Washington, DC 20006
SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made and entered into on this ___ day of ________, 2019, from __________ (“Grantor”), a Delaware limited liability company, whose address is 1775 Eye Street, N.W., Suite 1000, Washington, DC 20006, and ______________ a Delaware limited liability company (“Grantee”), whose address is c/o First Washington Realty, Inc., 4350 East-West Highway, Suite 400, Bethesda, MD 20814.

W I T N E S E T H:

For _________ Million and No/100 Dollars ($______.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby GRANT, BARGAIN, SELL and CONVEY AND ASSIGN, with Special Warranty, unto Grantee, its successors and assigns, in fee simple, the parcel of land located in ______________, _______ County, Maryland, described on Exhibit A attached hereto;

TOGETHER with all buildings, fixtures and other improvements located in or on such parcel of land;

TOGETHER with all easements, rights-of-way, appurtenances, licenses and privileges belonging or appurtenant to such land;

TOGETHER with all mineral, gas, oil and water rights, sewer rights, other utility rights, and development rights now or hereafter allocated or allocable to such land; and

TOGETHER with all right, title and interest of Grantor in and to any land lying in the bed of any street, road, avenue or alley, open or closed, adjacent to such land, to the center line thereof.

TO HAVE AND TO HOLD all of the aforesaid property (the “Property”) unto the use and benefit of Grantee, its successors and assigns, in fee simple forever;

SUBJECT HOWEVER, to all recorded easements, covenants, conditions, and restrictions and other matters of record insofar as they may affect the Property; and
THE GRANTOR covenants to execute such further assurance of the property as may be requisite.
[signature appears on following page.]

IN WITNESS WHEREOF, Grantor has caused its duly authorized officer to execute and deliver this Deed as of the date first above written.
____________________________,
a Delaware limited liability company

By:
Name:
Title:

STATE OF _______________    )
                    ) ss:
_______________ COUNTY        )
On this __ day of ____________, 2019, before me, the undersigned officer, personally appeared _________, who acknowledged himself to be the ________ of ________________, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing his name as such ____________, as the free act and deed of such company.
IN WITNESS WHEREOF, I have hereunto set my hand and official seal.
________________________
[Notarial Seal]                    Notary Public
My Commission Expires: _____________

This is to certify that the foregoing instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of the State of Maryland.
_________________________

Exhibit A to SPECIAL WARRANTY DEED
Legal Description

EXHIBIT D-2
VIRGINIA FORM OF DEED
THIS INSTRUMENT WAS PREPARED OUTSIDE THE COMMONWEALTH OF VIRGINIA

GRANTEE’S ADDRESS FOR R/E TAX NOTICES:

c/o First Washington Realty, Inc.
4350 East-West Highway, Suite 400
Bethesda, MD 20814

AFTER RECORDING
PLEASE RETURN TO:

Erica H. Weiss, Esq.
Holland & Knight LLP
800 17th Street, NW
Suite 1100
Washington, DC 20006

Tax Parcel Nos.: [022.03-01-02; 022.03-01-01 Bradlee] OR [049.03-06-04 Foxchase]

Assessed Value: $__________________
Consideration: $_________________

SPECIAL WARRANTY DEED

This SPECIAL WARRANTY DEED is made as of ________________, 2019, by and between _________________________, a Delaware limited liability company, whose address is 1775 Eye Street, N.W., Suite 1000, Washington, DC 20006, as grantor (“Grantor”), and _____________________________, a Delaware limited liability company, whose address is c/o First Washington Realty, Inc., 4350 East-West Highway, Suite 400, Bethesda, MD 20814, as grantee (“Grantee”).

WITNESSETH:

THAT for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by Grantee, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby GRANT, BARGAIN, SELL AND CONVEY to Grantee, with Special Warranty, that certain property located in the City of Alexandria, Commonwealth of Virginia, as more particularly described in Exhibit A attached hereto and made a part hereof, together with all of Grantor’s right, title and interest in and to (i) all buildings and other improvements and fixtures affixed or attached to or situated upon the real property, and (ii) all easements, rights of way, reservations, privileges, appurtenances, hereditaments, and other estates and rights of Grantor pertaining to the real property, whether or not of record, and (iii) all access, air, water, riparian, development, utility and solar rights (collectively, the “Property”).

TO HAVE AND TO HOLD the Property in fee simple, as aforesaid, for the use, benefit and behoof of Grantee, its successors and assigns, forever.

This conveyance is made subject to easements, conditions, encumbrances and restrictions of record insofar as they may affect the Property.

Grantor agrees to execute such further assurance of the property as may be necessary or appropriate.

[signature appears on following page]

IN WITNESS WHEREOF, this Deed has been executed under seal to be effective as of the date first written above.
____________________________,
a Delaware limited liability company

By:
Name:
Title:

STATE OF    ____________________
SS:
COUNTY OF __________________

I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that _____________________, personally appeared before me in said jurisdiction, being personally well known (or satisfactorily proven) to me to be the person named as the _______________, of ______________________________, a Delaware limited liability company, who, being by me first duly sworn, acknowledged said agreement to be his/her free act and deed and that he/she executed and delivered the same as such.
WITNESS my hand and official seal this ____ day of __________, 2019.

_________________
Notary Public

Exhibit A to DEED
Legal Description

[Note: to be attached for each Individual Property]

EXHIBIT D-3
ASSIGNMENT OF GROUND LEASE

Note to Clerk: This instrument is an assignment of that certain unrecorded Ground Lease dated as of June 1, 2006 as evidenced by the Memorandum of Lease recorded in Liber 10156 at folio 361 among the Land Records of Howard County, Maryland. The term of the Ground Lease is for a period of less than 7 years. Therefore pursuant to Maryland Tax Property Article Section 12-108(u) this instrument is exempt from recordation tax.

Tax I.D. No. 16-215996 (Parcel A)
Tax I.D. No. 16-216127 (Parcel M)
Tax I.D. No. 16-216011 (Parcel T)
Tax I.D. No. 16-216070 (Parcel R)
Tax I.D. No. 16-216003 (Parcel S)
Tax I.D. No. 16-216135 (Parcel V)
Tax I.D. No. 16-216143 (Parcel Q)

ASSIGNMENT OF LESSEE’S INTEREST IN GROUND LEASE

THIS ASSIGNMENT OF LESSEE’S INTEREST IN GROUND LEASE (this “Assignment”) is made and entered into as of ________ __, 2019 (the “Effective Date”) by and between WRIT GATEWAY OVERLOOK LLC, a Delaware limited liability company, whose address is 1775 Eye Street, N.W., Suite 1000, Washington, DC 20006 (“Assignor”, the grantor for indexing purposes), and GRI ________, LLC, a Delaware limited liability company, whose address is c/o First Washington Realty, Inc., 4350 East-West Highway, Suite 400, Bethesda, MD 20814 (“Assignee”, the grantee for indexing purposes).
RECITALS:
A.    Assignor and Assignee are parties to a certain Purchase and Sale Agreement dated as of June __, 2019 (as amended, the “Purchase Agreement”), pursuant to which Assignee has agreed to purchase that certain real property commonly known as Gateway Overlook Shopping Center and more particularly described on Exhibit A attached hereto (the “Property”).
B.    In connection with the transactions contemplated by the Purchase Agreement, Assignor has agreed to assign to Assignee all of its right, title and interest as Lessee in, to and under that certain Ground Lease dated June 1, 2006, by and between The Howard Research And Development Corporation, as Lessor, and Assignor, as Lessee, a Memorandum of which is dated June 1, 2006 and was recorded among the Land Records of Howard County, Maryland, in Liber 10156, folio 361, and which was assigned by The Howard Research And Development Corporation to Gateway Overlook II Business Trust by Assignment of Lease dated November 9, 2007 and recorded among the aforesaid Land Records in Liber 10979, folio 681 and assigned by Gateway Overlook II Business Trust to Assignor by Assignment of Lessee’s Interest in Ground Lease dated as of December 1, 2010 and recorded among the aforesaid Land Records in Liber 12893 at folio 296 (collectively, the “Ground Lease”).
NOW, THEREFORE, in consideration of $___________ and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.    Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers, conveys and sets over to Assignee all of the interest of the lessee in, to and under the Ground Lease.
2.    Acceptance. Assignee hereby accepts the assignment of the Ground Lease and agrees to assume, keep, perform and fulfill all liabilities and obligations of the Lessee under the Ground Lease which accrue from and after the Effective Date.
3.    Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
4.    No Modification. This Assignment shall not be altered, amended or otherwise modified, except as set forth in a written document executed by the parties hereto.
5.    Governing Law. This Assignment and all questions arising in connection herewith shall be governed by and construed in accordance with the internal laws of the State of Maryland.
6.    Counterparts. This Assignment may be executed in two or more counterparts, all of which shall be read together and be construed as one instrument.
7.    Consent by Lessor. Assignor is the current Lessor under the Ground Lease and consents to the assignment of the Ground Lease.
8.    No Merger of Estates. On the date hereof, Assignor has conveyed its fee title to the Property to Assignee. Pursuant to Article XIX, Section H, of the Ground Lease, the fee estate of Assignee in the Property and the leasehold estate of Assignee in the Property shall remain separate and apart and shall not be merged, notwithstanding that Assignee holds both the fee estate and the leasehold estate in the Property.
9.    Exculpation. Notwithstanding anything to the contrary contained in this Assignment, no director, officer, employee, shareholder, member, manager, affiliate, partner or agent of Assignor or Assignee nor any of such parties’ directors, officers, employees, shareholders, members, managers, partners, joint venturers or agents, nor any other person, partnership, limited liability company, corporation, joint venture or trust, as principal of any party, whether disclosed or undisclosed (collectively, the “Exculpated Parties”) shall have any personal obligation or liability hereunder, and neither party shall seek to assert any claim or enforce any of its rights hereunder against any Exculpated Party.

[Signatures follow on next page]

IN WITNESS WHEREOF, Assignor, and Assignee have executed and delivered this Assignment as of the Effective Date.
Assignor:

WRIT GATEWAY OVERLOOK LLC,
a Delaware limited liability company

By:
Name:
Title:

STATE OF    ____________________     )
)    SS:
COUNTY OF __________________ )

I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that _____________________, personally appeared before me in said jurisdiction, being personally well known (or satisfactorily proven) to me to be the person named as the _______________, of WRIT Gateway Overlook LLC, a Delaware limited liability company, who, being by me first duly sworn, acknowledged said agreement to be his/her free act and deed and that he/she executed and delivered the same as such.

WITNESS my hand and official seal this ____ day of __________, 2019.

_________________
Notary Public

Assignee:

GRI ___________, LLC, a Delaware limited
liability company

By:    Global Retail Investors, LLC, a Delaware
limited liability company, sole member

By:    First Washington Realty, Inc., a Maryland                 corporation, manager

By:    __________________________
Name:
Title:

STATE OF    MARYLAND         )
)    SS:
COUNTY OF MONTGOMERY     )

I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that _____________________, personally appeared before me in said jurisdiction, being personally well known (or satisfactorily proven) to me to be the person named as the _______________, of First Washington Realty, Inc., manager of Global Retail Investors, LLC, sole member of GRI ____________, LLC, a Delaware limited liability company, who, being by me first duly sworn, acknowledged said agreement to be his/her free act and deed and that he/she executed and delivered the same as such.

WITNESS my hand and official seal this ____ day of __________, 2019.

_________________
Notary Public

This is to certify that the foregoing instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of the State of Maryland.
_________________________

Exhibit A
Legal Description

EXHIBIT E
FORM OF BILL OF SALE
THIS BILL OF SALE is made as of ____________ ___, 2019 (the “Effective Date”), by __________________________, a Delaware limited liability company (“Seller”), in favor of __________________________, a Delaware limited liability company (“Buyer”).
WHEREAS, by Purchase and Sale Agreement (as amended, the “Sale Agreement”) dated as of ____________ ___, 2019, by and between, inter alia, Seller and Buyer, Seller agreed to sell to Buyer the real property and the improvements located thereon more particularly described on Exhibit A attached hereto (“Property”);
WHEREAS, in connection with the above described conveyance Seller desires to sell, transfer and convey to Buyer certain items of tangible personal property and equipment as hereinafter described.
NOW, THEREFORE, in consideration of the receipt of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid in hand by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET OVER and DELIVERED and by these presents does hereby GRANT, SELL, TRANSFER, SET OVER and DELIVER to Buyer, its legal representatives, successors and assigns, all of Seller’s right, title and interest in and to all tangible personal property and equipment owned by Seller located on the Property and used in the ownership, operation or maintenance of such Property (the “Personal Property”), but expressly excluding commercial vehicles that may be located onsite at the Property and used by Seller, or any of its agents, employees or representatives (collectively, the “Excluded Personal Property”), to have and to hold, all and singular, the Personal Property unto Buyer forever. Personal Property shall not include: (i) the Excluded Personal Property, or (ii) software owned by Seller or Seller’s property manager, appraisals, brokers’ analyses, purchase offers, budgets, Seller’s strategic plans for the Property, internal analyses, financial projections, property condition reports, refinancing offers and analysis, marketing information, submissions relating to Seller’s obtaining corporate authorization, attorney and accountant work product, or other information in the possession or control of Seller or Seller’s property manager that Seller deems confidential or proprietary.
THE PERSONAL PROPERTY IS CONVEYED WITHOUT RECOURSE TO SELLER IN ITS “AS IS, WHERE IS” CONDITION AS MORE PARTICULARLY DEFINED IN THE SALE AGREEMENT AND EXCEPT FOR THE SELLER’S WARRANTIES, AS DEFINED IN EXHIBIT C TO THE SALE AGREEMENT, SELLER HEREBY DISCLAIMS, AND BUYER HEREBY WAIVES, ANY AND ALL WARRANTIES OF MERCHANTABILITY AND WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE (WHETHER STATUTORY, EXPRESS OR IMPLIED) WITH RESPECT TO THE PERSONAL PROPERTY BEING TRANSFERRED BY THIS INSTRUMENT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE SALE AGREEMENT.

[Signature page follows.]

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of the Effective Date.
SELLER:
__________________________,

a Delaware limited liability company

By:
Name:
Title:

Exhibit A to BILL OF SALE

Legal Description

EXHIBIT F
FORM OF ASSIGNMENT OF LEASES
THIS ASSIGNMENT OF LEASES (“Assignment”), is made as of ____________ ___, 2019 (the “Effective Date”), by and between __________________________, a Delaware limited liability company (“Assignor”), and __________________________, a Delaware limited liability company (“Assignee”).
W I T N E S S E T H:
WHEREAS, by Purchase and Sale Agreement (as amended, the “Sale Agreement”) dated as of ____________ ___, 2019, by and between, inter alia, Assignor and Assignee, Assignor agreed to sell to Assignee the real property and the improvements located thereon more particularly described on Exhibit A attached hereto (“Property”);
WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain leases and Assignee shall assume all of the obligations of Assignor under such leases from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
1.    Assignment of Tenant Leases. Assignor hereby assigns, sets over and transfers to Assignee all of Assignor’s interest as landlord in all leases with tenants and any amendments, guaranties and other documents relating thereto for all or any portion of the Property described on Exhibit B attached hereto (collectively, the “Leases”). Assignee hereby assumes all liabilities and obligations of Assignor under the Leases arising or accruing after the Effective Date, including in connection with the collection, maintenance and proper application of all lease security and other deposits, and interest thereon, if any, made by tenants under the Leases, to the extent Assignee has received such deposits (or received a credit against the purchase price for the Property) at closing under the Sale Agreement.
2.    Indemnity of Assignee. Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all claims, expenses, costs, obligations and liabilities (including reasonable attorneys’ fees) (collectively, “Claims”) that may, at any time be asserted by a third party, or be suffered or incurred by Assignee on account of Assignor’s failure to perform any covenants and obligations under the Leases arising or accruing prior to the Effective Date. The foregoing indemnification obligation shall remain operative and shall survive the delivery of this Assignment only with respect to Claims made in writing not later than nine (9) months after the Effective Date.

3.    Indemnity of Assignor. Assignee agrees to indemnify, hold harmless and defend Assignor from and against any and all Claims that may, at any time be asserted by a third party, or be suffered or incurred by Assignor on account of Assignee’s failure to perform any covenants and obligations under the Leases arising or accruing on or after the Effective Date. The foregoing indemnification obligation shall remain operative and shall survive the delivery of this Assignment only with respect to Claims made in writing not later than nine (9) months after the Effective Date.
4.    Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Maryland [Commonwealth of Virginia] applicable to agreements made and to be wholly performed within the State of Maryland [Commonwealth of Virginia] and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.
5.    Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
6.    Exculpation. Notwithstanding anything to the contrary contained in this Assignment, no director, officer, employee, shareholder, member, manager, affiliate, partner or agent of Assignor or Assignee nor any of such parties’ directors, officers, employees, shareholders, members, managers, partners, joint venturers or agents, nor any other person, partnership, limited liability company, corporation, joint venture or trust, as principal of any party, whether disclosed or undisclosed (collectively, the “Exculpated Parties”) shall have any personal obligation or liability hereunder, and neither party shall seek to assert any claim or enforce any of its rights hereunder against any Exculpated Party.

[Signature page follows.]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment of Leases to be executed as of the Effective Date.

ASSIGNOR:

__________________________,

a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

________________________________,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A to ASSIGNMENT OF LEASES

Legal Description

Exhibit B to ASSIGNMENT OF LEASES

List of Leases

EXHIBIT G
FORM OF ASSIGNMENT OF LICENSES AND PERMITS
THIS ASSIGNMENT OF LICENSES AND PERMITS (this “Assignment”), is made as of ____________ ___, 2019 (the “Effective Date”), by and between __________________________, a Delaware limited liability company (“Assignor”), and ______________________, a Delaware limited liability company (“Assignee”).
W I T N E S S E T H:
WHEREAS, by Purchase and Sale Agreement (as amended, the “Sale Agreement”) dated as of ____________ ___, 2019, by and between, inter alia, Assignor and Assignee, Assignor agreed to sell to Assignee the real property and the improvements located thereon more particularly described on Exhibit A attached hereto (“Property”); and
WHEREAS, the Sale Agreement provides, inter alia, that Assignor shall assign to Assignee certain intangible property and that Assignee shall assume all of the obligations of Assignor under such intangible property arising from and after the date of such assignment, and that Assignor and Assignee shall enter into this Assignment. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Sale Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
1.    Assignment of Licenses and Permits. Assignor hereby assigns, sets over and transfers to Assignee all of its right, title and interest in, to and under (a) all certificates of occupancy currently in effect and all licenses, permits, approvals and other written authorizations necessary for the use, operation or ownership of the Property (the “Licenses and Permits”); and (b) _________________ (the “Leasing Cost Obligations”). Assignee hereby assumes all obligations under the Licenses and Permits, and the Leasing Cost Obligations arising after the Effective Date.
2.    Assignment of Warranties and Guarantees. Assignor hereby assigns, sets over and transfers to Assignee all guaranties and warranties relating to the Property currently in effect (the “Warranties and Guaranties”). Assignee hereby assumes all obligations under the Warranties and Guaranties, if any, arising after the Effective Date.
3.    Rights to Use Name. Assignor hereby assigns, sets over and transfers to Assignee all rights to use the name “[_____________________]” in connection with the Property and all rights of Assignor to use the telephone number associated with the name and the Property.
4.    Miscellaneous. This Assignment and the obligations of the parties hereunder shall survive the closing of the transaction referred to in the Sale Agreement and shall not be merged therein, shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, shall be governed by and construed in accordance with the laws of the State of Maryland [or the Commonwealth of Virginia] applicable to agreements made and to be wholly performed within said State of Maryland [or the Commonwealth of Virginia] and may not be modified or amended in any manner other than by a written agreement signed by the party to be charged therewith.
5.    Counterparts. This Assignment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement.
6.    Exculpation. Notwithstanding anything to the contrary contained in this Assignment, no director, officer, employee, shareholder, member, manager, affiliate, partner or agent of Assignor or Assignee nor any of such parties’ directors, officers, employees, shareholders, members, managers, partners, joint venturers or agents, nor any other person, partnership, limited liability company, corporation, joint venture or trust, as principal of any party, whether disclosed or undisclosed (collectively, the “Exculpated Parties”) shall have any personal obligation or liability hereunder, and neither party shall seek to assert any claim or enforce any of its rights hereunder against any Exculpated Party.
[Signature page follows.]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment of Licenses and Permits to be executed as of the Effective Date.

ASSIGNOR:

__________________________,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

________________________________,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A to ASSIGNMENT OF
LICENSES AND PERMITS

PROPERTY LEGAL DESCRIPTION

EXHIBIT H
FORM OF NOTICE TO TENANTS

_____________ ___, 2019
[Address]

RE:	Notice of Change of Ownership of _____________________ (the “Shopping Center”)
Dear Tenants:
You are hereby notified as follows:
That as of the date hereof, __________________________, a Delaware limited liability company (“Old Owner”), has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to __________________, a Delaware limited liability company (the “New Owner”). After today, New Owner will be responsible for all obligations of the “landlord” or “lessor” under your lease.
Future notices and rental payments with respect to your leased premises at the Property should be made payable to the New Owner in accordance with your lease terms and instructions from the New Owner. You will be receiving a letter containing more information from the New Owner shortly.
Your security deposit has been transferred to the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.

Sincerely,
__________________________,

a Delaware limited liability company

By:
Name:
Title:

EXHIBIT I
FORM OF SELLER’S FIRPTA AFFIDAVIT
Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by __________________________, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Treasury Regulations;

2.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Treasury Regulations);

3.	Transferor’s U.S. employer tax identification number is _______________;

4.	Transferor’s office address is 1775 Eye Street, N.W., Suite 1000, Washington, DC 20006.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Dated: _________ ___, 2019.

__________________________,
a Delaware limited liability company ______________

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF __________________    )
) SS.
COUNTY OF ________________    )
On this __________ ___, 2019, before me appeared _________________________, to me known to be the person described in and who executed the foregoing instrument and acknowledged that she executed the same as her free act and deed.
IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the jurisdiction aforesaid on the day and year first above written.

[SEAL]

Name:

My commission expires: __________________

EXHIBIT J

FORM OF OWNER’S AFFIDAVIT

OWNER’S AFFIDAVIT

The undersigned, solely in [his/her] representative capacity as the _____________ of the owners identified on Exhibit A attached hereto (collectively, the “Owners” and each, an “Owner”), each with an address at 1775 Eye Street, N.W., Suite 1000, Washington, DC 20006, and not personally, deposes and says that with respect to the properties listed on Exhibit A (collectively, the “Property”), that:

1.	To each Owner’s knowledge, no person other than the Owner or the tenants listed on Exhibit B attached hereto is in possession or has a right to possession of the Property.

2.	No Owner has any actual knowledge of any unrecorded easement, or claim of easement, affecting any Property.

3.
Any repair or improvement of any Property commissioned by or on behalf of such Owner within the last 123 days was either completed and paid for in full or will be completed and paid for in full in the ordinary course of business.

4.
To the best of each Owner’s knowledge, (i) there are no unpaid real estate taxes or assessments affecting any Property except those currently due and payable, and (ii) such Owner has received no written notice regarding future or pending special assessments.

5.	No Owner has delivered any unrecorded mortgage or other lien affecting any Property that will not be repaid in full at the time of closing of the sale of such Property.

6.
In consideration of the Title Company (defined below) issuing its owner/mortgagee policy or policies of title insurance (Title No. _______) in the amount(s) set forth in the respective commitments, without making exception therein for matters that may arise between the most recent effective date of the title commitment and the date the Deed and the other documents creating the interest being insured have been filed for record, and which matters may constitute an encumbrance on or affect said title, subject to the Title Company’s Obligation to Timely Record (as defined below), each Owner agrees to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title caused by the acts of such Owner, its agents or representatives (collectively, “objection(s) to title”) that may arise or be filed, as the case may be, against such Owner’s Property during the period of time between the most recent effective date of title commitment, and the earlier of (i) the date of recording of the Deed and all other closing instruments to be insured among the land records set forth on Exhibit A attached hereto, or (ii) three (3) business days following the date on which such Owner authorizes the release of the Deed or other closing documents, and to hold harmless and indemnify the Company against all actual expenses, costs and reasonable attorneys’ fees that may directly arise out of its failure to so remove, bond or otherwise dispose of any said objections to title. As used herein, the term “Title Company’s Obligation to Timely Record” shall mean the Title Company’s obligation to promptly submit all documents, delivered to the Title Company by the Owners, which creates the interest being insured, for filing or recordation not later than five (5) business days after the date hereof.

This Affidavit is made for the purpose of inducing Fidelity National Title Insurance Company (“Title Company”) to issue an owner’s and mortgagee’s title insurance policy, and to disburse any funds held as escrow or closing agent. Each Owner hereby indemnifies and agrees to save harmless the Title Company against any actual damages or expense, including reasonable attorney’s fees, sustained as a result of any of the foregoing matters not being true and accurate.

Notwithstanding anything appearing to the contrary in this Affidavit, no disclosed or undisclosed officer, director, employee, trustee, shareholder, member, manager, partner, principal, parent, subsidiary or other affiliate of Seller, or any officer, director, employee, trustee, shareholder, partner or principal of any such parent, subsidiary or other affiliate shall be personally liable for the performance of the obligations of, or in respect of any claims against, any Owner arising under this Affidavit. No personal judgment shall be sought or obtained against any of the foregoing in connection with this Affidavit.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Affidavit as of the date set forth below.

OWNERS:

BRADLEE SELLER:
WASHREIT BRADLEE SHOPPING CENTER LLC,
a Delaware limited liability company

By:
Name:
Title:

FOXCHASE SELLER:
WASHREIT SHOPPES AT FOXCHASE LLC,
a Delaware limited liability company

By:
Name:
Title:

GATEWAY SELLER:
WRIT GATEWAY OVERLOOK LLC,
a Delaware limited liability company

By:
Name:
Title:

OLNEY SELLER:
WRIT OLNEY VILLAGE CENTER LLC,
a Delaware limited liability company

By:    Washington Real Estate Investment Trust,
its sole member

By:

Name:
Title:
WHEATON SELLER:
WASHREIT WHEATON PARK SHOPPING CENTER LLC,
a Delaware limited liability company

By:
Name:
Title:

Sworn to and subscribed before me
this ________________ ___, 201___.

____________________________
Notary Public

Commission expiration:    ____________________

Exhibit A to Owner’s Affidavit

SELLERS AND INDIVIDUAL PROPERTIES

INDIVIDUAL PROPERTY	SELLER	LAND RECORDS
Bradlee Shopping Center 3600 King Street Alexandria, VA 22302	Washreit Bradlee Shopping Center LLC, a Delaware limited liability company	City of Alexandria, VA
Shoppes at Foxchase 4500-4600 Duke Street Alexandria, VA 22304	Washreit Shoppes at Foxchase LLC, a Delaware limited liability company	City of Alexandria, VA
Gateway Overlook Little Patuxent Parkway/ Rte 175 & Waterloo Rd/Rte 108 Columbia, MD 21075	WRIT Gateway Overlook LLC, a Delaware limited liability company	Howard County, MD
Olney Village Shopping Center 18100 - 18330 Village Center Drive Olney, MD 20832	WRIT Olney Village Center LLC, a Delaware limited liability company	Montgomery County, MD
Wheaton Park Shopping Center Georgia Avenue and Shorefield Road Wheaton, MD 20902	Washreit Wheaton Park Shopping Center LLC, a Delaware limited liability company	Montgomery County, MD

Exhibit B to Owner’s Affidavit

List of Tenants

[Insert]

EXHIBIT K

RENT ROLL

[See attached.]

EXHIBIT L
LITIGATION, CONDEMNATION NOTICES AND GOVERNMENTAL VIOLATIONS

Litigation Notices – None.
Condemnation Notices – None.
Governmental Violations – None.

EXHIBIT M
LIST OF LEASES

Property	D/B/A:	Tenant Name:	Lease Index:
Bradlee	Alexandria Baking Company	Alexandria Baking Company, Inc.	- Shopping Center Lease dated 11/9/99
- First Amendment to Lease dated 11/2/04
- Second Amendment to Lease dated 10/26/10
- Third Amendment to Lease dated 9/5/13 - Fourth Amendment to Lease (4th Amend) dated 3/21/19
Bradlee	Art & Framing Expo	Yasin Nazari and Safoora Nazari	- Deed of Lease dated 8/14/18
Bradlee	Atlantis Pizzeria	DP, Inc.	- Deed of Lease dated 6/27/06
- First Amendment to Lease and Assignment of Lease and Landlord's Consent dated 12/11/06
- Second Amendment to Deed of Lease dated 6/19/07
- Third Amendment to Deed of Lease dated 10/7/08
- Fourth Amendment to Lease dated 8/18/16
Bradlee	B&C Jewelers, Ltd.	B&C Jewelers, Ltd.	- Deed of Lease dated 1/16/15
- Memorandum of Lease Commencement Date dated 1/21/15
Bradlee	Bank of America	Bank of America, National Association	- Deed of Lease dated 4/29/19
Bradlee	Banner's Hallmark	Banner's of Bradlee Center, LLC	- Shopping Center Deed of Lease dated 12/30/99
- Memorandum of Lease Commencement Date, Expiration Date and Basic Annual Rent dated 3/7/00
- First Amendment to Lease dated 3/22/11
- Second Amendment to Lease and Assignment of Lease and LL’s Consent dated 9/30/15
- Third Amendment to Lease dated 9/30/15
Bradlee	Batteries Plus Bulbs	Batteries and Lighting Northern Virginia, LLC	Deed of Lease dated 10/14/08
Guaranty dated 10/10/08
Memorandum of Lease Commencement Date dated 10/28/08
First Amendment to Lease dated 4/11/14
Guaranty dated 3/10/15
Second Amendment to Lease and Assignment of Lease and Landlord's Consent dated 3/10/15
Third Amendment to Lease dated 6/20/18
Bradlee	Bradlee Barber Shop	Lan T. Nguyen LLC	Deed of Lease dated 8/23/17
Guaranty dated 8/17/17
Bradlee	California Tortilla	Rals KC Inc	Deed of Lease dated 12/30/13
Memorandum of Lease Commencement Date dated 1/31/14

Property	D/B/A:	Tenant Name:	Lease Index:
Bradlee	Capital One	Capital One, National Association	Shopping Center Lease dated 11/7/95
First Amendment to Lease dated 11/7/95
Second Amendment to Lease dated 7/13/00
Third Amendment to Lease dated 7/5/05
Letter Agreement dated 6/24/09 re: Assignment Notice
Fourth Amendment to Lease dated 11/24/15
Bradlee	Duck Donuts	M&C Food Services, LLC	Deed of Lease dated 9/29/16
Memorandum of Lease Commencement Date dated 11/xx/16
First Amendment to Existing Guaranty dated 2/14/18
Guaranty dated 2/24/18
First Amendment to Lease and Assignment of Lease and Landlord’s Consent dated 3/8/18
Bradlee	For Eyes, GrandVision By For Eyes, or GrandVision	ALC Leasing Co.	Deed of Lease dated 12/8/16
Guaranty dated 10/13/16
Memorandum of Lease Commencement Date dated 1/23/17
Bradlee	For Eyes, GrandVision By For Eyes, or GrandVision	For Eyes Optical Company	Deed of Lease dated 12/8/16
Guaranty dated 10/13/16
Memorandum of Lease Commencement Date dated 1/23/17
Opening Notice dated 6/5/17
Bradlee	Frank's Shoe Repair	Frank Shoe Repair Inc.	Deed of Lease dated 6/23/16
Guaranty dated 6/11/16
Memorandum of Lease Commencement Date dated 7/1/16
Bradlee	GNC, GNC Live Well, or General Nutrition Center	General Nutrition Corporation	Shopping Center Lease dated 4/18/00
Guaranty dated xx/xx/00
First Amendment to Lease dated 5/20/05
Second Amendment to Lease dated 5/16/06
Third Amendment to Lease dated 4/14/09
Fourth Amendment to Lease dated 7/31/12
Fifth Amendment to Lease dated 12/24/14
Sixth Amendment to Lease dated 2/26/19
Bradlee	Hair Cuttery	Creative Hairdressers, Inc.	Deed of Lease dated 2/12/13
Memorandum of Lease Commencement Date dated 3/18/13
Bradlee	Hong Kong Bistro	Hong Kong Bistro of Virginia Inc.	Deed of Lease dated 6/4/12
Memorandum of Lease Commencement Date dated 7/1/12
First Amendment to Lease and Assignment of Lease and Landlord’s Consent dated 3/1/13
Guaranty dated 8/1/16
Second Amendment to Lease and Assignment of Lease and Landlord’s Consent dated 8/9/16
Bradlee	Kyoto Sushi	Best Meal, LLC	Deed of Lease dated 9/28/05
First Amendment to Lease and Assignment of Lease and Landlord's Consent dated 9/23/08

Property	D/B/A:	Tenant Name:	Lease Index:
Second Amendment to Lease dated 6/1/16
Guaranty dated 12/21/16
Third Amendment to Lease and Assignment of Lease and Landlord's Consent dated 1/5/17
Bradlee	Lacrosse Unlimited	Lacrosse Unlimited, Inc.	Deed of Lease dated 12/1/10
Bradlee	Massage Heights	LCM Enterprises, Inc.	Deed of Lease dated 9/30/13/
Lease Addendum dated 9/30/13
Memorandum of Lease Commencement Date dated 10/23/13
Bradlee	McDonald's Corporation	McDonald's Corporation	Ground Lease dated 12/22/97
First Amendment to Lease dated 5/15/98
Second Amendment to Lease dated 12/4/98
Supplement to Lease dated 10/17/17 Letter Agreement dated 5/9/18
Bradlee	MedStar PromptCare, MedStar Physician Partners, or MedStar Medical Group	MedStar Urgent Care, LLC	Deed of Lease dated 8/1/14
Memorandum of Lease Commencement Date dated 12/2/14
Bradlee	Michaels	Michaels Stores, Inc.	Shopping Center Lease dated 9/30/15
Letter dated 7/19/16 re: Completion Date
Bradlee	Nail Excel	Nail Excel Corporation	Deed of Lease dated 12/23/08
First Amendment to Lease dated 9/22/16
Bradlee	Orangetheory Fitness	NHCNOVA IV LLC	Deed of Lease dated 11/1/18
Guaranty dated 10/24/18
Memorandum of Lease Commencement Date dated 11/13/18
Bradlee	Palm Beach Tan	PBT Atlantic Acquisition, LLC	Deed of Lease dated 7/8/03
Memorandum of Lease Commencement Date dated 10/15/03
First Amendment to Lease and Assignment of Lease and Landlord's Consent dated 9/23/08
Reinstatement and Second Amendment to Lease dated 6/16/09
Third Amendment to Lease dated 8/20/18
Bradlee	Park Fairfax Finance (510123-002)	United States Postal Service	Lease dated 7/23/10 (Lease C00000336467)
Bradlee	Pet Valu	Pet Valu, Inc.	Deed of Lease dated 7/28/16
Memorandum of Lease Commencement Date dated 11/23/16
Opening Notice dated 12/5/16
Bradlee	Potomac Paint & Design Center	Houseworks, Inc.	Deed of Lease dated 3/19/15
Guaranty dated 3/5/15
Memorandum of Lease Commencement Date dated 7/24/15
Bradlee	Robcyns	Rob-Cind, Inc.	Shopping Center Lease dated 4/21/98
Memorandum of Lease Commencement Date, Expiration Date and Basic Annual Rent dated 4/30/98
First Amendment to Lease dated 12/23/02
Second Amendment to Lease Agreement dated 4/22/08
Third Amendment to Lease dated 5/15/15

Property	D/B/A:	Tenant Name:	Lease Index:
Bradlee	Service Cleaners	N.K. Cleaner I, Inc.	Deed of Lease dated 11/10/14
Guaranty dated 10/14/14
Memorandum of Lease Commencement Date dated 11/17/14
Bradlee	Starbucks Coffee Company	Starbucks Corporation	Shopping Center Lease dated 12/17/96
Letter dated 12/10/96 re: possession date
Letter dated 12/17/96 re: possession date
Letter dated 1/26/12 re: Renewal Notice
First Amendment to Shopping Center Lease dated 11/7/16
Bradlee	Subway	Subway Real Estate, LLC	Shopping Center Lease dated 3/26/98
First Amendment to Lease dated 2/25/03
Second Amendment to Lease Agreement #827 dated 10/7/08
Third Amendment to Lease #827 dated 9/26/13
Bradlee	SunTrust Bank	SunTrust Bank	Shopping Center Lease dated 7/24/85
First Amendment to Lease dated 12/30/99
Second Amendment to Lease dated 3/29/05
Third Amendment to Lease dated 10/16/14
Bradlee	T.C. Unisex Hair Salon	Tina Chang	Deed of Lease dated 5/1/07
First Amendment to Deed of Lease dated 11/4/16
Bradlee	The Fresh Market	The Fresh Market, Inc.	Deed of Lease Agreement dated 3/4/13
Notice of Lease Commencement date 2/25/14
Bradlee	The Joint . . . The Chiropractic Place	Cousins Joint Venture III, Bradlee Center LLC	Deed of Lease dated 5/29/15
Memorandum of Lease Commencement Date dated 6/9/15
Bradlee	T-Mobile	T-Mobile Northeast LLC	Deed of Lease dated 7/7/15
Memorandum of Lease Commencement Date dated 9/14/15
Bradlee	Unwined	Bottle & Cork, Inc.	Deed of Lease dated 9/17/08
Guaranty dated 9/15/08
First Amendment to Lease dated 8/7/13
Second Amendment to Lease dated 6/7/17
Guaranty dated 5/26/17
Bradlee	Verizon Wireless	Cellco Partnership	Rooftop Communications Site License Agreement dated 1/24/17
Bradlee	Virginia A.B.C. Store	Virginia Alcoholic Beverage Control Board	Deed of Lease dated 10/1/01
First Lease Extension and Modification Agreement dated 12/1/15
Acceptance of Premises (not dated)
Bradlee	Virginia Vacuum	Balbir Singh	Shopping Center Lease dated 3/31/99
First Amendment to Lease dated 12/11/01
Second Amendment to Lease dated 3/29/05
Third Amendment to Lease dated 10/25/11
Fourth Amendment to Lease dated 2/11/14
Fifth Amendment to Lease dated 9/15/16

Property	D/B/A:	Tenant Name:	Lease Index:
Bradlee	Walgreens	Walgreens Boots Alliance, Inc.	Shopping Center Lease dated 12/17/85
Guaranty dated 12/20/85
First Amendment to Lease dated 6/7/00
Second Amendment to Lease dated 11/12/02
Third Amendment to Lease dated 8/19/10
Fourth Amendment to Lease dated 3/13/14
Memorandum of First Additional Demised Premises Occupancy Date dated 3/17/14
Letter dated 8/10/17 re: LL's Consent to Assignment
Bradlee	Wells Fargo	Wells Fargo Bank, N.A.	Deed of Lease dated 1/31/17
Memorandum of Lease Commencement Date dated 6/26/17
Opening Notice dated 8/14/17 (in connection w/ ascertaining Rent Commencement Date)
Bradlee	Zoe's Kitchen	Zoe's Virginia, LLC	Deed of Lease dated 5/31/13
Guaranty dated 5/20/13
Memorandum of Lease Commencement Date dated 8/5/13
Letter dated 8/23/13 re: Parking Authorization
Foxchase	Burger 7	Burger7, Inc.	Deed of Lease dated 5/15/12
Memorandum of Lease Commencement Date dated 5/17/12
Foxchase	Capital Empire Insurance Agency, LLC	Capital Empire Insurance Agency, LLC	Amended and Restated Deed of Lease dated 10/23/15
Memorandum of Lease Commencement Date dated 10/15/15
Guaranty dated 10/23/15
Foxchase	Cava Mezze Grill or Cava Grill	Cavamezze Grill, LLC	Deed of Lease dated 9/30/15
Memorandum of Lease Commencement Date dated 12/11/15
Foxchase	Chipotle Mexican Grill	Chipotle Mexican Grill of Colorado, LLC	Shopping Center Lease dated 2/27/07
Letter dated 6/26/17 re: Exercise of Renewal Option
Foxchase	Dunkin Donuts	Foxchase Donuts, LLC	Deed of Lease dated 4/18/11
Option to Assume Lease dated 4/18/11
Guaranty dated 4/20/11
Memorandum of Lease Commencement Date dated 6/8/11
Foxchase	Exxon Mobil Corporation	Mount Vernon Petroleum Realty, LLC	Shopping Center Lease dated 6/16/97
Amendment to Washington Real Estate Investment Trust Shopping Center Lease dated 4/6/98
Letter dated 9/8/09 re: Assignment Consent
Second Amendment to Lease and Assignment of Lease and LL's Consent dated 4/28/10
Foxchase	Foxchase Florist	Blossom Florist Inc.	Deed of Lease dated 11/1/17
Guaranty dated xx/xx/17
Memorandum of Lease Commencement Date dated 11/21/17

Property	D/B/A:	Tenant Name:	Lease Index:
Foxchase	GNC, General Nutrition Center, GNC Live Well	General Nutrition Corporation	Deed of Lease dated 6/15/15
Memorandum of Lease Commencement Date dated 8/12/15
Foxchase	H&R Block	H&R Block Eastern Enterprises, Inc.	Lease dated 10/20/97
Guaranty dated 10/13/97
First Amendment to Lease dated 4/29/03
Second Amendment to Lease and Assignment of Lease and Landlord's Consent dated 5/25/06
Third Amendment to Lease dated 6/13/06
Fourth Amendment to Lease dated 4/23/07
Fifth Amendment to Lease dated 10/23/12
Memorandum of Relocation Date dated xx/xx/12
Sixth Amendment to Lease dated 5/4/17
Foxchase	Hair Cuttery	Creative Hairdressers, Inc.	Deed of Lease dated 9/2/14
Memorandum of Lease Commencement Date dated 4/3/15
Foxchase	Harris Teeter	Harris Teeter, Inc.	Ground Lease Agreement dated 9/14/04
First Amendment to Ground Lease Agreement dated 3/13/07
Foxchase	Hong Kong Express	Liang Zhu Zhou and Bi Jian Zhang	Deed of Lease dated 11/23/04
Guaranty dated 10/29/04
First Amendment to Lease and Assignment of Lease and Landlord’s Consent dated 3/8/06
Second Amendment to Lease dated 5/2/12
Foxchase	La Casa Restaurant	Monis, Corp.	Deed of Lease dated 3/22/06
First Amendment to Lease dated 8/29/06
Second Amendment to Lease dated 1/9/07
Third Amendment to Lease and Assignment of Lease and Landlord's Consent dated 2/7/07
Fourth Amendment to Lease dated 11/4/15
Foxchase	LapFix, Inc.	LapFix, Inc.	Deed of Lease dated 1/30/14
Guaranty dated 1/24/14
Memorandum of Lease Commencement Date dated 2/4/14
First Amendment to Lease dated 10/9/15
Foxchase	Massage Envy Spa	Fox Chase Envy, LLC	Deed of Lease dated 7/30/13
Memorandum of Lease Commencement Date dated 7/9/13
Memorandum of Lease Commencement Date dated 8/9/13
Foxchase	Mathnasium of Alexandria City	Temple Ventures of Alexandria City, LLC	Deed of Lease dated 10/12/17
Guaranty dated 10/2/17
Memorandum of Lease Commencement Date dated 11/21/17
Foxchase	My Eye Dr.	Alexandria Optometry, PLLC	Deed of Lease dated 4/24/06
First Amendment to Lease dated 4/7/16

Property	D/B/A:	Tenant Name:	Lease Index:
Foxchase	Nails Hurricane	Nail Hurricane Corporation	Deed of Lease dated 9/19/06
Guaranty dated 9/12/06
First Amendment to Lease dated 9/22/16
Foxchase	Papa John's Pizza	Colonel's Limited, LLC	Deed of Lease dated 10/21/09
Memorandum of Lease Commencement Date dated 10/21/09
First Amendment to Lease dated 10/7/16
Letter dated 10/9/18 re: Renewal Notice and Base Rents
Foxchase	Pho Huy	Nhi Huy, LLC	Deed of Lease dated 4/5/18
Guaranty dated 3/27/18
Memorandum of Lease Commencement Date dated 4/12/18
Foxchase	Pier 1 Imports	Pier 1 Imports (U.S.), Inc.	Lease Agreement dated 5/30/14
Letter Agreement dated 5/14/14 re: Fixed Rent, Taxes, and CAM
Notice of Lease dated 4/30/15
Foxchase	Pivot Physical Therapy of Metro DC	Professional Sports Care & Rehab LLC	Deed of Lease dated 8/19/10
Memorandum of Lease Commencement Date dated 8/25/10
First Amendment to Lease dated 2/23/15
Second Amendment to Lease dated 9/10/15
Third Amendment to Lease dated 1/3/17
Consent to Transfer of Ownership Interests (undated)
Foxchase	Rahman Dental Associates	Rahman Dental Associates, PC	Deed of Lease dated 2/10/15
Memorandum of New Premises Delivery Date dated 2/24/15
Foxchase	Rite Aid	Rite Aid of Virginia, Inc.	Commercial Property Agreement dated 9/29/60
Lease Modification Agreement dated 2/16/84
Amendment to Lease dated 4/26/89
Settlement Agreement dated 11/14/91
Exercise of Option (undated)
Third Amendment to Lease dated 12/27/00
Guaranty dated 12/15/00
Fourth Amendment to Lease dated 10/25/05
Fifth Amendment to Lease dated 5/29/15
Letter Agreement dated 6/30/17 re: LL's Consent to Assignment
Foxchase	Samurai Hibachi & Sushi Bar	Samurai Hibachi & Sushi Bar LLC	Deed of Lease dated 2/7/14
Guaranty dated 2/6/14
Memorandum of Lease Commencement Date dated 2/7/14
Letter dated 2/6/19 re: Renewal Notice
Foxchase	Service Cleaners	N.K. Cleaner II, Inc.	Deed of Lease dated 11/10/14
Guaranty dated 10/14/14
Memorandum of Lease Commencement Date dated 11/17/14

Property	D/B/A:	Tenant Name:	Lease Index:
Foxchase	Sleepy's The Mattress Professionals	Sleepy's, LLC	Deed of Lease dated 11/11/08
Memorandum of Lease Commencement Date dated 11/26/08
First Amendment to Lease dated 8/16/13
Letter dated 10/11/16 re: T's Merger
Second Amendment to Lease dated 10/1/18
Foxchase	Subway	Subway Real Estate, LLC	Shopping Center Deed of Lease dated 3/19/01
Memorandum of Lease Commencement Date dated 4/2/01
First Amendment to Lease dated 1/24/06
Assignment of Lease dated 9/12/11
Second Amendment to Lease #23195 dated 1/15/13
Foxchase	T-Mobile	Express Stores, LLC	Deed of Lease dated 3/22/13
Memorandum of Lease Commencement Date dated 3/28/13
Letter Agreement dated 10/2/17 re: T's Exercise of Renewal Option
Foxchase	Wells Fargo Bank, N. A.	Wells Fargo Bank, N.A.	Shopping Center Deed of Lease dated 9/26/00
First Amendment to Lease dated 12/28/10
Second Amendment to Deed of Lease dated 11/19/18
Gateway	Aldi	Aldi Inc. (Maryland)	Deed of Lease Agreement dated 4/13/17
Guaranty dated 3/28/17
First Amendment of Deed of Lease Agreement dated 6/20/17
Memorandum of Lease Commencement Date dated 8/8/17
Gateway	Best Buy	Best Buy Stores, L.P.	Lease dated 8/23/06
First Amendment of Lease dated 6/4/07
Letter Agreement dated 10/15/09 re: Taxes and Liquidated Damages
Letter Agreement dated 8/15/12 re: Remodel Drawings Letter dated 10/24/16 re: Exercise of Renewal Option
Letter dated 10/24/16 re: Exercise of Renewal Option
Gateway	Capital One Bank	Capital One, N.A.	Ground Lease dated 9/8/06
First Amendment of Lease dated 5/3/11
Gateway	Ethan Allen	Ethan Allen Retail, Inc.	Shopping Center Lease dated 5/29/15
Memorandum of Lease Commencement Date dated 11/16/15
Gateway	Five Below	Five Below, Inc.	Lease dated 2/15/07
First Amendment of Lease dated 12/5/07
Letter dated 8/23/16 re: Exercise of Renewal Option
Gateway	FloorMax	Carpet N Things, Inc.	Lease dated 7/28/10
Guaranty dated xx/xx/10
First Amendment of Lease dated 11/23/10
Gateway	Gold's Gym	GBG Inc.	Lease dated 5/17/12
f			Memorandum of Lease Commencement Date dated 11/27/12
Consent, Estoppel Certificate and Agreement dated 5/7/13
Assignment and Assumption of Lease dated 6/26/13

Property	D/B/A:	Tenant Name:	Lease Index:
Gateway	Golf Galaxy	Golf Galaxy, LLC	Lease dated 11/29/06
Letter dated 4/13/17 re: Exercise of Renewal Option
Gateway	Houlihan's	SMS Columbia, LLC	Lease dated 10/6/06
Guaranty dated 9/26/06
First Amendment of Lease dated 11/16/10
Second Amendment to Lease dated 3/11/13
Landlord's Agreement & Estoppel Certificate dated 3/11/13
Gateway	Jersey Mikes or Jersey Mikes Submarine & Salad Restaurant	Malamis Holdings, LLC	Shopping Center Lease dated 9/3/13
Memorandum of Lease Commencement Date dated 9/25/13
Gateway	Massage Envy	DASU Inc.	Lease dated 5/10/07
First Amendment of Lease dated 10/5/09
Landlord’s Lien Waiver Agreement dated 2/25/14
Second Amendment to Lease dated 3/13/17
Gateway	On the Border Mexican Grill & Cantina	OTB Acquisition LLC	Sublease dated 10/2/06
First Amendment of Lease dated 6/21/07
Assignment and Assumption of Lease Agreement (undated)
Commencement and Termination Agreement dated 11/1/107
Landlord's Consent to Assignment and Estoppel Certificate dated 3/26/10
Letter dated 2/27/17 re: Exercise of Renewal Option
Gateway	PM Pediatrics	PM Pediatrics Realty-Columbia LLC	Shopping Center Lease dated 2/27/19
Memorandum of Lease Commencement Date dated 3/27/19
Gateway	Road Runner Sports	Road Runner Sports Retail, Inc.	Lease dated 7/23/07
First Amendment to Lease dated 7/12/17
Gateway	Silver Diner	Silver Diner Columbia, LLC	Shopping Center Lease dated 5/10/17
Guaranty dated 5/2/17
First Amendment to Lease dated 7/5/17
Second Amendment to Lease and Indemnification Agreement dated 10/5/17
Gateway	TGI Friday's	TGI Friday's Inc. and TGI Friday's of Howard County, Inc.	Lease dated 9/10/92
Letter dated 2/13/03 re: Exercise of First Renewal Option
Letter dated 2/28/08 re: Exercise of Second Renewal Option
Letter dated 2/1/13 re: Exercise of Third Renewal Option
First Amendment to Lease and Lease Extension Agreement dated 6/8/18
Gateway	The Perfect Pour	Grape & Grain, Inc.	Lease dated 7/16/07
First Extension and First Amendment of Lease dated 11/18/08
Second Amendment of Lease dated 6/9/09
Letter Agreement dated 10/30/09 re: Initial End Date
Third Amendment to Lease and Assignment of Lease and Landlord’s Consent dated 5/6/13

Property	D/B/A:	Tenant Name:	Lease Index:
Gateway	Today's Pet	Today's Pet, Inc.	Lease dated 12/10/09
Letter Agreement dated 7/31/10 re: Opening Date
Gateway	Trader Joe's	Trader Joe's East, Inc.	Lease dated 12/21/06
First Amendment of Lease dated 10/8/08
Letter dated 5/3/17 re: Exercise of Renewal Option
Gateway	Ulta	Ulta Salon, Cosmetics & Fragrance, Inc.	Lease dated 12/13/06
Commencement Date Certificate dated 7/30/07
Notice of Renewal dated 1/30/17
Gateway	Venetian Nail Spa	Venetian Nails & Spa of Maryland, Inc.	Shopping Center Lease dated 2/17/17
Guaranty dated 2/15/17
Memorandum of Lease Commencement Date dated 2/22/17
Gateway	Verizon Wireless	Cellco Partnership	Communications Site License Agreement dated 10/10/15
Gateway	Wachovia Bank, N.A.	Wachovia Bank, N.A.	Ground Lease dated 11/27/06
Olney	Academy of Martial Arts	Scott Teague's Academy of Martial Arts, Inc.	Shopping Center Lease dated 9/2/15
Guaranty dated 8/24/15
Memorandum of Lease Commencement Date dated 9/28/15
First Amendment to Lease dated 3/9/16
Olney	Banfield Pet Hospital	Medical Management International, Inc.	Shopping Center Lease dated 5/15/19 Memorandum of Lease Commencement Date dated 6/17/19
Olney	Cabinet Discounters	Cabinet Discounters, Inc.	Shopping Center Lease dated 6/4/12
Guaranty dated 6/1/12
Memorandum of Lease Commencement Date dated 6/5/12
First Amendment to Lease dated 2/14/17
Olney	California Tortilla	Caltort Development Corporation	Retail Lease dated 1/15/03
Guaranty dated 1/13/03
Letter dated 12/17/12 re: Exercise of Renewal Option
Letter dated 11/21/17 re: Exercise of Renewal Option
Olney	Carpet & Vacuum Expo	Atlas Service Center, Inc.	Retail Lease dated 1/7/03
First Amendment to Lease dated 8/29/12
Second Amendment to Lease dated 6/12/17
Olney	Cold Stone Creamery	Coldkiss Hana, Inc.	Retail Lease dated 12/1/03
Guaranty of Lease dated 11/22/03
Addendum to Lease dated 12/1/03
Second Addendum to Lease dated 3/15/04
Third Addendum to Lease dated 8/17/04
Assignment and Assumption of Lease dated 9/8/10
Letter dated 12/1/18 re: T's Exercise of Renewal Option
Olney	Dino's Barber and Stylist II	Theofilos Siskos and Loukia Siskos	Indenture of Lease dated 3/24/87
Guarantee dated 4/6/87
First Amendment to Indenture of Lease dated 5/30/97

Property	D/B/A:	Tenant Name:	Lease Index:
Assignment and Lease Modification Agreement dated 12/31/99
Relocation Addendum dated 7/9/02
Fourth Lease Amendment and Extension of Lease dated 1/22/09
Fifth Amendment to Lease dated 8/5/14
Sixth Amendment to Lease dated 3/21/19
Olney	Dunkin' Donuts	Luis Group Two, LLC	Shopping Center Lease dated 12/1/95
Guaranty dated 11/20/95
Assignment and Lease Modification Agreement dated 8/29/01
Lease Amendment and Extension of Lease dated 11/25/05
Third Lease Amendment and Extension of Lease dated 1/7/11
Fourth Amendment to Lease dated 9/5/13
Fifth Amendment to Lease and Assignment of Lease and Landlord's Consent dated 4/11/14
Olney	Eye Works	Eye Works, Inc.	Retail Lease dated 10/14/03
Certificate of Acceptance dated 10/14/03
Lease Amendment and Extension of Lease dated 2/26/09
Second Lease Amendment and Extension of Lease dated 5/30/14
Settlement Agreement & Mutual Release dated 5/30/14
Olney	GNC or General Nutrition Center	General Nutrition Corporation	Shopping Center Lease dated 6/20/95
Addendum to Lease dated 2/11/00
Second Addendum to Lease dated 12/18/03
Third Lease Amendment and Extension of Lease dated 4/22/09
Fourth Amendment to Lease dated 7/30/12
Fifth Amendment to Lease dated 12/5/14
Letter dated 5/31/19 re: Rescission of Sixth Amendment
Olney	Gold's Gym	GBG Inc.	Retail Lease dated 7/26/11
Guaranty of Lease dated 2/16/11
Memorandum of Lease Commencement Date dated 11/27/12
Assignment and Assumption of Lease dated 6/26/13
Olney	Hair EFX	Hair EFX, Inc.	Retail Lease dated 1/7/03
Certificate of Acceptance dated 12/20/02
Guaranty of Lease dated 1/7/03
First Amendment to Lease dated 9/30/13
Olney	HomeGoods	HomeGoods, Inc.	Lease Agreement dated 1/10/02
Letter Agreement dated 4/18/02 re: T's Consent for Relocation of Karate Studio
Letter Agreement dated 7/1/02 re: T's Consent for Operation of Little Gym
Commencement Date Agreement dated 2/4/05
Letter dated 8/24/12 re: Exercise of Renewal Option
Letter Agreement dated 7/21/17 re: LL's Consent for Cart Corrals
Letter dated 8/15/17 re: Exercise of Renewal Option
Olney	Hunan Delight	Jetta Chinese Restaurant, Inc.	Shopping Center Lease dated 9/30/13

Property	D/B/A:	Tenant Name:	Lease Index:
Guaranty dated 9/26/13
Olney	IHOP Restaurant or IHOP	Harvest Olney, Inc.	Shopping Center Lease dated 5/11/17
Guaranty dated 5/6/17
Letter dated 12/1/17 re: Commencement Date
Opening Notice dated 5/21/19
Olney	Mamma Lucia	Mamma Lucia of Olney, Inc.	Retail Lease dated 10/19/99
Guaranty of Lease dated 10/12/99
Addendum to Lease dated 10/1/00
Second Addendum to Lease dated 7/11/02
Third Lease Amendment and Extension of Lease dated 10/1/09
Guaranty dated 4/2/19
Fourth Amendment to Lease and Extension of Lease dated 4/8/19
Olney	Massage Envy Spa	Massage Envy of Olney, LLC	Shopping Center Lease 11/26/14
Guaranty dated 11/13/14
Memorandum of Lease Commencement Date dated 12/9/14
Olney	Mathnasium of Olney	Swati Human Development LLC	Shopping Center Lease dated 3/5/14
Guaranty dated 2/15/14
Memorandum of Lease Commencement Date dated 3/6/14
First Amendment to Lease and Assignment of Lease and Landlord's Consent dated 10/19/16
Olney	Moby's House of Kabobs	Moby Dick XI Olney, Inc.	Retail Lease dated 5/29/08
Guaranty of Lease dated 5/14/08
Certificate of Acceptance dated 5/29/08
Letter (undated) re: Exercise of Renewal Option
First Amendment to Lease dated 7/30/18
Olney	Olney Beer and Wine	Merc Enterprises, Incorporated	Shopping Center Lease dated 9/14/18
Guaranty dated 8/17/18
Memorandum of Lease Commencement Date dated 10/28/18
Letter dated 12/24/18 re: Class D, Beer & Light Wine License
Olney	Party USA	Baljinder K. Daisy and Harjinder Kumar	Retail Lease dated 12/21/09
Guaranty of Lease dated 12/1/09
First Amendment to Lease and Assignment of Lease and Landlord's Consent dated 12/20/12
Second Amendment to Lease dated 7/29/15
Olney	Pho & Grill	Avocado Associates II, LLC	Retail Lease dated 11/18/10
Certificate of Acceptance 11/18/10
Guaranty of Lease dated 10/4/10
Olney	Pivot Physical Therapy	Professional Sports Care & Rehab LLC	Shopping Center Lease dated 10/25/17
Memorandum of Lease Commencement Date dated 12/7/17

Property	D/B/A:	Tenant Name:	Lease Index:
Olney	Sally Beauty Supply	Sally Beauty Supply LLC	Agreement of Lease dated 6/28/16
Memorandum of Lease Commencement Date dated 8/1/16
Letter dated 10/21/16 re: Opening Date
Olney	Sargent Cleaners	Lyhn C. Keem and Heidi Keem	Indenture of Lease dated 8/10/77
Addendum to Lease dated 9/13/83
Amendment to Lease dated 1/28/94
Third Amendment to Lease and Consent to Assignment dated 4/16/94
Second Amendment to Lease dated 4/25/95
Addendum to Lease dated 3/9/00
Relocation Addendum dated 1/11/02
Seventh Addendum to Lease dated 1/11/02
Eight Amendment to Lease dated 7/16/12
Ninth Amendment to Lease dated 12/15/16
Olney	Shoppers Food Warehouse	Giant of Maryland LLC	Lease dated 7/28/93
Letter Agreement dated 9/28/93 re: Lease Date
Certificate of Commencement dated 1/6/97
Letter dated 3/26/97 re: Expiration Date
Assignment and Assumption of Leases dated 7/29/97
Letter dated 9/1/97 re: T Merger
Letter dated 11/12/98 re: T Acquisition
Letter dated 9/1/99 re: T Merger
Letter Agreement dated 7/20/01 re: S/C Modifications
Addendum to Lease dated 11/12/02
Letter dated 6/17/13 re: Term Extension
Letter dated 6/18/18 re: Notice of Assignment and Term Extension
Olney	SunTrust	SunTrust Bank	Indenture of Lease dated 7/15/77
Guaranty of Performance dated 7/11/77
Lease Modification Agreement dated 4/18/97
Lease Amendment and Extension of Lease dated 3/3/04
Third Lease Amendment and Extension of Lease dated 9/2/08
Fourth Lease Amendment and Extension of Lease dated 3/11/10
Fifth Lease Amendment and Extension of Lease dated 6/28/10
Sixth Lease Amendment and Extension of Lease dated 7/30/10
Letter dated 5/30/19 re: T Merging w/ BB&T
Olney	T.J. Maxx	The TJX Companies, Inc.	Lease Agreement dated 1/10/02
Letter Agreement dated 4/18/02 re: T's Consent for Relocation of Karate Studio
Letter Agreement dated 7/1/02 re: T's Consent for Operation of Little Gym
Letter dated 11/12/12 re: Exercise of Renewal Option
Letter dated 4/16/18 re: Exercise of Renewal Option

Property	D/B/A:	Tenant Name:	Lease Index:
First Amendment to Lease dated xx/xx/19
Olney	The Little Gym	EA Brody, Inc.	Retail Lease dated 11/12/02
Guaranty of Lease dated xx/xx/02
Lease Amendment and Extension of Lease dated 5/31/09
Second Lease Amendment and Rent Reduction Agreement dated 9/27/10
Third Amendment to Lease dated 12/1/14
Olney	The Sherwin-Williams Company	The Sherwin-Williams Company	Indenture of Lease dated 5/7/91
Addendum to Lease dated 1/31/02
Letter Agreement dated 4/21/05 re: Delivery Date
Letter Agreement dated 9/9/06 re: Exercise of Renewal Option
Letter dated 12/9/11 re: Exercise of Renewal Option
Lease Amendment Agreement dated 2/15/17
Olney	T-Mobile	18240 Olney Village Dr 20832 Inc.	Shopping Center Lease dated 6/7/17
Memorandum of Lease Commencement Date dated 7/25/17
Olney	Venetian Spa Nails	Venetian Nail & Spa, LLC	Retail Lease dated 10/29/09
Guaranty of Lease dated 10/26/09
Wheaton	Acupuncture Massage Center	Comptec Corporation	Shopping Center Lease dated 2/6/07
Guaranty dated 1/31/07
First Amendment to Lease dated 3/1/13
Second Amendment to Lease dated 4/24/17
Wheaton	Advance Stores Company, Incorporated	Advance Stores Company, Incorporated	Lease Agreement dated 4/19/11
Memorandum of Lease Commencement Date dated 8/18/11
Wheaton	Boost Mobile	Wheaton Mobile LLC	Shopping Center Lease dated 8/29/18
Guaranty dated 7/3/18
Memorandum of Lease Commencement Date dated 10/31/18
Wheaton	Danny's Sub Shop	Fong Lok Yeung	Shopping Center Lease dated 10/23/09
First Amendment to Lease and Assignment of Lease and Landlord's Consent dated 10/25/11
Second Amendment to Lease dated 1/7/15
Wheaton	Dollar Tree	Dollar Tree Stores, Inc.	Shopping Center Lease dated 10/19/92
First Amendment to Lease dated 12/22/92
Second Amendment to Lease dated 5/18/01
Third Amendment to Lease dated 10/8/02
Fourth Amendment to Shopping Center Lease dated 10/7/08
Fifth Amendment to Lease dated 2/22/13
Sixth Amendment to Lease dated 12/13/17
Wheaton	Domino's Pizza	Team Washington, Inc.	Shopping Center Lease dated 4/24/08
Letter Agreement dated 6/12/08 re: Pylon Sign
First Amendment to Lease dated 2/7/18
Wheaton	Galvez Salon	Galvez Hair Salon, LLC	Shopping Center Lease dated 1/11/17

Property	D/B/A:	Tenant Name:	Lease Index:
Guaranty dated 9/13/16
Memorandum of Lease Commencement Date dated 1/25/17
Wheaton	Hair Salon Esmeralda	Esmeralda, Inc. and Bernardina Baya	Shopping Center Lease dated 9/16/08
Letter Agreement dated 9/3/08 re: Security Deposit
First Amendment to Lease dated 9/21/11
Second Amendment to Lease dated 8/21/12
Third Amendment to Lease dated 1/7/15
Wheaton	Han Ah Reum	HAR Wheaton, Inc.	Shopping Center Lease dated 6/26/03
First Amendment to Lease dated 8/19/13
Second Amendment to Lease dated 3/22/17
Wheaton	Harina Bakery	Harina Bakery, Inc.	Shopping Center Lease dated 9/13/13
Guaranty dated 9/6/13
Wheaton	Kidz & Family Dental Center	Kidz & Family Dental Center, LLC	Shopping Center Lease dated 5/23/14
Guaranty dated 4/25/14
Memorandum of Lease Commencement Date dated xx/xx/14
Wheaton	King Pollo	KP Wheaton, Inc.	Shopping Center Lease dated 4/25/18
Guaranty dated 4/18/18
Wheaton	Lalu'a Nails & Spa	KTN Salon, Inc.	Shopping Center Lease dated 8/18/14
f			Memorandum of Lease Commencement Date dated 8/27/14
Wheaton	M&T Bank	Manufacturers and Traders Trust Company	Shopping Center Lease dated 1/14/97
First Amendment to Lease dated 3/2/99
Second Amendment to Lease dated 4/2/02
Third Amendment to Lease dated 3/22/05
Fourth Amendment to Lease dated 4/6/10
Fifth Amendment to Lease dated 10/23/14
Wheaton	MedStar PromptCare	MedStar Urgent Care, LLC	Shopping Center Lease dated 7/16/12
Memorandum of Lease Commencement Date dated 8/15/2012
Wheaton	Papa John's Pizza	Colonel's Limited, LLC	Shopping Center Lease dated 2/3/09
Memorandum of Lease Commencement Date dated 2/12/09
Memorandum of Lease Commencement Date dated 6/11/09
First Amendment to Lease dated 3/11/13
Wheaton	R.T.C.	Renal Treatment Centers-Mid-Atlantic, Inc.	Shopping Center Lease dated 10/22/96
Guaranty dated 9/27/96
First Amendment to Lease dated 4/15/97
Second Amendment to Lease dated 6/19/07
Letter Agreement dated 2/25/09
Third Amendment to Lease dated 6/5/12
Fourth Amendment to Lease dated 9/9/14
Memorandum of First Additional Premises Occupancy Date dated 11/6/14

Property	D/B/A:	Tenant Name:	Lease Index:
Wheaton	sweetFrog	Wheaton MD Frog, LLC	Shopping Center Lease dated 4/26/13
Memorandum of Lease Commencement Date dated 5/15/13
Lease Addendum dated 5/28/13
Assignment and Assumption of Lease dated xx/xx/16
Letter dated 2/12/18 re: Section 9.8 and 46.1 of Lease
First Amendment to Lease dated 7/3/18
Wheaton	Wheaton Park Wine & Deli	Himanshu Tanna and Alka Tanna	Shopping Center Lease dated 9/5/00
Memorandum of Lease Commencement Date dated 10/5/00
First Amendment to Lease dated 2/6/04
Second Amendment to Lease and Assignment of Lease and Landlord’s Consent dated 2/6/04
Third Amendment to Lease dated 4/13/11
Fourth Amendment to Lease dated 3/30/15
Fifth Amendment to Lease dated 4/8/16
Sixth Amendment to Lease dated 3/1/18
Seventh Amendment to Lease dated 3/26/19

EXHIBIT N
TENANT ESTOPPEL CERTIFICATE

Tenant Trade Name: __________________

Suite/Floor/Space No. _________________(the “Premises”)

TENANT ESTOPPEL CERTIFICATE

THIS TENANT ESTOPPEL CERTIFICATE (this “Estoppel”), is executed this ______ day of ________, 2019, by _____________________________, a _____________________ (“Tenant”), to and in favor of Global Retail Investors, LLC, a Delaware limited liability company, its successors and assigns (“Buyer”), having its principal place of business at c/o First Washington Realty, Inc., 4350 East-West Highway, Suite 400 Bethesda, MD 20814, Attention: _____________________, and any lender to Buyer (the “Lender”) and Landlord (as defined below).
R E C I T A L S:
I.    __________________________, a ______________ (“Landlord”), is the owner of the ____________________________ (the “Property”). Tenant is the lessee under that certain lease executed between Tenant and Landlord or a predecessor in interest, dated ____________, ____ (the lease and all amendments thereto identified in Paragraph A.1. below are hereinafter referred to collectively as the “Lease”) covering all or a portion of the Property. Tenant understands that Buyer intends to purchase the Property from Landlord and, upon such purchase of the Property, Buyer will become the “Landlord” under the Lease.

II.    Tenant acknowledges that Buyer and Landlord are relying upon this Estoppel in, respectively, purchasing the Property and selling the Property.

NOW, THEREFORE, Tenant does hereby certify to Buyer, Lender and Landlord as follows:

A.    Tenant hereby represents, acknowledges and agrees as follows:

1.    The Lease is in full force and effect and has not been amended, modified or extended except as follows: ______________________________

2.    The Lease does not contain any options to purchase and/or lease additional space, rights of set off, rights of first refusal to purchase and/or lease additional space or any similar provisions regarding acquisition of ownership interests or additional leased space in the building except as follows: ______________________________.

3.    The term of the Lease commenced on ___________ and will terminate on: ________. Tenant has no options to renew or extend the Lease except as set forth in the Lease.

4.    The current monthly base rent payment under the Lease is $___________. Rent has been paid through __________, 201_. No advance rents have been prepaid except for the current month.
5.    In addition to monthly rent payments, the following amounts are also payable on a _______ basis for the following purposes: __________________________
6.    The improvements described in the Lease to be performed by Landlord (including those within the Premises) have been completed and accepted by Tenant. All payments by Landlord to Tenant called for under the Lease (including for any tenant improvements or allowances) have been received by Tenant.

7.    The security deposit under the Lease is currently $__________. Tenant has not been notified by Landlord that any of its security deposit under the Lease has been applied to all or part of Tenant’s obligations under the Lease.

8.    Tenant has not sublet any portion of the leased premises or assigned any of its rights under the Lease.

9.    Tenant is in occupancy, open for business and paying full contractual rent without right of offset or rent abatement; and such possession having been delivered by the Landlord pursuant to the Lease and having been accepted by the Tenant.

10.    Tenant has no existing claims, defenses or offsets under the Lease against Landlord or Buyer, no uncured default exists under the Lease, and no event has occurred that would, except for the lapse of time, the giving of notice or both, constitute a default.

11.    The guaranty of the Lease, if any, is in full force and effect.

12.    There are no actions, whether voluntary or involuntary or otherwise pending against Tenant under the bankruptcy laws of the United States or any portion of its interest in the Property or the Lease.

13.    The addresses for notices to be sent to Tenant is as set forth in the Lease.

14.    The undersigned is authorized to execute this Estoppel on behalf of Tenant.

This Estoppel shall inure to the benefit of Buyer, Lender and Landlord and their respective successors and assigns and shall be binding upon Tenant and its successors and assigns.

[signature page to follow.]

IN WITNESS WHEREOF, the Tenant has executed this Estoppel the day and year first above written.
TENANT:
__________________________________

By:    ____________________________

                        Name:    ______________________

                        Title:    ______________________

Note:     If any blank spaces appear in this Estoppel after execution by             Tenant, the word “none” shall be deemed to be inserted into such             blank space.

EXHIBIT N-1
SELLER ESTOPPEL CERTIFICATE

Tenant Trade Name: __________________

Suite/Floor/Space No. _________________(the “Premises”)

SELLER ESTOPPEL CERTIFICATE

THIS SELLER ESTOPPEL CERTIFICATE (this “Estoppel”), is executed this ______ day of ________, 2019, by [SELLER], a Delaware limited liability company (“Seller”), to and in favor of GRI ______________, LLC, a Delaware limited liability company, its successors and assigns (“Buyer”), having its principal place of business at c/o First Washington Realty, Inc., 4350 East-West Highway, Suite 400 Bethesda, MD 20814, Attention: _____________________, and any lender to Buyer (the “Lender”).

R E C I T A L S:

I.    Seller is the owner of the ____________________________ (the “Property”). _________________ (“Tenant”) is the lessee under that certain lease executed between Tenant and Seller or a predecessor in interest, dated ____________, ____ (the lease and all amendments thereto identified in Paragraph A.1. below are hereinafter referred to collectively as the “Lease”) covering all or a portion of the Property. Seller is delivering this Estoppel as an inducement to Buyer to acquire the Property.

II.    Seller acknowledges that Buyer and Lender are relying upon this Estoppel in, respectively, purchasing the Property and providing financing secured by the Property.

NOW, THEREFORE, Seller does hereby certify to Buyer and Lender as follows:

A.    Seller hereby represents, acknowledges and agrees as follows:

1.    The Lease is in full force and effect and has not been amended, modified or extended except as follows: ______________________________

2.    The Lease does not contain any options to purchase and/or lease additional space, rights of set off, rights of first refusal to purchase and/or lease additional space or any similar provisions regarding acquisition of ownership interests or additional leased space in the building except as follows: ______________________________.

3.    The term of the Lease commenced on ___________ and will terminate on: ________. Tenant has no options to renew or extend the Lease except as set forth in the Lease.

4.    The current monthly base rent payment under the Lease is $___________. Rent has been paid through __________, 201_. No advance rents have been prepaid except for the current month.
5.    In addition to monthly rent payments, the following amounts are also payable on a _______ basis for the following purposes: __________________________
6.    The improvements described in the Lease to be performed by Seller (including those within the Premises) have been completed and accepted by Tenant. All payments by Seller to Tenant called for under the Lease (including for any tenant improvements or allowances) have been received by Tenant.

7.    The security deposit under the Lease is currently $__________. None of the security deposit under the Lease has been applied to all or part of Tenant’s obligations under the Lease.

8.    Tenant has not sublet any portion of the leased premises or assigned any of its rights under the Lease.

9.    Tenant is in occupancy, open for business and paying full contractual rent without right of offset or rent abatement; and such possession having been delivered by the Seller pursuant to the Lease and having been accepted by the Tenant.

10.    Tenant has no existing claims, defenses or offsets under the Lease against Seller or Buyer, no uncured default exists under the Lease, and no event has occurred that would, except for the lapse of time, the giving of notice or both, constitute a default.

11.    The guaranty of the Lease, if any, is in full force and effect.

12.    There are no actions, whether voluntary or involuntary or otherwise pending against Tenant under the bankruptcy laws of the United States or any portion of its interest in the Property or the Lease.

13.    The addresses for notices to be sent to Tenant are as set forth in the Lease.

14.    The undersigned is authorized to execute this Estoppel on behalf of Tenant.
This Estoppel shall inure to the benefit of Buyer and Lender and their respective successors and assigns and shall be binding upon Seller and its successors and assigns.
[signature page to follow.]

IN WITNESS WHEREOF, the Seller has executed this Estoppel the day and year first above written.
SELLER:
__________________________________

By:    ____________________________

                        Name:    ______________________

                        Title:    ______________________

Note:     If any blank spaces appear in this Estoppel after execution by Seller,         the word “none” shall be deemed to be inserted into such blank             space.

EXHIBIT N-2
REQUIRED TENANT ESTOPPELS
Bradlee
Fresh Market
Rite Aid
Banners Hallmark
Medstar Urgentcare
Atlantis Pizzeria
SunTrust Bank
McDonald's

Foxchase
Harris Teeter
Pier 1 Imports
Cavamezze Grill
Massage Envy
La Casa Restaurant
Wells Fargo
Exxon

Gateway Overlook
Best Buy
Aldi
Gold's Gym
Golf Galaxy
Ulta
Trader Joe's
Five Below
Houlihans
On the Border
TGI Fridays
Wells Fargo
Capital One

Olney
Giant
TJ Maxx
Gold's Gym
HomeGoods
IHOP
SunTrust Bank

Wheaton
H Mart
Davita
Advance Auto Parts
Dollar Tree
MedStar Health
M&T Bank

EXHIBIT O-1
DECLARATION ESTOPPEL CERTIFICATE (GATEWAY SELLER)
THE STATE OF MARYLAND    §
§    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HOWARD        §

THIS DECLARATION ESTOPPEL CERTIFICATE (this "Certificate") has been executed this ______ day of __________, 2019, by WRIT GATEWAY OVERLOOK LLC, a Delaware limited liability company, (“Developer”) to and for the benefit of GLOBAL RETAIL INVESTORS, LLC, a Delaware limited liability company and its respective successors and assigns ("Buyer") and any lender to Buyer (“Lender”).
R E C I T A L S:
A.Reference is made to that certain Declaration of Easements and Restrictions dated June 1, 2006 and recorded in Liber 10156, at folio 251, among the land records of Howard County, Maryland as amended by that certain Supplemental Declaration dated June 1, 2006 and recorded in Liber 10156, at folio 353, that certain Amendment to Supplemental Declaration dated September 25, 2006 and recorded in Liber 10273, at folio 619 and First Amendment to Declaration dated June 17, 2013 and recorded in Liber 15028, at folio 328 (as amended and supplemented, the “Declaration”). Developer, COSTCO WHOLESALE CORPORATION, a Washington corporation (“Parcel G Owner”), and LOWE’S HOME CENTERS, INC., a North Carolina corporation (“Parcel P Owner”) (Developer, Parcel G Owner and Parcel P Owner hereinafter being collectively referred to as, the “Owners”) own all of the property encumbered by the Declaration. Unless otherwise defined herein, all capitalized terms have the respective meanings assigned to such terms in the Declaration.

B.Buyer anticipates acquiring fee title to the Developer Parcels as defined in the Declaration (the “Property”) from Developer (the “Transaction”).

C.As a condition to consummation of the Transaction, Buyer has requested, and the Owners have agreed to deliver, this Certificate with respect to certain matters covered under the Declaration. Buyer would not have agreed to consummate the Transaction in the absence of this Certificate.

In consideration of the recitals set forth above, each Owner hereby certifies to Buyer and Lender, and otherwise consents and approves, the following:
ARTICLE I
Declaration Matters

SECTION 1.01. Declaration. The Declaration is currently in full force and effect, as against the Developer, and has not, except as noted above, been assigned, modified or otherwise amended. Developer has not received any written notices and has no knowledge of any default under the Declaration, nor has Developer assigned any of Developer’s interest in the Declaration.
SECTION 1.02. Operator. The Operator under the Declaration is WRIT Gateway Overlook LLC. The Operator is responsible for performing the maintenance, repair and replacement of the Limited SWM Facility so as to keep it in functional condition.
SECTION 1.03.     Proportionate Share. Each Owner’s Proportionate Share is as follows:
Developer             ______/______        _____%
Parcel G Owner        ______/______        _____%
Parcel P Owner        ______/______        _____%

SECTION 1.04    Operator’s Costs. Each Owner has paid its Proportionate Share of Operator’s Costs for the 2018 calendar year in full. The total amount of Operator’s Costs for 2018 was $_____________. The Operator’s Costs expected to be levied under the Declaration for the 2019 calendar year in the aggregate is $___________. Each Owner has paid its Proportionate Share of Operator’s Costs to date to the extent due and payable.
SECTION 1.05. Maintenance Costs. Each Owner has paid its Proportionate Share of Maintenance Costs for the 2018 calendar year in full. The total amount of Maintenance Costs for 2018 was $_____________. The Maintenance Costs expected to be levied under the Declaration for the 2019 calendar year in the aggregate is $___________. Each Owner has paid its Proportionate Share of Maintenance Costs to date to the extent due and payable.
ARTICLE II
Miscellaneous

SECTION 2.01. Authority. All approvals and other actions required to authorize Developer’s execution of this Certificate have been received or otherwise taken.
SECTION 2.02. Reliance. Developer acknowledges that Buyer and Lender has the right to rely and will rely upon this Certificate in connection with the Transaction.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, this Certificate has been executed as of the date and year first above written.
WRIT GATEWAY OVERLOOK LLC, a Delaware limited liability company

By:     Washington Real Estate Investment Trust,     its sole member

By: ______________________________
Name:
Title:

STATE OF MARYLAND
TO WIT:
COUNTY OF MONTGOMERY

I HEREBY CERTIFY that, on this ____ day of ____________, 2019, before me, personally appeared ________________, who acknowledged himself or herself to be a _________________ of Washington Real Estate Investment Trust, the sole member of WRIT Gateway Overlook LLC, a Delaware limited liability company, and that he or she, as such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained on behalf of the limited liability company by signing his or her name in such capacity.

WITNESS my hand and notarial seal.

___________________________________
Notary Public

My commission expires: _________________

EXHIBIT O-2

ESTOPPEL CERTIFICATE
(Costco Wholesale # 1000 Columbia – Elkridge, Maryland)
Dated: _________________, 2019
Reference is made to the Declaration of Easements and Restrictions dated June 1, 2006 and recorded in Liber 10156 at folio 251 among the land records of Howard County, Maryland, as amended by the (i) Supplemental Declaration dated June 1, 2006 recorded in Liber 10156 at folio 353; (ii) Amendment to the Supplemental Declaration dated September 25, 2006 recorded in Liber 10273 at folio 619, and (iii) First Amendment to Declaration dated June 17, 2013 and recorded in Liber 15028 at folio 328 (collectively, the “REA”) relating to the property commonly known as Gateway Overlook, Howard County, Columbia, Maryland (the “Property”).
Any term commencing with an initial capital letter which is not otherwise defined herein shall have the same meaning in this Estoppel Certificate as such term has in the REA.
In connection with the REA, Costco hereby certifies to Global Retail Investors, LLC, its successors and assigns (collectively, “Buyer”) and any lender to Buyer, that, to the best of Costco’s knowledge, without further investigation or independent verification, with respect to the property currently owned by WRIT Gateway Overlook LLC (“Developer”):
No facts exist which, with the passage of time or the giving of notice or both, constitute a default by Developer under the REA;
The REA has not been assigned, modified or amended other than as stated above; and
As of the date hereof, the REA is in full force and effect.
1.Costco’s knowledge as used in this Estoppel Certificate is limited to the knowledge of the following Costco employees, as of the date of this Estoppel Certificate, without further investigation or independent verification:
Warehouse Manager    Real Estate Manager
Chris Moore    Diane Carter

2.This Estoppel Certificate is not intended to alter or amend the terms of the REA or increase or decrease the rights, privileges, liabilities or obligations of Costco or Developer set forth therein.

COSTCO

Costco Wholesale Corporation

By:
Name: ________________________
Title:

ESTOPPEL CERTIFICATE

TO:	Global Retail Investors, LLC, its successors and assigns (collectively, “Buyer”)
and any lender to Buyer
4350 East-West Highway, Suite 400
Bethesda, MD 20814

RE:
Declaration of Easement and Restrictions by The Howard Research and Development Corporation, a Maryland corporation dated June 1, 2006, recorded in Liber 10156, Folio 251 as supplemented by that certain Supplemental Declaration dated June 1, 2006 recorded in the Recorder’s Office in Liber 10156, Folio 353, and as amended by that certain Amendment to Supplemental Declaration dated September 25, 2006 recorded in Liber 10273, Folio 619, and as amended by that certain First Amendment to Declaration dated June 17, 2013 and recorded in Liber 15028, Folio 328 of the Real Property records of Howard County, Maryland (said Declaration being herein referred to as the “REA”).

Lowe’s Store Number: 2244
Lowe’s Store Location: Columbia, Maryland
In accordance with Section 11.15 of the above-referenced REA, the undersigned (“Lowe’s”), hereby states as follows:

1.	The REA is currently in existence and in full force and effect.

2.	The REA has not been modified except as described above.

3.	The undersigned has not sent any notice of default to any other owner under the REA that has not been cured.
This Estoppel Certificate does not (a) constitute a waiver of any rights Lowe’s may have under the REA, or (b) modify, alter, or change any of the terms or conditions of the REA.
The statements contained herein are not affirmative representations, warranties, covenants or waivers, but shall act solely to estop the undersigned from asserting any claim or defense against Buyer to the extent such claim or assertion is based upon facts, now known to the undersigned which are contrary to those contained herein, and Buyer has acted in reasonable reliance upon such statements without knowledge of facts to the contrary.

Dated: ____________, 2019	Lowe’s Home Centers Inc., a North Carolina corporation By: Name: Title:

EXHIBIT O-3

__________________, 2019

Re:
Columbia Hotel/Restaurant Park Declaration of Covenants, Conditions, Easements and Restrictions dated March 20, 1991 recorded among the Land Records of Howard County, Maryland, Liber 2300 folio 422 (the “Declaration”)

In connection with the proposed sale of the property identified on Exhibit A attached hereto that is subject to the Declaration to Global Retail Investors, LLC or one of its affiliates (collectively, “Purchaser”), by WRIT Gateway Overlook LLC (“Seller”), the undersigned, as Declarant under the Declaration, hereby certifies to Seller, Purchaser, and any lender of Purchaser and all of their successors and assigns, as follows: (i) the Declaration is in full force and effect and has not been modified; (ii) the Seller is not in default in any respect under the Declaration; (iii) the Seller does not have any outstanding amounts due under the Declaration and (iv) the undersigned is the party responsible for enforcing and administering the provisions of the Declaration because the undersigned never assigned those rights to Columbia Hotel/Restaurant Park Association, Inc. and the Association has forfeited its charter.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this ___ day of _____________, 2019.

THE HOWARD RESEARCH AND
DEVELOPMENT CORPORATION

By:
Name:
Title:

EXHIBIT A

LEGAL DESCRIPTION

TGI Friday’s Parcel
Parcel D, as shown on the Plat entitled, “Benson Business Center, Parcels ‘A’ – ‘G’, Open Space Lots 1 & 2, Section 1, Sheets 1 and 2 of 2,” which Plat is recorded among the Land Records of Howard County, Maryland, as Plat Nos. 9613 and 9614.

SCHEDULE 2.4

ALLOCATION OF PURCHASE PRICE & DEPOSIT

SCHEDULE 5.2

TAX APPEALS

Property	Tax Year	Status
Gateway Overlook	2019	Active. Appealed account 16-216070. 1st level appeal was denied, filed the appeal to PTAAB. There is nothing active for 2018.
Olney Village Shopping Center	2019	Active. Waiting on the PTAAB hearing for the 2019 supplemental assessment increase we received this April. There is nothing active for 2018.

SCHEDULE 5.6

SELLER’S LEASING COSTS

Tenant	Suite	Size (SF)	Status / Exec. Date	Base Build ($)	TI ($)	LC ($)	Abatement ($)	RCD Rent Credit	TOTAL
Palm Beach Tan	3690E	3,800	8/15/2018	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Orange Theory[1]	3624	4,465	11/1/2018	$0.00	$0.00	$0.00	$49,052.99	$0.00	$49,052.99
USPS	3682	8,720	Awaiting Countersignature	$0.00	$0.00	$41,263.20	$0.00	$0.00	$41,263.20
Alexandria Pastry	3690H	3,800	3/21/2019	$0.00	$0.00	$26,948.39	$0.00	$0.00	$26,948.39
Bank of America[2]	3690G	1,912	4/29/2019	$0.00	$38,240.00	$60,608.88	$0.00	$121,350.00	$220,198.88
TOTAL				**$0.00**	**$38,240.00**	**$128,820.47**	**$49,052.99**	**$121,350.00**	**$337,463.46**

Tenant	Suite	Size (SF)	Status / Exec. Date	Base Build ($)	TI ($)	LC ($)	Abatement ($)	RCD Rent Credit	TOTAL
Wells Fargo	4601	2,937	11/19/2018	$0.00	$0.00	$70,581.32	$0.00	$0.00	$70,581.32
TOTAL				**$0.00**	**$0.00**	**$70,581.32**	**$0.00**	**$0.00**	**$70,581.32**

Tenant	Suite	Size (SF)	Status / Exec. Date	Base Build ($)	TI ($)	LC ($)	Abatement ($)	RCD Rent Credit	TOTAL
Olney Beer & Wine	18316	4,157	9/14/2018	$0.00	$166,280.00	$44,209.73	$0.00	$0.00	$210,489.73
Dino's Barber Shop	18233	900	3/21/2019	$0.00	$0.00	$2,460.79	$0.00	$0.00	$2,460.79
Banfield[3]	18163	3,462	5/15/2019	$0.00	$0.00	$34,948.90	$19,416.05	$29,822.43	$84,187.38
TOTAL				**$0.00**	**$166,280.00**	**$81,619.41**	**$19,416.05**	**$29,822.43**	**$297,137.89**

Tenant	Suite	Size (SF)	Status / Exec. Date	Base Build ($)	TI ($)	LC ($)	Abatement ($)	RCD Rent Credit	TOTAL
Wheaton Park Beer & Wine	12039	1,976	3/26/2019	$0.00	$0.00	$1,016.90	$0.00	$0.00	$1,016.90
King Pollo	12009	2,444	4/25/2018	$34,000.00	$73,320.00	$24,178.99	$0.00	$0.00	$131,498.99
Boost Mobile	11925	1,320	8/29/2018	$0.00	$0.00	$6,568.70	$0.00	$0.00	$6,568.70
TOTAL				**$34,000.00**	**$73,320.00**	**$31,764.58**	**$0.00**	**$0.00**	**$139,084.58**

Tenant	Suite	Size (SF)	Status / Exec. Date	Base Build ($)	TI ($)	LC ($)	Abatement ($)	RCD Rent Credit	TOTAL
PM Pediatrics[4]	6630	5,034	2/27/2019	$0.00	$151,020.00	$85,589.23	$0.00	$51,877.50	$288,486.73
TGI Friday's	1	5,700	6/29/2018	$10,000.00	$0.00	$2,547.75	$0.00	$0.00	$12,547.75
Silver Diner	8250	6,700	9/26/2018	$0.00	$0.00	$15,000.00	$0.00	$0.00	$15,000.00
TOTAL				**$10,000.00**	**$151,020.00**	**$103,136.98**	**$0.00**	**$51,877.50**	**$316,034.48**

Notes:

Prior to closing the parties shall determine a rent credit for those tenants identified based upon their initial full rent from closing until thei on the closing date), these credits are subject to decrease:

[1] *Orange Theory 50% rent abatement to expire on 3/1/20 based on opening notice of 2/28/19*

[2] *For the purposes of the RCD Rent Credit, Bank of America RCD will be 4/14/20 and maximum RCD Rent Credit to Buyer no greater than $121,350.*

[3] *Banfield RCD to be no later than 10/3/19 based on LCD of 6/5/19*

[4] *PM Pediatrics RCD to be no later than 10/17/19 based on LCD of 3/21/19*

SCHEDULE 8.2.2(G)

ENVIRONMENTAL DISCLOSURES

Property	Report	Date
Bradlee Shopping Center	Phase I Environmental Site Assessment	July 31, 2018
Bradlee Shopping Center	HP Environmental – Letter	April 3, 2019
Bradlee Shopping Center	Phase I Environmental Site Assessment – Bank of America	February 14, 2019
Shoppes at Foxchase	Phase I Environmental Site Assessment	July 31, 2018
Shoppes at Foxchase	SWCB Giles Letter to NHP	June 17, 1992
Shoppes at Foxchase	Soil Gas Survey	August 7, 1992
Shoppes at Foxchase	ATEC Site Characterization	November 20, 1992
Shoppes at Foxchase	NHP Response to Giles' Letter Regarding 11-20 Site Characterization	February 11, 1993
Shoppes at Foxchase	Underground Water Testing	August 23, 2004
Shoppes at Foxchase	VA DEQ Case Closure Letter	September 16, 2004
Gateway Overlook Shopping Center	Phase I Environmental Site Assessment	August 3, 2018
Gateway Overlook Shopping Center – TGIF	Phase I Environmental Site Assessment	August 31, 2018
Gateway Overlook Shopping Center	HPE Letter RE: Groundwater Monitoring Well Installation and Sampling	November 11, 2011
Gateway Overlook Shopping Center	HPE Letter RE: Groundwater Monitoring Well Installation and Sampling	July 10, 2013
Gateway Overlook Shopping Center	HPE Letter RE: Groundwater Monitoring Well Installation and Sampling	September 11, 2015
Gateway Overlook Shopping Center	HPE Letter RE: Groundwater Monitoring Well Installation and Sampling	September 12, 2016
Gateway Overlook Shopping Center	HPE Letter RE: Groundwater Monitoring Well Installation and Sampling	November 30, 2017
Gateway Overlook Shopping Center	HPE Letter RE: Groundwater Monitoring Well Installation and Sampling	August 16, 2018
Gateway Overlook Shopping Center	Phase I Environmental Site Assessment	December 9, 2005

Gateway Overlook Shopping Center	Phase I Environmental Site Assessment	October 31, 2007
Gateway Overlook Shopping Center	Phase I and Limited Phase II Environmental Site Assessment	October 20, 2010
Gateway Overlook Shopping Center	Phase I Environmental Site Assessment – 7-Eleven	October 15, 2010
Gateway Overlook Shopping Center	Phase I Environmental Site Assessment – TGI Friday’s	October 15, 2010
Olney Village Shopping Center	Phase I Environmental Site Assessment	July 30, 2018
Olney Village Shopping Center	Phase II Environmental Site Assessment	September 2, 1998 Revised November 20, 2001 Revised October 21, 2002
Olney Village Shopping Center	Soil Boring Locations	December 8, 2011
Olney Village Shopping Center	Phase I and Limited Phase II Environmental Site Assessment	June 11, 2011
Wheaton Park Shopping Center	Phase I Environmental Site Assessment	July 31, 2018
Wheaton Park Shopping Center	Limited Phase II Environmental Site Assessment	April 27, 2016

SCHEDULE 10.3

SELLERS’ PROPERTY INSURANCE CERTIFICATES

Page 1 of 1

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER Willis of Maryland, Inc. c/o 26 Century Blvd P.O. Box 305191 Nashville, TN 372305191 USA	CONTACT NAME: PHONE (A/C, No, Ext): 1-877-945-7378 FAX (A/C, No): 1-888-467-2378 E-MAIL ADDRESS: certificates@willis.com
INSURED WashREIT Bradlee Shopping Center, LLC 1775 Eye Street Suite 1000 Washington, DC 20006	

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Charter Oak Fire Insurance Company	25615
INSURER B :	American Insurance Company	21857
INSURER C :	Affiliated FM Insurance Company	10014
INSURER D :		
INSURER E :		
INSURER F :		

COVERAGES **CERTIFICATE NUMBER:** W7349575 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	[X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS-MADE [X] OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [ ] PRO-JECT [X] LOC OTHER:			660-4D442696-COF-18	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
	AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] OWNED AUTOS ONLY [ ] SCHEDULED AUTOS [ ] HIRED AUTOS ONLY [ ] NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	[X] UMBRELLA LIAB [X] OCCUR [ ] EXCESS LIAB [ ] CLAIMS-MADE [ ] DED [X] RETENTION $ 0			SUO 00058181827	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 5,000,000
							AGGREGATE	$ 5,000,000
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? [ ] (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
C	Commercial Property			WD478	08/31/2018	08/31/2019	Real Prop, BPP, Loss	of Rents
							Loss Limit:	$750,000,000
							$5,000,000 Extra Exp	$5,000 Deductible

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Location: 3600 King Street Alexandria, VA 22302

Property: Coverage is all-risks of direct physical loss subject to policy exclusions.

CERTIFICATE HOLDER	CANCELLATION
Washington Real Estate Investment Trust 1775 Eye Street, NW Suite 1000 Washington, DC 20006	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Arlyn Muncher

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

SR ID: 16670949 BATCH: 849568

Page 1 of 1

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Willis of Maryland, Inc.
c/o 26 Century Blvd
P.O. Box 305191
Nashville, TN 372305191 USA

CONTACT NAME:
PHONE (A/C, No, Ext): 1-877-945-7378 | FAX (A/C, No): 1-888-467-2378
E-MAIL ADDRESS: certificates@willis.com

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Charter Oak Fire Insurance Company	25615
INSURER B :	American Insurance Company	21857
INSURER C :	Affiliated FM Insurance Company	10014
INSURER D :		
INSURER E :		
INSURER F :		

INSURED
WashREIT Shoppes at Foxchase, LLC
1775 Eye Street
Suite 1000
Washington, DC 20006

COVERAGES **CERTIFICATE NUMBER:** W7349572 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; X LOC; OTHER:			660-4D442696-COF-18	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
	AUTOMOBILE LIABILITY; ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	X UMBRELLA LIAB; X OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; X RETENTION $ 0			SUO 00058181827	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 5,000,000
							AGGREGATE	$ 5,000,000
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
C	Commercial Property			WD478	08/31/2018	08/31/2019	Real Prop, BPP, Loss	of Rents
							Loss Limit:	$750,000,000
							$5,000,000 Extra Exp	$5,000 Deductible

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Location: 4513 Duke Street Alexandria VA, 22304

Property: Coverage is all-risks of direct physical loss subject to policy exclusions.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Arlyn Meunher

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

SR ID: 16670949 BATCH: 849568

Page 1 of 1

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Willis of Maryland, Inc.
c/o 26 Century Blvd
P.O. Box 305191
Nashville, TN 372305191 USA

CONTACT NAME:
PHONE (A/C, No, Ext): 1-877-945-7378
FAX (A/C, No): 1-888-467-2378
E-MAIL ADDRESS: certificates@willis.com

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Charter Oak Fire Insurance Company	25615
INSURER B :	Phoenix Insurance Company	25623
INSURER C :	Farmington Casualty Company	41483
INSURER D :		
INSURER E :		
INSURER F :		

INSURED
Washington Real Estate Investment Trust
1775 Eye Street
Suite 1000
Washington, DC 20006

COVERAGES **CERTIFICATE NUMBER:** W7349517 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; X LOC; OTHER:			660-4D442696-COF-18	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
B	AUTOMOBILE LIABILITY; X ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY			BA-5879B538-18-CAG	08/31/2018	08/31/2019	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N / A		UB-8K700917-18-43	08/31/2018	08/31/2019	X PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$ 500,000
							E.L. DISEASE - EA EMPLOYEE	$ 500,000
							E.L. DISEASE - POLICY LIMIT	$ 500,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER

Gateway Overlook Business Trust

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Arlyn Mecumber

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

SR ID: 16670949 BATCH: 849568

Page 1 of 1

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Willis of Maryland, Inc.
c/o 26 Century Blvd
P.O. Box 305191
Nashville, TN 372305191 USA

CONTACT NAME:
PHONE (A/C, No, Ext): 1-877-945-7378 | FAX (A/C, No): 1-888-467-2378
E-MAIL ADDRESS: certificates@willis.com

INSURED
Washington Real Estate Investment Trust
1775 Eye Street
Suite 1000
Washington, DC 20006

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Charter Oak Fire Insurance Company	25615
INSURER B :	Phoenix Insurance Company	25623
INSURER C :	Farmington Casualty Company	41483
INSURER D :		
INSURER E :		
INSURER F :		

COVERAGES

CERTIFICATE NUMBER: W7349518 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; X LOC; OTHER:			660-4D442696-COF-18	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
B	AUTOMOBILE LIABILITY; X ANY AUTO; OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY			BA-5879B538-18-CAG	08/31/2018	08/31/2019	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	UMBRELLA LIAB; OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
C	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y / N; ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N / A		UB-8K700917-18-43	08/31/2018	08/31/2019	X PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$ 500,000
							E.L. DISEASE - EA EMPLOYEE	$ 500,000
							E.L. DISEASE - POLICY LIMIT	$ 500,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER

Gateway Overlook Business Trust II

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Arlyn Meunher

© 1988-2016 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

SR ID: 16670949 BATCH: 849568

ACORD®

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS EVIDENCE OF COMMERCIAL PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

PRODUCER NAME, CONTACT PERSON AND ADDRESS: Willis of Maryland, Inc. c/o 26 Century Blvd P.O. Box 305191 Nashville, TN 372305191 USA PHONE (A/C, No, Ext): 1-877-945-7378	COMPANY NAME AND ADDRESS: Affiliated FM Insurance Company 75 Remittance Dr Ste 6183 Chicago, IL 606756183 NAIC NO: 10014 IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
FAX (A/C, No): 1-888-467-2378 E-MAIL ADDRESS: certificates@willis.com	
CODE: SUB CODE:	POLICY TYPE: Commercial Property
AGENCY CUSTOMER ID #:	
NAMED INSURED AND ADDRESS: Washington Real Estate Investment Trust 1775 Eye Street Suite 1000 Washington, DC 20006	LOAN NUMBER: 702698 POLICY NUMBER: WD478 EFFECTIVE DATE: 08/31/2018 EXPIRATION DATE: 08/31/2019 ☐ CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S):	THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (ACORD 101 may be attached if more space is required) ☒ BUILDING OR ☒ BUSINESS PERSONAL PROPERTY

LOCATION / DESCRIPTION

Location: Olney Village Mart 18100-18330 Village Center Drive, Olney, MD 20832.

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

PERILS INSURED: ☐ BASIC ☐ BROAD ☒ SPECIAL

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ $750,000,000   DED: $25,000

	YES	NO	N/A	
☒ BUSINESS INCOME ☒ RENTAL VALUE	X			If YES, LIMIT: $750,000,000 ☒ Actual Loss Sustained; # of months: 18
BLANKET COVERAGE			X	If YES, indicate value(s) reported on property identified above: $
TERRORISM COVERAGE	X			Attach Disclosure Notice / DEC
IS THERE A TERRORISM-SPECIFIC EXCLUSION?		X		
IS DOMESTIC TERRORISM EXCLUDED?		X		
LIMITED FUNGUS COVERAGE	X			If YES, LIMIT: $25,000,000 DED: $25,000
FUNGUS EXCLUSION (If "YES", specify organization's form used)			X	
REPLACEMENT COST	X			
AGREED VALUE	X			
COINSURANCE		X		If YES, %
EQUIPMENT BREAKDOWN (If Applicable)	X			If YES, LIMIT: $750,000,000 DED: $25,000
ORDINANCE OR LAW - Coverage for loss to undamaged portion of bldg	X			If YES, LIMIT: $750,000,000 DED: $25,000
- Demolition Costs	X			If YES, LIMIT: $20,000,000 DED: $25,000
- Incr. Cost of Construction	X			If YES, LIMIT: $20,000,000 DED: $25,000
EARTH MOVEMENT (If Applicable)	X			If YES, LIMIT: $250,000,000 DED: $100,000
FLOOD (If Applicable)	X			If YES, LIMIT: $250,000,000 DED: $100,000
WIND / HAIL INCL ☒ YES ☐ NO Subject to Different Provisions:		X		If YES, LIMIT: $750,000,000 DED: $25,000
NAMED STORM INCL ☐ YES ☐ NO Subject to Different Provisions:			X	If YES, LIMIT: DED:
PERMISSION TO WAIVE SUBROGATION IN FAVOR OF MORTGAGE HOLDER PRIOR TO LOSS	X			

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

☐ CONTRACT OF SALE ☒ LENDER'S LOSS PAYABLE ☐ LOSS PAYEE ☒ MORTGAGEE

NAME AND ADDRESS

Metropolitan Life Insurance Company
its affiliates and/or successors and assigns
Commercial Loan Services
P. O. Box 25981
Shawnee Mission, KS 66225-5981

LENDER SERVICING AGENT NAME AND ADDRESS

AUTHORIZED REPRESENTATIVE

Arlyn McMonks

© 2003-2015 ACORD CORPORATION. All rights reserved.

ACORD 28 (2016/03)

The ACORD name and logo are registered marks of ACORD

SR ID: 16670949   BATCH: 849568   CERT: W7349534

ACORD®

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS EVIDENCE OF COMMERCIAL PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

PRODUCER NAME, CONTACT PERSON AND ADDRESS — PHONE (A/C, No, Ext): 1-877-945-7378
Willis of Maryland, Inc.
c/o 26 Century Blvd
P.O. Box 305191
Nashville, TN 372305191 USA

FAX (A/C, No): 1-888-467-2378 — E-MAIL ADDRESS: certificates@willis.com

CODE: — SUB CODE:

AGENCY CUSTOMER ID #:

COMPANY NAME AND ADDRESS — NAIC NO: 10014
Affiliated FM Insurance Company
75 Remittance Dr Ste 6183
Chicago, IL 606756183

IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH

POLICY TYPE: Commercial Property

NAMED INSURED AND ADDRESS
Washington Real Estate Investment Trust
1775 Eye Street
Suite 1000
Washington, DC 20006

LOAN NUMBER: 701574 — POLICY NUMBER: WD478

EFFECTIVE DATE: 08/31/2018 — EXPIRATION DATE: 08/31/2019 — ☐ CONTINUED UNTIL TERMINATED IF CHECKED

ADDITIONAL NAMED INSURED(S):

THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (ACORD 101 may be attached if more space is required) ☒ BUILDING OR ☒ BUSINESS PERSONAL PROPERTY

LOCATION / DESCRIPTION
Location: WRIT Olney Village Center, LLC 18205 Village Mart Dr Olney, MD (a.k.a. 18330 Village Mart Dr Olney, MD)

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

PERILS INSURED: ☐ BASIC ☐ BROAD ☒ SPECIAL

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ $750,000,000 — DED: $25,000

	YES	NO	N/A	
☒ BUSINESS INCOME ☒ RENTAL VALUE	X			If YES, LIMIT: $750,000,000 — X Actual Loss Sustained; # of months: 18
BLANKET COVERAGE			X	If YES, indicate value(s) reported on property identified above: $
TERRORISM COVERAGE	X			Attach Disclosure Notice / DEC
IS THERE A TERRORISM-SPECIFIC EXCLUSION?		X		
IS DOMESTIC TERRORISM EXCLUDED?		X		
LIMITED FUNGUS COVERAGE	X			If YES, LIMIT: $25,000,000 — DED: $25,000
FUNGUS EXCLUSION (If "YES", specify organization's form used)			X	
REPLACEMENT COST	X			
AGREED VALUE	X			
COINSURANCE		X		If YES, %
EQUIPMENT BREAKDOWN (If Applicable)	X			If YES, LIMIT: $750,000,000 — DED: $25,000
ORDINANCE OR LAW - Coverage for loss to undamaged portion of bldg	X			If YES, LIMIT: $750,000,000 — DED: $25,000
- Demolition Costs	X			If YES, LIMIT: $20,000,000 — DED: $25,000
- Incr. Cost of Construction	X			If YES, LIMIT: $20,000,000 — DED: $25,000
EARTH MOVEMENT (If Applicable)	X			If YES, LIMIT: $250,000,000 — DED: $100,000
FLOOD (If Applicable)	X			If YES, LIMIT: $250,000,000 — DED: $100,000
WIND / HAIL INCL ☒ YES ☐ NO Subject to Different Provisions:		X		If YES, LIMIT: $750,000,000 — DED: $25,000
NAMED STORM INCL ☐ YES ☐ NO Subject to Different Provisions:			X	If YES, LIMIT: — DED:
PERMISSION TO WAIVE SUBROGATION IN FAVOR OF MORTGAGE HOLDER PRIOR TO LOSS	X			

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

☐ CONTRACT OF SALE ☒ LENDER'S LOSS PAYABLE ☐ LOSS PAYEE
☒ MORTGAGEE

NAME AND ADDRESS
Metropolitan Life Insurance Company
its affiliates and/or successors and assigns
Commercial Loan Services
P.O. Box 25981
Shawnee Mission, KS 66225-5981

LENDER SERVICING AGENT NAME AND ADDRESS

AUTHORIZED REPRESENTATIVE
Arlyn McLendon

© 2003-2015 ACORD CORPORATION. All rights reserved.

ACORD 28 (2016/03)

The ACORD name and logo are registered marks of ACORD

SR ID: 16670949 BATCH: 849568 CERT: W7349535

Page 1 of 1

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 08/31/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	CONTACT NAME:			
Willis of Maryland, Inc. c/o 26 Century Blvd P.O. Box 305191 Nashville, TN 372305191 USA	PHONE (A/C, No, Ext): 1-877-945-7378	FAX (A/C, No): 1-888-467-2378		
	E-MAIL ADDRESS: certificates@willis.com			
	INSURER(S) AFFORDING COVERAGE		NAIC #	
	INSURER A : Charter Oak Fire Insurance Company		25615	
INSURED WashREIT Wheaton Park Shopping Center LLC Georgia Avenue & Shorefield Road Wheaton, MD 20902 USA	INSURER B : American Insurance Company		21857	
	INSURER C : Affiliated FM Insurance Company		10014	
	INSURER D :			
	INSURER E :			
	INSURER F :			

COVERAGES **CERTIFICATE NUMBER:** W7349562 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	[X] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS-MADE [X] OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: [ ] POLICY [ ] PRO-JECT [X] LOC OTHER:			660-4D442696-COF-18	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 100,000
							MED EXP (Any one person)	$ 5,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 2,000,000
								$
	AUTOMOBILE LIABILITY [ ] ANY AUTO [ ] OWNED AUTOS ONLY [ ] SCHEDULED AUTOS [ ] HIRED AUTOS ONLY [ ] NON-OWNED AUTOS ONLY						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
B	[X] UMBRELLA LIAB [X] OCCUR [ ] EXCESS LIAB [ ] CLAIMS-MADE [ ] DED [X] RETENTION $ 0			SUO 00058181827	08/31/2018	08/31/2019	EACH OCCURRENCE	$ 5,000,000
							AGGREGATE	$ 5,000,000
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? [ ] (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N / A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$
C	Commercial Property			WD478	08/31/2018	08/31/2019	Real Prop, BPP, Loss	of Rents
							Loss Limit:	$750,000,000
							$5,000,000 Extra Exp	$5,000 Deductible

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Property: Coverage is all-risks of direct physical loss subject to policy exclusions.

CERTIFICATE HOLDER	CANCELLATION
Washington Real Estate Investment Trust 1775 Eye Street, NW Suite 1000 Washington, DC 20006	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Arlyn Meunker

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ACORD 25 (2016/03)

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SR ID: 16670949 BATCH: 849568